As filed with the Securities and Exchange Commission on August 11, 2014

File No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

NUVEEN GLOBAL HIGH INCOME FUND

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, including Area Code (800) 257-8787

Kevin J. McCarthy

Vice President and Secretary

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copy to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, $0.01 Par Value Per Share	1,000 Shares	$20.00	$20,000	$2.58

(1)	Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO SHAREHOLDERS OF

NUVEEN GLOBAL INCOME OPPORTUNITIES FUND (JGG)

AND

NUVEEN DIVERSIFIED CURRENCY OPPORTUNITIES FUND (JGT)

[—], 2014

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving the enclosed Joint Proxy Statement/Prospectus?

A.	You are receiving the Joint Proxy Statement/Prospectus in connection with the annual shareholder meetings of Nuveen Global Income Opportunities Fund (“Global Income Opportunities”) and Nuveen Diversified Currency Opportunities Fund (“Diversified Currency Opportunities” and together with Global Income Opportunities, the “Target Funds” and each, a “Target Fund”). The following proposals will be considered by shareholders of each Target Fund:

•	the election of members of each Target Fund’s Board of Trustees (the “Board”) (the list of specific nominees is contained in the enclosed Joint Proxy Statement/Prospectus);

•

the merger of each Target Fund with and into a wholly-owned subsidiary of Nuveen Global High Income Fund (the “Acquiring Fund” and together with the Target Funds, the “Funds” and each, a “Fund”), a newly organized Massachusetts business trust (each, a “Merger” and together, the “Mergers”);

•	the approval of a new investment management agreement; and

•	the approval of a new sub-advisory agreement.

Proposal Regarding the Mergers

Q.	Why has each Target Fund’s Board recommended this proposal?

A.	At a meeting held on August 7, 2014, the Board of each Target Fund approved a proposal to merge its Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund, a newly formed Massachusetts business trust that will operate after the consummation of the Mergers as a registered closed-end management investment company managed in accordance with Nuveen’s global high-income strategy.

Based on information provided by Nuveen, each Target Fund’s Board believes that the Mergers may benefit such Fund’s shareholders in a number of ways, including, among other things:

•	Improved Secondary Market Trading. The proposed restructuring seeks to foster more consistent long-term demand for the combined fund’s common shares and narrow trading discounts relative to net asset value by implementing a more understandable investment mandate that offers enhanced performance potential within a well-established market segment. The greater share volume of the combined fund is expected to result in increased liquidity and reduced trading costs.

•

Higher Distribution Potential. The combined fund’s global high income investment mandate and adoption of a monthly, income-only distribution policy is expected to offer the opportunity for higher monthly distributions over time.

•	Fee and Expense Savings. The combined fund’s larger asset base is expected to result in increased economies of scale and the potential for fee and expense savings over time.

Q.	Do the Target Funds and the Acquiring Fund have similar investment objectives, policies, strategies and risks?

A.	Global Income Opportunities’ primary investment objective is to provide a high level of current income and gains, and its secondary investment objective is to seek capital preservation. Diversified Currency Opportunities’ investment objective is to provide an attractive level of current income and total return. The Acquiring Fund’s investment objective is to provide a high level of current income. The Acquiring Fund will be managed in accordance with Nuveen’s global high-income strategy, which seeks to identify securities from around the world as well as across the capital structure and credit spectrum that offer attractive income and long-term return potential. Global Income Opportunities primarily invests in sovereign, corporate and other types of debt of issuers located in developed and emerging markets around the world that are rated investment grade and typically offers greater exposure to non-U.S. currencies than the Acquiring Fund. Diversified Currency Opportunities primarily offers exposure to non-U.S. currencies and short-term global yields by investing in a portfolio of short-term international government securities denominated in unhedged, non-U.S. currencies and by purchasing forward currency contracts and other derivative instruments. As a result, the Acquiring Fund’s investment policies, strategies and risks differ in certain respects from those of the Target Funds, as discussed in greater detail in the Joint Proxy Statement/Prospectus.

Each Fund is a closed-end management investment company authorized by its investment policies to use certain types of leverage. The Acquiring Fund currently expects to employ leverage through bank borrowings. Global Income Opportunities currently employs leverage through the use of bank borrowings. Diversified Currency Opportunities does not currently employ leverage, but gains additional investment exposure through currency derivatives.

Q.	Do the Mergers constitute a taxable event for federal income tax purposes for the Target Funds’ shareholders?

A.

No. Each Merger is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that shareholders of a Target Fund who receive Acquiring Fund shares pursuant to a Merger will recognize no gain or loss for federal income tax purposes, except to the extent common shareholders of a Target Fund receive cash in lieu of fractional Acquiring Fund common shares. Prior to the closing of the Mergers, each Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes. If shareholders of the Target Funds approve the Mergers, the Acquiring Fund is expected to divest itself of a portion of the portfolio investments acquired from the Target

Funds in the Mergers in order to conform its portfolio to its investment mandate. Such sales are expected to represent approximately [—]% of the net assets of the Acquiring Fund. It is estimated that such portfolio repositioning will result in transaction costs payable by the Acquiring Fund of approximately $[—] based on average costs normally paid on the types of assets the Acquiring Fund intends to sell. To the extent that portfolio investments of the Acquiring Fund are sold after the Mergers, the Fund may recognize gains or losses, which may result in net capital gain.

Q.	What will happen if the required shareholder approvals in connection with the Mergers are not obtained?

A.	The closing of each Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Target Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger and each Target Fund must satisfy (or obtain the waiver of) its other respective closing conditions. Therefore, even if shareholders of your Target Fund approve the Merger and your Target Fund satisfies all of its other closing conditions, neither of the Mergers will occur if the other Target Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its other closing conditions. If the Mergers are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of such Target Fund, including continuing to operate the Target Fund as a stand-alone fund.

Q.	Will shareholders of the Target Funds have to pay any fees or expenses in connection with the Mergers?

A.	Yes. Common shareholders will indirectly bear the costs of the Mergers whether or not the Mergers are consummated. The total costs of the Mergers are estimated to be $765,000 and will be reflected in each Target Fund’s net asset value prior to the closing of the Mergers. The allocation of the estimated costs between the Target Funds is as follows: $285,000 for Global Income Opportunities and $480,000 for Diversified Currency Opportunities (0.21% and 0.07%, respectively, of each Fund’s average net assets applicable to common shares for the twelve months ended December 31, 2013). The Mergers have the potential for increased distributions over time for the common shareholders of each Fund in their capacity as common shareholders of the Acquiring Fund following the Mergers. The allocation of the costs of the Mergers is based on the relative expected benefits of the Mergers comprised of forecasted gross benefits including potential narrowing of the discount to net asset value, reductions in trading costs and decreases in fees and expenses.

A shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions which could be applicable as a result of Mergers. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Target Funds or the Funds’ investment adviser. The imposition of such fees are based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

Q.	What is the timetable for the Mergers?

A.	If the shareholder voting and other conditions to closing are satisfied (or waived), the Mergers are expected to take effect on or about November 17, 2014 or as soon as practicable thereafter.

Q.	How does each Fund’s Board recommend that I vote on the Mergers?

A.	After careful consideration, each Target Fund’s Board has determined that the Merger proposed for its Fund is in the best interests of its Fund and recommends that you vote FOR your Fund’s proposal.

Proposals Regarding the TIAA-CREF Transaction (as defined below)

Q.	How will I as a shareholder be affected by the TIAA-CREF Transaction (as defined below)?

A.	Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) serves as your Target Fund’s investment adviser, and Nuveen Fund Advisors has retained Nuveen Asset Management, LLC (“Nuveen Asset Management”), a wholly-owned subsidiary of Nuveen Fund Advisors, as sub-adviser to manage the assets of your Fund. Nuveen Investments, Inc. (“Nuveen Investments”), the parent company of Nuveen Fund Advisors, recently announced its intention to be acquired by TIAA-CREF (the “TIAA-CREF Transaction”). In the event the TIAA-CREF Transaction takes place, securities laws require your Target Fund’s shareholders to approve (1) a new investment management agreement between Nuveen Fund Advisors and the Fund to permit Nuveen Fund Advisors to continue to serve as investment adviser to your Fund and (2) a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management to permit Nuveen Asset Management to continue to manage your Fund.

Shareholders of each Target Fund are being asked to consider new investment advisory and sub-advisory agreements in the event the Mergers are not approved or the TIAA-CREF Transaction closes before the Mergers. Your investment will not change as a result of Nuveen Investments’ change of ownership. You will still own the same Target Fund shares before and after the TIAA-CREF Transaction. If the TIAA-CREF Transaction takes place before the closing of the Mergers, Nuveen Fund Advisors and Nuveen Asset Management will continue to manage your Target Fund according to the same objectives and policies as before, and do not anticipate any significant changes to your Fund’s operations.

If the closing of the Mergers takes place before the closing of the TIAA-CREF Transaction, Target Fund shareholders (as shareholders of the Acquiring Fund) will own the same Acquiring Fund shares before and after the TIAA-CREF Transaction. Nuveen Fund Advisors and Nuveen Asset Management will continue to manage the Acquiring Fund according to the same investment objective and policies described in the Joint Proxy Statement/Prospectus, and do not anticipate any significant changes to the Acquiring Fund’s operations as a result of the TIAA-CREF Transaction.

TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place.

Q.	Will there be any important differences between the current investment management and sub-advisory agreements of the Target Funds and the new agreements being considered in connection with the TIAA-CREF Transaction?

A.	No. The terms of the new agreements for each Target Fund in connection with the TIAA-CREF Transaction will be substantially identical to the agreements in effect immediately prior to the closing date of the TIAA-CREF Transaction. There will be no change in the contractual management fees you pay.

Q.	What will happen if shareholders of my Target Fund do not approve the new investment management agreement or sub-advisory agreement before consummation of the TIAA-CREF Transaction?

A.	If the Mergers have not been consummated, Nuveen Fund Advisors and Nuveen Asset Management will continue to manage your Target Fund under an interim investment management agreement and an interim sub-advisory agreement, but must place their compensation for their services during this interim period in escrow, pending shareholder approval. Your Target Fund’s Board urges you to vote without delay in order to avoid potential disruption to the Fund’s operations. If shareholders approve the Mergers and the closing conditions are satisfied or waived, the Mergers will take effect.

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at (866) 209-5784 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m., Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

[—], 2014

NUVEEN GLOBAL INCOME OPPORTUNITIES FUND (JGG)

AND

NUVEEN DIVERSIFIED CURRENCY OPPORTUNITIES FUND (JGT)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 31, 2014

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Global Income Opportunities Fund (“Global Income Opportunities”) and Nuveen Diversified Currency Opportunities Fund (“Diversified Currency Opportunities” and together with Global Income Opportunities, the “Target Funds” and each, a “Target Fund”) will be held in the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, October 31, 2014, at 2:00 p.m., Central time, for the following purposes:

1.	Election of Board Members. For each Target Fund, to elect four (4) Class II Board members. Board members Adams, Kundert, Nelson and Toth are nominees for election.

2.	Agreement and Plan of Merger. For each Target Fund, to approve an Agreement and Plan of Merger pursuant to which the Target Fund will merge with and into NGHIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company and a wholly-owned subsidiary of Nuveen Global High Income Fund, a newly organized Massachusetts business trust (the “Acquiring Fund”), with shareholders of each Target Fund receiving newly issued common shares of the Acquiring Fund in exchange for their Target Fund common shares (with cash being distributed in lieu of any fractional Acquiring Fund common shares).

3.	Approval of New Investment Management and Sub-Advisory Agreements.

(a)	The shareholders of each Target Fund, to approve a new investment management agreement between the Fund and Nuveen Fund Advisors, LLC.

(b)	The shareholders of each Target Fund, to approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, with respect to each Fund.

4.	To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record as of the close of business on September 15, 2014 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense for the Funds, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Annual Meeting in person and you are a record holder of a Target Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED [—], 2014

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

JOINT PROXY STATEMENT/PROSPECTUS

NUVEEN GLOBAL INCOME OPPORTUNITIES FUND (JGG)

NUVEEN DIVERSIFIED CURRENCY OPPORTUNITIES FUND (JGT)

AND

NUVEEN GLOBAL HIGH INCOME FUND

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

[—], 2014

This Joint Proxy Statement/Prospectus is being furnished to the common shareholders of Nuveen Global Income Opportunities Fund (“Global Income Opportunities”) and Nuveen Diversified Currency Opportunities Fund (“Diversified Currency Opportunities” and together with Global Income Opportunities, the “Target Funds” and each, a “Target Fund”), each a closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Trustees (each, a “Board” or the “Board” and each Trustee, a “Board Member”), for use at the Annual Meeting of Shareholders of each Fund to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, October 31, 2014, at 2:00 p.m., Central time, and at any and all adjournments or postponements thereof (each, an “Annual Meeting” and collectively, the “Annual Meetings”), to consider the proposals listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. Each of Diversified Currency Opportunities and Global Income Opportunities is organized as a Massachusetts business trust. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Target Funds on or about [—], 2014. Shareholders of record of the Target Funds as of the close of business on September 15, 2014 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement/Prospectus or investing in Nuveen Global High Income Fund, a newly formed Massachusetts business trust (the “Acquiring Fund”) that will operate as a registered closed-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposals.

Shareholders of a Target Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Target Fund has determined that the use of this Joint Proxy Statement/Prospectus for the Annual Meetings is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by shareholders.

The following table indicates the proposals of each Target Fund for which the votes of common shareholders of each Fund are being solicited pursuant to this Joint Proxy Statement/Prospectus.

Shareholders of each Target Fund,

1	to elect four (4) Class II Board Members.

2	to approve an Agreement and Plan of Merger pursuant to which the Target Fund will merge with and into NGHIF Merger Sub, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of the Acquiring Fund, with shareholders of the Target Fund receiving newly issued common shares of the Acquiring Fund in exchange for their Target Fund common shares (with cash being distributed in lieu of any fractional Acquiring Fund common shares).

3(a)	to approve a new investment management agreement between Nuveen Fund Advisors, LLC and the Fund.

3(b)	to approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC.

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Target Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Annual Meeting. The Target Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal No. 1 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal No. 1.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record at the close of business on September 15, 2014 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held.

As of September 15, 2014, the shares of the Target Funds issued and outstanding are as follows:

Target Fund (Ticker Symbol)	Common Shares(1)
Global Income Opportunities (JGG)	[	—]
Diversified Currency Opportunities (JGT)	[	—]

(1)	The common shares of the Target Funds are listed on the NYSE. Upon the closing of the Mergers, it is expected that the common shares of the Acquiring Fund will be listed on the NYSE with the ticker symbol JGH. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

The proposed mergers seek to combine the two funds, which have similar investment objectives, policies, strategies and risks. The Agreement and Plan of Merger by and among the Target Funds, the Acquiring Fund and NGHIF Merger Sub, LLC, (the “Merger Sub”), a Massachusetts limited liability company and a wholly-owned subsidiary of the Acquiring Fund, provides for the merger of each Target Fund with and into the Merger Sub, with shareholders of the Target Fund receiving newly issued common shares of the Acquiring Fund in exchange for their Target Fund common shares (with cash being distributed in lieu of any fractional Acquiring Fund common shares) (each, a “Merger” and together, the “Mergers”). As soon as practicable following the completion of the Mergers, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law.

As a result of the Mergers, the assets of the Target Funds will be combined, and the shareholders of each Target Fund will become shareholders of the Acquiring Fund, which will operate after the consummation of the Mergers as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

The aggregate net asset value of Acquiring Fund common shares issued to each Target Fund shareholder in a Merger will equal, as of the Valuation Time (as defined in the Agreement and Plan of Merger), the aggregate net asset value of Target Fund common shares held by the shareholder of the Target Fund as of such time. No fractional Acquiring Fund common shares, however, will be distributed in connection with a Merger. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund shares due to the Target Funds’ shareholders as of the Closing Date (as defined below) and will sell the resulting whole shares on the NYSE for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. The shares of each Target

Fund historically have traded at a discount to net asset value. The Acquiring Fund does not have an operating history and its common shares have no trading history. The market value of the Acquiring Fund common shares following the Mergers, and the discount (or premium) to net asset value, may differ from the market value and discount (or premium) of each Target Fund’s shares prior to the Mergers.

The Merger Sub has been formed for the sole purpose of consummating the Mergers and neither the Merger Sub nor the Acquiring Fund will commence operations prior to the closing of the Mergers, except as necessary to facilitate the Mergers. The Acquiring Fund will operate after the Mergers as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

With respect to each Merger, the Merger is required to be approved by the affirmative vote of the holders of a majority of the Target Fund’s outstanding shares.

The closing of each Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Target Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger and each Target Fund must satisfy (or obtain the waiver of) its other respective closing conditions. Therefore, even if shareholders of your Target Fund approve the Merger and your Target Fund satisfies all of its other closing conditions, neither of the Mergers will occur if the other Target Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its other closing conditions. If the Mergers are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of such Target Fund, including continuing to operate the Target Fund as a stand-alone fund.

This Joint Proxy Statement/Prospectus concisely sets forth the information shareholders of the Target Funds should know before voting on the proposals and constitutes an offering of common shares of the Acquiring Fund only. Shareholders should read it carefully and retain it for future reference.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the proposed Mergers, dated [—], 2014 (the “Merger SAI”);

(ii)	the audited financial statements and related independent registered public accounting firm’s report for Global Income Opportunities and the financial highlights for Global Income Opportunities contained in the Fund’s Annual Report for the fiscal year ended December 31, 2013; and

(iii)	the audited financial statements and related independent registered public accounting firm’s report for Diversified Currency Opportunities and the financial highlights for Diversified Currency Opportunities contained in the Fund’s Annual Report for the fiscal year ended December 31, 2013.

No other parts of the Target Funds’ Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Merger SAI, please ask for the “Global High Income Merger SAI.” In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Funds by calling (800) 257-8787 or by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (3 World Financial Center, Suite 400, New York, New York 10281) or Chicago Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in the Mergers. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

v

JOINT PROXY STATEMENT/PROSPECTUS

[—], 2014

NUVEEN GLOBAL INCOME OPPORTUNITIES FUND (JGG)

NUVEEN DIVERSIFIED CURRENCY OPPORTUNITIES FUND (JGT)

AND

NUVEEN GLOBAL HIGH INCOME FUND

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

PROPOSAL NO. 1—THE ELECTION OF BOARD MEMBERS (SHAREHOLDERS OF EACH TARGET FUND)

Pursuant to each Target Fund’s declaration of trust and by-laws, the Fund’s Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. At the Annual Meeting for each Target Fund, four Class II Board Members are to be elected by shareholders. Board Members Adams, Kundert, Nelson and Toth have been designated as Class II Board Members for a term expiring at the 2017 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Bremner, Evans, Hunter, Schneider, Schreier, Stockdale, Stone and Stringer are current and continuing Board Members. Board Members Hunter, Stockdale, Stone and Stringer have been designated as Class I Board Members for a term expiring at the 2016 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Bremner, Evans, Schreier and Schneider have been designated as Class III Board Members for a term expiring at the 2015 annual meeting of shareholders or until their successors have been duly elected and qualified.

Board Members Hunter, Stockdale, Stone and Stringer were last elected to each Target Fund’s Board as Class I Board Members at the Fund’s annual meeting of shareholders held on April 3, 2013; Board Members Bremner, Evans and Schneider were last elected to each Fund’s Board as Class III Board Members at the Fund’s annual meeting of shareholders held on March 30, 2012; and Board Members Kundert and Toth were last elected to each Fund’s Board as Class II Board Members at the Fund’s annual meeting of shareholders held on May 6, 2011. Effective September 1, 2013, Mr. Adams and Mr. Nelson were appointed to each Target Fund’s Board and designated as Class II Board Members. Effective September 1, 2013, Mr. Schreier was appointed to each Fund’s Board and designated as a Class III Board Member.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Target Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Target Fund’s present Board.

For each Target Fund, other than Messrs. Adams and Schreier, all Board Member nominees are not “interested persons,” as defined in the 1940 Act, of the Funds or the Adviser and have never been an employee or director of Nuveen Investments, the Adviser’s parent company.

Following the Mergers, the individuals who serve as Board Members and officers of the Target Funds will serve as Board Members and officers of the Acquiring Fund.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR the election of the nominees named herein.

Board Members and Nominees

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Independent Board Members

William J. Schneider(2) 333 West Wacker Drive Chicago, IL 60606 (1944)	Chairman of the Board; Board Member	Term: Class III Board Member until 2015 annual meeting Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	200	None

Robert P. Bremner 333 West Wacker Drive Chicago, IL 60606 (1940)	Board Member	Term: Class III Board Member until 2015 annual meeting Length of Service: Since 1996; Chairman of the Board (2008-July 1, 2013); Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	200	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (1948)	Board Member	Term: Class III Board Member until 2015 annual meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	200	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (1948)	Board Member	Term: Class I Board Member until 2016 annual meeting Length of Service: Since 2004	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	200	Director (since 2004) of Xerox Corporation

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
David J. Kundert 333 West Wacker Drive Chicago, IL 60606 (1942)	Board Member	Term: Class II Board Member until 2014 annual meeting Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	200	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson 333 West Wacker Drive Chicago, IL 60606 (1962)	Board Member	Term: Class II Board Member until 2014 annual meeting Length of Service: Since 2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).	200	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (1947)	Board Member	Term: Class I Board Member until 2016 annual meeting Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200	None

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 (1947)	Board Member	Term: Class I Board Member until 2016 annual meeting Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200	Director, CBOE Holdings, Inc. (since 2010)

Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 (1944)	Board Member	Term: Class I Board Member until 2016 annual meeting Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	200	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth(3) 333 West Wacker Drive Chicago, IL 60606 (1959)	Board Member	Term: Class II Board Member until 2014 annual meeting Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Interested Board Members

William Adams IV(4) 333 West Wacker Drive Chicago, IL 60606 (1955)	Board Member	Term: Class II Board Member until 2014 annual meeting Length of Service: Since 2013	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President, U.S. Structured Products (1999-2000) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	128	None

Thomas S. Schreier, Jr.(4) 333 West Wacker Drive Chicago, IL 60606 (1962)	Board Member	Term: Class III Board Member until 2015 annual meeting Length of Service: Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	125	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, LLC, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	Each of Messrs. Adams and Schreier is an “interested person” as defined in the 1940 Act by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.

In order to create an appropriate identity of interests between Board Members and shareholders, the boards of directors/trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, an amount equal to at least the equivalent of one year of compensation in the funds in the Nuveen fund complex.

The dollar range of equity securities beneficially owned by each Board Member in each Target Fund and all Nuveen funds overseen by the Board Member as of December 31, 2013 is set forth in Appendix A. The number of shares of each Target Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2013 is set forth in Appendix A. As of December 31, 2013, each Board Member’s and executive officer’s individual beneficial shareholdings of each Target Fund constituted less than 1% of the outstanding shares of each Fund. As of December 31, 2013, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Target Fund. No Board Member who is not an interested person of the Target Funds or his or her immediate family member owns beneficially or of record any security of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Nuveen Investments, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC or Nuveen Investments.

Compensation

Prior to January 1, 2014, each Independent Board Member received a $140,000 annual retainer plus: (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings

(excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chairman of the Board received $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee received $12,500 each and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent Board Members also received a fee of $3,000 per day for site visits to entities that provided services to the Nuveen funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committees; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen funds on the basis of relative net assets, although management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2014, Independent Board Members receive a $150,000 annual retainer plus: (a) a fee of $5,000 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance

Committee receives $5,000 as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the Board Members of each Fund who are not Independent Board Members serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Target Fund to each Board Member nominee for its last fiscal year and the aggregate compensation paid by all Nuveen funds to each Board Member for the calendar year ended December 31, 2013.

Aggregate Compensation from the Target Funds(1)

Fund Name	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson*	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Diversified Currency Opportunities	$1,982	$1,638	$1,451	$1,884	$101	$1,983	$1,655	$1,647	$1,540	$1,807
Global Income Opportunities	578	477	435	456	31	543	473	490	454	519

Total Compensation from Nuveen Funds Paid to Board Members/ Nominees	$334,516	$287,880	$251,250	$311,158	$17,667	$337,104	$283,062	$283,276	$256,750	$305,513

*	Mr. Nelson was appointed to the Board of Trustees of the Nuveen Funds effective September 1, 2013.

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund Name	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson*	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Diversified Currency Opportunities	$312	$383	$0	$1,565	$0	$1,162	$332	$614	$0	$368
Global Income Opportunities	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

*	Mr. Nelson was appointed to the Board of Trustees of the Nuveen Funds effective September 1, 2013.

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures, which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee.    The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Judith M. Stockdale. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Dividend Committee.    The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, William C. Hunter, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Audit Committee.    The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Exchange Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE, NYSE MKT or the NASDAQ Stock Market (“NASDAQ”), as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE, NYSE MKT or NASDAQ, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, David J. Kundert, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is attached as Appendix C. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Compliance, Risk Management and Regulatory Oversight Committee.    The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board.

The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Judith M. Stockdale, Chair, William C. Hunter, John K. Nelson and Virginia L. Stringer. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Nominating and Governance Committee.    The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/ Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Closed-End Funds Committee.    The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Funds Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, Jack B. Evans, William C. Hunter, John K. Nelson and William J. Schneider. The number of Closed-End Funds Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Number of Board Meetings.    The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix B.

Board Member Attendance.    During each Fund’s last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications

In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV.    Mr. Adams, an interested Board Member of the Funds, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (“MBA”) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Robert P. Bremner.    Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans.    President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter.    Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (“FOMC”). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert.    Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President

of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006–2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

John K. Nelson.    Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City and was former chair of the Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider.    Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Boards of Tech Town, Inc., a not-for-profit community development company, of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr.    Mr. Schreier, an interested Board Member of the Funds, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp

Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale.    Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since November 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone.    Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer.    Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth.    Mr. Toth is a Managing Partner at Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004

to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent Chairman

William J. Schneider currently serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	203

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	94

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	203

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	203

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); formerly, Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	203

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	203

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	203

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.	203

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	203

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	203

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since August 2013	Fund Tax Director for Nuveen Funds (since May 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (2010-2013); Tax Director at PricewaterhouseCoopers LLP (2008-2010).	203

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

Independent Registered Public Accounting Firm

The Board of each Target Fund has appointed PricewaterhouseCoopers LLP as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year.

A representative of PricewaterhouseCoopers LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. PricewaterhouseCoopers LLP has informed each Target Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Audit Committee Report

The Audit Committee of the Board of each Target Fund is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Target Fund, (2) the quality and integrity of the Target Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Target Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Target Fund’s financial and internal controls. The Committee also selects, retains, evaluates and may replace each Target Fund’s independent registered public accounting firm. The Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each Committee member meets the independence and experience requirements, as applicable, of the NYSE, NYSE MKT, NASDAQ, Section 10A of the Exchange Act and the rules and regulations of the SEC.

The Committee, in discharging its duties, has met with and held discussions with management and each Target Fund’s independent registered public accounting firm. The Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Target Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Target Fund’s independent registered public accounting firm provided to the Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Target Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Committee, the Committee has recommended that the audited financial statements be included in each Target Fund’s Annual Report.

The current members of the Committee are:

Jack B. Evans

Robert P. Bremner

David J. Kundert

Carole E. Stone

Terence J. Toth

Audit and Related Fees

The following tables provide the aggregate fees billed during each Target Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Funds		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles
	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Diversified Currency Opportunities	$46,441	$47,233	$0	$0	$0	$0	$2,650	$10,670	$0	$0	$0	$0	$0	$0
Global Income Opportunities	$41,722	$44,250	$0	$0	$0	$0	$2,650	$4,470	$0	$0	$0	$0	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of audit or review of financial statements and are not reported under “Audit Fees.”
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.
(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements for leveraged funds.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Diversified Currency Opportunities	$2,650	$10,670	$0	$0	$0	$0	$2,650	$10,670
Global Income Opportunities	$2,650	$4,470	$0	$0	$0	$0	$2,650	$4,470

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Target Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000;

(ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Target Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Target Fund). None of the services rendered by the independent registered public accounting firm to each Target Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Shareholder Approval

For each Target Fund, the affirmative vote of a plurality of the common shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The Board of each Target Fund recommends that shareholders of the Fund vote FOR the election of the nominees named herein.

PROPOSAL NO. 2—MERGER OF EACH TARGET FUND WITH AND INTO

A WHOLLY-OWNED SUBSIDIARY OF THE ACQUIRING FUND (SHAREHOLDERS OF EACH TARGET FUND)

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Mergers and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Merger SAI and the appendices thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Joint Proxy Statement/Prospectus.

Background and Reasons for the Mergers

At a meeting held on August 7, 2014, the Board of each Target Fund approved proposals to merge the Target Funds with and into a wholly-owned subsidiary of the Acquiring Fund, a newly formed Massachusetts business trust that will operate after the consummation of the Mergers as a registered closed-end management investment company managed in accordance with Nuveen’s global high-income strategy.

Based on information provided by Nuveen, each Target Fund’s Board believes that the Mergers may benefit such Fund’s shareholders in a number of ways, including, among other things:

•

Improved Secondary Market Trading. The proposed restructuring seeks to foster more consistent long-term demand for the combined fund’s common shares and narrow trading discounts relative to net asset value by implementing a more understandable investment mandate that offers enhanced performance potential within a well-established market segment. The greater share volume of the combined fund is expected to result in increased liquidity and reduced trading costs.

•

Higher Distribution Potential. The combined fund’s global high income investment mandate and adoption of a monthly, income-only distribution policy is expected to offer the opportunity for higher monthly distributions over time.

•	Fee and Expense Savings. The combined fund’s larger asset base is expected to result in increased economies of scale and the potential for fee and expense savings over time.

The closing of each Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Target Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger, and each Target Fund must satisfy (or obtain the waiver of) its other respective closing conditions. Therefore, even if shareholders of your Target Fund approve the Merger and your Target Fund satisfies all of its other closing conditions, neither of the Mergers will occur if the other Target Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its other closing conditions. If the Mergers are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of such Target Fund, including continuing to operate the Target Fund as a stand-alone fund. For a fuller discussion of the consideration of each Target Fund’s Board regarding approval of the Mergers, see “C. Information About the Merger—Reasons for the Merger.”

The Board has authorized the Acquiring Fund to conduct a tender offer following the completion of the Merger. Pursuant to the tender offer, the Acquiring Fund will offer to purchase up to 25% of its then outstanding common shares at a price per share, without interest, equal to 98% of the net asset value per share. The Board authorized the tender offer in connection with a Standstill Agreement entered into with certain Target Fund shareholders. See “C. Information About the Merger—Standstill Agreement and Post-Merger Tender Offer.”

Material Federal Income Tax Consequences of the Mergers

As a condition to closing, each Target Fund will receive, with respect to its proposed Merger, an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Merger will qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that no Target Fund will recognize gain or loss for federal income tax purposes as a direct result of the Mergers. It is also expected that shareholders of a Target Fund who receive Acquiring Fund shares pursuant to a Merger will recognize no gain or loss for federal income tax purposes, except to the extent common shareholders of a Target Fund receive cash in lieu of fractional Acquiring Fund common shares. Prior to the closing of the Mergers, each Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes. If shareholders of the Target Funds approve the Mergers, the Acquiring Fund is expected to divest itself of a portion of the portfolio investments acquired from the Target Funds in the Mergers in order to conform its portfolio to its investment mandate. Such sales are expected to represent approximately [—]% of the net assets of the Acquiring Fund. It is estimated that such portfolio repositioning will result in transaction costs payable by the Acquiring Fund of approximately $[—] based on average costs normally paid on the types of assets the Acquiring Fund intends to sell. To the extent that portfolio investments of the Acquiring Fund are sold after the Mergers, the Fund may recognize gains or losses, which may result in net capital gain. See “Comparison of the Target Funds and the Acquiring Fund—Portfolio Turnover.”

Comparison of the Target Funds and the Acquiring Fund

General. Each of Diversified Currency Opportunities and the Acquiring Fund is a diversified closed-end management investment company. Global Income Opportunities is a non-diversified closed-end management investment company. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Diversified Currency Opportunities	February 14, 2007	Massachusetts	business trust
Global Income Opportunities	April 13, 2006	Massachusetts	business trust
Acquiring Fund	August 5, 2014	Massachusetts	business trust

Capitalization—Common Shares
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Diversified Currency Opportunities	Unlimited	[—]	$0.01	None	None	NYSE
Global Income Opportunities	Unlimited	[—]	$0.01	None	None	NYSE
Acquiring Fund	Unlimited	—	$0.01	None	None	NYSE(2)

(1)	As of September 15, 2014.
(2)	Upon the closing of the Mergers, it is expected that the common shares of the Acquiring Fund will be listed on the NYSE.

Investment Objectives and Policies. The Funds have similar investment objectives. Global Income Opportunities’ primary investment objective is to provide a high level of current income and gains and its secondary investment objective is to seek capital preservation. Diversified Currency Opportunities’ investment objective is to provide an attractive level of current income and total return. The Acquiring Fund’s investment objective is to provide a high level of current income.

The following is a summary of the principal investment strategies of the Funds. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

Global Income Opportunities	Diversified Currency Opportunities	Acquiring Fund	Differences
Investment Objectives: The Fund’s primary investment objective is to provide a high level of current income and gains. The Fund’s secondary investment objective is to seek capital preservation.	Investment Objective: The Fund’s investment objective is to provide an attractive level of current income and total return.	Investment Objective: The Fund’s investment objective is to provide a high level of current income.	The Acquiring Fund seeks income only and not total return; the Acquiring Fund also does not seek capital preservation.

Global Income Opportunities	Diversified Currency Opportunities	Acquiring Fund	Differences

Principal Strategy:

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in global debt securities, including but not limited to global sovereign and government-related debt, domestic and foreign debt securities, U.S. government securities, residential and commercial mortgage-backed securities and asset backed securities. The Sub-Adviser actively manages the Fund’s country, currency, sector and interest rate exposures as market conditions change.

Principal Strategy:

Under normal market conditions, the Fund will invest at least 80% of its net assets in global currencies, global government securities and derivative instruments. The Fund generally will maintain a non-U.S. dollar orientation, but will actively manage its exposure to the U.S. dollar in response to changing market conditions and the portfolio manager’s outlook on the U.S. dollar.

Principal Strategy:

Under normal
conditions, the Fund
will invest at least
80% of its Managed
Assets in global
income-producing
securities including,
but not limited to,
corporate debt
securities, U.S. and
foreign government
debt securities,
mortgage- and asset-
backed securities,
preferred securities,
secured and
unsecured loans and
convertible debt
securities.

The Acquiring Fund
invests in debt
securities as well as
other income-
producing securities;
Global Income
Opportunities Fund
invests primarily in
global debt securities
and Diversified
Currency
Opportunities invests
primarily in
sovereign debt and
currencies.

Global Income Opportunities	Diversified Currency Opportunities	Acquiring Fund	Differences

Credit Ratings:

The Fund will invest primarily in securities rated investment grade at the time of purchase (or unrated but deemed to be of comparable quality by the Sub-Adviser). However, the Fund may invest up to 30% of its Managed Assets in securities rated below investment grade (or unrated but deemed to be of comparable quality by the Sub-Adviser). The Fund may not invest in debt rated below CCC.

Credit Ratings: No stated policy.	Credit Ratings:

Under normal
circumstances, the
Fund will invest at
least 65% of its
Managed Assets in
securities that at the
time of investment
are rated below
investment grade (or
that are unrated but
judged by the Sub-
Adviser to be of
comparable quality).

The Acquiring Fund
focuses on fixed-
income securities
rated below
investment grade,
while Global Income
Opportunities
focuses on
investment grade
securities.
Diversified Currency
Opportunities
focuses on
currencies and short-
term debt without
regard to credit
rating.

Duration: No stated policy.	Duration: The Fund will maintain a weighted average leverage-adjusted duration of two years or less.	Duration: No stated policy.	The Acquiring Fund and Global Income Opportunities do not have a stated duration policy, but target an intermediate term duration.

Global Income Opportunities	Diversified Currency Opportunities	Acquiring Fund	Differences
Geographic Limitations: The Fund may not invest more than 40% of its Managed Assets in debt securities issued by the U.S. government and its agencies or instrumentalities.

Geographic Limitations:

The Fund must invest in at least five non-U.S. countries.

The Fund’s currency exposure to the Japanese yen, British pound sterling or the Euro will not exceed a net short exposure of 30% of net assets or a net long exposure of 40% of net assets.

The Fund’s net short exposure to the U.S. dollar will not exceed 75% of net assets, and its net long exposure will not exceed 35% of net assets.

The Fund’s net short exposure to any other currency will not exceed 20% of net assets, and its net long exposure will not exceed 30% of net assets.

Geographic
Limitations:

The Fund may invest
without limitation in
securities of issuers
located outside of
the United States.
Under normal
market conditions,
the Fund will invest

•  at least 40% of its
Managed Assets
in securities of
issuers located
outside of the
United States; and

•  no more than 25%
of its Managed
Assets in
securities of
issuers located in
emerging market
countries.

The Funds have somewhat different policies regarding geographic focus and limitations; however, each Fund will typically have investment exposure to a broad range of countries.

Global Income Opportunities	Diversified Currency Opportunities	Acquiring Fund	Differences
Currency Exposure: The Sub-Adviser actively manages the Fund’s currency exposure as market conditions change.

Currency Exposure:

The Fund’s notional long exposure to non-U.S. dollar currency is expected to range from 65% of its net assets to 175% of its net assets. The Fund’s notional short exposure from non-U.S. dollar currency will not exceed 50% of its net assets. The Fund’s net exposure to U.S.-dollar currency will range from short 75% of its net assets to long 35% of its net assets.

		Currency Exposure: Under normal circumstances, no more than 15% of the Fund’s Managed Assets may be invested in unhedged securities denominated in currencies other than the U.S. dollar.	The Acquiring Fund’s limits its exposure to non-U.S. currencies; Global Income Opportunities Fund does not. Diversified Currency Opportunities has significant long and short exposure to non-U.S. currencies.

Cash Instruments/ Temporary Defensive Positions:

During temporary defensive periods or in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and invest in, among other things, U.S. government securities, certificates of deposit, repurchase agreement and commercial paper.

Cash Instruments/ Temporary Defensive Positions:

The Fund may invest up to 10% of its net assets in U.S. dollar cash or cash equivalents. In addition, to respond to adverse market, economic, political or other conditions, the Fund may temporarily invest without limit in a variety of short-term instruments.

Cash Instruments/
Temporary
Defensive Positions:

Under normal
circumstances, the
Fund will invest no
more than 10% of its
Managed Assets in
U.S. dollar cash or
cash equivalents.
During temporary
defensive periods,
the Fund may invest
without limit in U.S.
dollar cash or cash
equivalents.

Substantially identical.

Global Income Opportunities	Diversified Currency Opportunities	Acquiring Fund	Differences

Derivatives Strategies:

The Sub-Adviser actively manages the Fund’s country, currency, sector and interest rate exposures as market conditions change. The Fund will use futures, forwards and other derivatives to create or reduce exposure to countries, sectors, currencies and interest rates in seeking to enhance total returns and/or manage risk. This strategy may create the economic effect of leverage. The Sub-Adviser will monitor and adjust investments using a proprietary risk reduction methodology.

Derivatives Strategies:

The Fund’s principal investment strategy includes investing in currency contracts, which are defined as instruments that provide exposure to the selected foreign currencies which include, but are not limited to, cash-settled currency forward contracts including non-deliverable forward currency contracts, currency swap contracts, and other currency derivatives deemed appropriate by the Sub-Adviser.

Derivatives Strategies:

The Fund may use
the following
derivative
instruments and
other investment
techniques: options,
futures contracts,
options on futures
contracts, swaps
(including interest
rate swaps, credit
default swaps and
currency swaps),
options on swaps,
forward currency
contracts and options
on foreign
currencies. The
Fund’s use of
currency-related
derivative
instruments will be
limited to hedging
purposes only.

The Acquiring Fund
may use currency-
related derivative
instruments for
hedging purposes
only. The Acquiring
Fund may use other
derivative
instruments for
duration
management or
otherwise in an
effort to increase the
Fund’s yield or to
enhance returns. The
Target Funds may
use derivative
instruments as part
of the Funds’
principal investment
strategies, for
hedging purposes
and to enhance total
return.

Global Income Opportunities	Diversified Currency Opportunities	Acquiring Fund	Differences

Other Investment Companies:

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly.

Other Investment Companies:

The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies, including exchange-traded funds, that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its net assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly.

Other Investment
Companies:

The Fund may invest
in other investment
companies that
invest primarily in
securities of the
types in which the
Fund may invest
directly to the extent
permitted under the
1940 Act, the rules
and regulations
thereunder or any
exemptive orders
issued by the SEC.

Substantially the same in practice (applicable law generally limits such investments to 10%).

Illiquid Securities: The Fund may invest up to 15% of net assets in illiquid securities.	Illiquid Securities: The Fund may invest up to 15% of net assets in illiquid securities.	Illiquid Securities: No stated limit.	The Acquiring Fund has flexibility to hold illiquid securities to a greater extent.

Leverage:

The Fund may engage in leverage through the issuance of preferred shares of beneficial interest, incurring bank borrowings or issuing commercial paper or notes (“regulatory leverage”). The Fund currently employs leverage through bank borrowings.

In addition, the Fund may use currency derivatives to gain additional investment exposure.

Leverage:

The Fund may engage in leverage through the issuance of preferred shares of beneficial interest, incurring bank borrowings or issuing commercial paper or notes. The Fund does not currently employ regulatory leverage.

In addition, the Fund may use currency derivatives to gain up to 175% investment exposure.

This Fund’s use of derivatives may create the economic effect of leverage.

Leverage:

The Fund may
engage in leverage
through the issuance
of preferred shares
of beneficial interest,
incurring bank
borrowings or
issuing commercial
paper or notes. The
Fund currently
expects to employ
leverage through
bank borrowings.

Stated policies with respect to structural leverage are substantially the same, but historical practice has differed. The Target Fund’s use of derivatives may create effective leverage.

Portfolio Turnover. If shareholders of the Target Funds approve the Mergers, the Acquiring Fund is expected to divest itself of a portion of the portfolio investments acquired from the Target Funds in the Mergers in order to conform its portfolio to its investment mandate. Such sales are expected to represent approximately [—]% of the net assets of the Acquiring Fund. It is estimated that such portfolio repositioning will result in costs payable by the Acquiring Fund of approximately $[—] based on average costs normally paid on the types of assets the Acquiring Fund intends to sell. To the extent that portfolio investments of the Acquiring Fund are sold after the Mergers, the Fund may recognize gains or losses, which may result in net capital gain.

Leverage. Each of the Funds may engage in leverage through the issuance of preferred shares of beneficial interest, incurring bank borrowings or issuing commercial paper or notes. In addition, the use of certain derivative instruments by the Target Funds to create total investment exposure above 100% of a Fund’s net assets has an economic effect similar to financial leverage. Unlike the Target Funds, the Acquiring Fund may use currency-related derivative instruments for hedging purposes only.

As of December 31, 2013, Global Income Opportunities employed leverage through the use of bank borrowings in an amount equal to approximately [—]% of Managed Assets. During the fiscal year ended December 31, 2013, Diversified Currency Opportunities did not employ structural leverage but had total investment exposure of [—]%. The Acquiring Fund currently expects to employ leverage through bank borrowings in an amount equal to approximately [—]% of Managed Assets following the completion of the portfolio transition.

Board Members and Officers. Global Income Opportunities and Diversified Currency Opportunities have the same Board Members and officers, and these same individuals will serve as Board Members and officers of the Acquiring Fund. The management of each Fund, including general supervision of the duties performed by the Adviser under an investment management agreement between the Adviser and each Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has twelve (12) Board Members, two (2) of whom are “interested persons” (as defined in the 1940 Act) and ten (10) of whom are Independent Board Members. The names and business addresses of the Board Members and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Proposal No. 1.”

Pursuant to each Fund’s by-laws, the board of trustees of each Fund is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board.

Investment Adviser. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Target Fund and will serve as investment adviser to the Acquiring Fund following the Mergers. Nuveen Fund Advisors is responsible for overseeing each Fund’s overall investment strategy and asset allocation decisions. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Investments is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement to acquire Nuveen Investments from the investor group led by MDP (the “TIAA-CREF Transaction”). TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the TIAA-CREF Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place.

Completion of the TIAA-CREF Transaction is subject to a number of conditions, including obtaining consent to the TIAA-CREF Transaction by a certain percentage of Nuveen’s clients representing at least 80% of annualized investment advisory, investment management and sub-advisory fees (which includes fund shareholder approval of new investment management agreements with Nuveen Fund Advisors). Nuveen and TIAA-CREF currently expect to complete the TIAA-CREF Transaction by year-end 2014.

The TIAA-CREF Transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Nuveen Fund Advisors has selected its wholly-owned subsidiary, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), to serve as a sub-adviser to each of the Target Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (each, a “Target Fund Sub-Advisory Agreement” and together, the “Target Fund Sub-Advisory Agreements”). Nuveen Asset Management, an affiliate of Nuveen Investments, is organized as a Delaware limited liability company, and its sole managing member is Nuveen Fund Advisors. The business address of Nuveen Asset Management is 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors has also selected Nuveen Asset Management to serve as a sub-adviser to the Acquiring Fund following the Mergers pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Acquiring Fund Sub-Advisory Agreement” and together with the Target Fund Sub-Advisory Agreements, the “Sub-Advisory Agreements”).

Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreements, Nuveen Asset Management is compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Unless earlier terminated as described below, each Target Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2015, and the Acquiring

Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2015. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Independent Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee rate for each Fund, payable monthly, is calculated by applying the annual rates set forth in the following schedule to average total daily managed assets of the Fund:

Fund-Level Fee Schedule for the Target Funds and the Acquiring Fund

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750%
For the next $500 million	0.6500%
For the next $500 million	0.6250%
For Managed Assets over $2 billion	0.6000%

*	For this purpose, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. For the services provided to each Target Fund pursuant to its Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a fee, payable monthly, equal to 44.4444% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Target Fund to Nuveen Fund Advisors. For the services to be provided to the Acquiring Fund pursuant to its Sub-Advisory Agreement, Nuveen Fund Advisors will pay Nuveen Asset Management a fee, payable monthly, equal to 44.4444% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Acquiring Fund to Nuveen Fund Advisors.

The effective fund-level fee rate as a percentage of average daily Managed Assets for the Acquiring Fund is expected to be lower than the current effective fund-level fee rate for each Target Fund due to the combination of the assets of the Target Funds and the Acquiring Fund’s ability to benefit from available breakpoints in the applicable fee schedule that reduce the fee rate as Managed Assets increase in size. Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the United States, as stated in the table below. As of December 31, 2013, the complex-level fee rate for each Fund was 0.1686%.

The annual complex-level fee for each Fund, payable monthly, will be calculated in a manner that results in an effective rate at the specified complex-level asset amounts as set forth in the following schedule:

Complex-Level Fee Rates

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

A discussion of the basis for the Board’s most recent approval of each Target Fund’s Investment Management Agreement and Sub-Advisory Agreement and a discussion of the basis for the Board’s approval of each Target Fund’s proposed new Investment Management Agreement and proposed new Sub-Advisory Agreement are included under “Proposal No. 3—C. Board Considerations.”

Portfolio Management. Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations of each Target Fund and will be responsible for execution of specific investment strategies and day-to-day investment operations of the Acquiring Fund following the Mergers. Nuveen Asset Management manages the portfolio of each Target Fund and will manage the portfolio of the Acquiring Fund using a team of analysts and portfolio managers that focuses on a specific group of funds. Steve Lee and Timothy Palmer are the portfolio managers of each Target Fund. Timothy Palmer, John Fruit and Jeffery Schmitz will serve as portfolio managers of the Acquiring Fund following the Mergers.

Steve Lee, CFA, Senior Vice President at Nuveen Asset Management, is the lead Portfolio Manager for the Target Funds. He leads the Foreign Currency Sector Team of Nuveen Asset Management. He was born in South Korea and moved to the United States when he was thirteen. He has been active in Global Macro strategies and FX trading since 1995. Most recently, he was a Senior Vice President and FX Trader with HSBC Bank USA. He began his career with Deutsche Bank on their Forward Currency desk and also worked as a portfolio manager at Vega Asset Management and Tribeca Global Investments in New York. He obtained his Bachelor of Arts, Economics and Mathematics from Yale University and his MBA in Finance from New York University, Stern School of Business.

Timothy Palmer, CFA, leads the global bond and emerging markets debt sector teams of Nuveen Asset Management. He began working in the financial industry in 1986, and became a portfolio manager in 1990. Before joining FAF Advisors in 2003, he was a senior fixed-income portfolio manager with American Express Financial Advisors (now Ameriprise Financial). Prior to that, he served as CEO and managing principal of Atlas Capital Management, and he was a senior fixed-income portfolio manager for Investment Advisors, Inc. He earned a B.A. in economics from the University of St. Thomas and an M.B.A. in finance from Columbia University’s Graduate School of Business. He holds the Chartered Financial Analyst (CFA) designation.

John T. Fruit, CFA, is the head of Nuveen Asset Management’s High-Yield Credit Sector Team and a member of Nuveen Asset Management’s Fixed-Income Strategy Committee, which establishes investment policy for all taxable fixed-income products. As a senior fixed-income portfolio manager, he leads the High-Yield Bond strategy and related institutional portfolios. He is also a member of the Emerging Markets Sector Team. He began working in the financial industry in 1988 and joined the firm in 2001 to serve as a senior fixed-income research analyst. Prior to that, he was a senior analyst for Thrivent Financial for Lutherans. Previously, he worked in fixed-income sales and trading for Firstar Bank Milwaukee and as an institutional trader for Arbor Research and Trading. He received a B.S. in economics and international business from the University of Wisconsin–Madison. In addition, he holds the Chartered Financial Analyst (CFA) professional designation. He is a member of the CFA Institute and the Chicago Society of Security Analysts.

Jeffrey T. Schmitz, CFA, is the co-manager of Nuveen Asset Management’s High-Yield Bond and Real Asset Income strategies and related institutional portfolios. He is also a member of the High-Yield Credit and the Emerging Markets Sector Teams. In his co-manager roles, he conducts credit analysis and monitors credit quality for debt securities, focusing on energy, healthcare and pharmaceuticals, technology, and emerging market corporates. He began working in the financial industry in 1987 and joined the firm in 2006. Previously, he worked as a senior credit research analyst at Deephaven Capital Management and as a trading risk manager at Cargill Financial Services. He also held various risk oversight roles with the Office of the Comptroller of the Currency. He received a B.A. in finance from the University of St. Thomas and an M.B.A. in finance from the University of Minnesota’s Carlson School of Management. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of Minnesota.

Additional information regarding the portfolio managers’ compensation, other accounts managed and ownership of securities is contained in the Merger SAI.

Comparative Risk Information

Because the Funds have similar investment objectives, policies and strategies, the principal risks of the Funds are similar. The primary risks associated with an investment in the Funds’ common shares include:

•

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

•

Leverage Risk. A Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund’s portfolio. Leverage typically magnifies the total return of a Fund’s portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund’s leveraging strategy will be successful.

•

Below-Investment Grade Risk. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds” or “high yield debt,” which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration. Issuers of lower grade instruments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade instruments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher rated instruments. The secondary market for lower rated instruments may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the Acquiring Fund’s ability to dispose of a particular security. Distressed and defaulted securities generally present the same risks as investments in below investment grade debt instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress.

•

Non-U.S. Securities Risk. Investments in non-U.S. securities involve special risks not typically associated with domestic investments including, among other things, currency risk and adverse political, social and economic developments. These risks often are magnified in emerging markets.

•

Derivatives Risk. Derivative instruments, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments and are subject to, among other things, counterparty risk.

•	Fixed Income Securities Risk. Fixed income securities, such as bonds, involve credit risk, maturity risk, extension risk, prepayment and reinvestment risk, and interest rate risk, among other things.

The principal risks of investing in the Acquiring Fund are described in more detail below. See “B. Risk Factors.’” An investment in a Target Fund is also generally subject to each of these principal risks.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses for each Target Fund’s fiscal year ended December 31, 2013 and the pro-forma expenses for the 12 months ended December 31, 2013 for the Acquiring Fund. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table

	Diversified Currency Opportunities(1)	Global Income Opportunities(1)		Acquiring Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.86%	1.25%		0.92%
Other Expenses(3)	0.13%	0.25%		0.10%

Subtotal	0.99%	1.50%		1.02%
Interest Expense on Borrowings	0.00%	0.46	%(4)	0.08%

Total Annual Operating Expenses	0.99%	1.96%		1.10%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the expenses of the Target Funds for the twelve (12) months ended December 31, 2013.
(2)	The Acquiring Fund Pro Forma figures reflect the impact of applying the Acquiring Fund’s fund-level management fee rates to the Acquiring Fund Pro Forma assets and the anticipated reduction of certain duplicative expenses eliminated as a result of the Mergers. Acquiring Fund Pro Forma expenses do not include the expenses to be borne by the Target Funds in connection with the Mergers, which are estimated to be $285,000 (0.21%) for Global Income Opportunities and $480,000 (0.07%) for Diversified Currency Opportunities. All percentages are based on average net assets applicable to common shares for the twelve (12) months ended December 31, 2013.
(3)	Other Expenses are estimated based on actual expenses from the prior fiscal year.
(4)	Interest Expense on Borrowings for Global Income Opportunities has been restated using current fees as if it had been in effect during the previous fiscal year. Interest Expense on Borrowings is estimated and assumes an annual interest rate of 1.04% on a $56,000,000 borrowing, an annual fee of 0.10% on an undrawn balance of $11,000,000 and an annual arrangement fee of 0.05% on a $67,000,000 facility. The actual Interest Expense on Borrowings incurred in the future may be higher or lower.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Diversified Currency Opportunities	$10	$32	$55	$121
Global Income Opportunities	$20	$62	$106	$229
Acquiring Fund Pro Forma	$11	$35	$61	$134

Comparative Performance Information

Comparative total return performance for the Target Funds for the periods ended December 31, 2013:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Since Inception	One Year	Five Years	Since Inception
Diversified Currency Opportunities	-10.83%	2.29%	2.15%	-13.99%	3.23%	-0.13%
Global Income Opportunities	-7.49%	2.17%	3.46%	-10.97%	2.28%	1.44%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value and reinvested distributions at net asset value. The last distribution declared in the period, which is typically paid on the first business day of the following quarter, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last distribution declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested distributions at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following quarter, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

The principal risks of investing in the Acquiring Fund are described below. These risks should be considered by shareholders of each Target Fund in their evaluation of the Mergers.

Although the Acquiring Fund’s investment objective is similar to the investment objectives of the Target Funds, its investment policies differ in certain respects. The Acquiring Fund will be managed in accordance with Nuveen’s global high-income strategy, which emphasizes investments in securities of corporate and government issuers worldwide rated below investment grade and offers limited exposure to non-U.S. currencies. In contrast, Global Income Opportunities primarily invests in sovereign, corporate and other types of debt of issuers located in developed and emerging markets around the world that are rated investment grade and typically offers greater exposure to non-U.S. currencies than the Acquiring Fund, and Diversified Currency Opportunities primarily offers exposure to non-U.S. currencies and short-term global yields by investing in a portfolio of short-term international government securities denominated in unhedged, non-U.S. currencies and by purchasing forward currency contracts and other derivative instruments. As a result, the Acquiring Fund’s investment policies, strategies and risks differ in certain respects from those of the Target Funds, as discussed in greater detail in this Joint Proxy Statement/Prospectus.

Each Fund is a closed-end management investment company authorized by its investment policies to use certain types of leverage. The Acquiring Fund currently expects to employ leverage through bank borrowings. Global Income Opportunities currently employs leverage through the use of bank borrowings. Diversified Currency Opportunities does not currently employ leverage but gains additional investment exposure through currency derivatives.

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objective. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Acquiring Fund. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Acquiring Fund dividends and distributions.

Principal Risks

Investment and Market Risk. An investment in the Acquiring Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the underlying securities owned by the Acquiring Fund. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and distributions, if applicable. In addition, the value of the securities held by the Acquiring Fund could be materially and adversely affected by an economic downturn or prolonged recession. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower than at the time of purchase. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Market Discount to Net Asset Value. The market price of shares of closed-end investment companies may fluctuate and during certain periods may trade at prices lower than net asset value. Because the market price of the Acquiring Fund’s common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic conditions and other factors beyond the control of the Acquiring Fund, the Acquiring Fund cannot predict whether its common shares will trade at, above or below net asset value. The shares of the Funds have, at times, traded at significant discounts from net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities.

Leverage Risk. The use of leverage creates special risks for shareholders, including potential interest rate risks and the likelihood of greater volatility of net asset value and market price of, and distributions on, the common shares. If the value of the Acquiring Fund’s portfolio declines while the Acquiring Fund is using leverage, the net asset value per common share will decline by a greater amount than if leverage were not used. The Acquiring Fund may engage in leverage through the issuance of preferred shares of beneficial interest, incurring bank borrowings or issuing commercial paper or notes. The Acquiring Fund also may utilize derivatives and other portfolio techniques that have the economic effect of leverage by creating additional investment exposure. The Acquiring Fund may engage in leverage including through reverse repurchase agreements, term and revolving loans and the issuance of preferred shares. “Effective leverage” is the combination of the amount of structural leverage plus the amount of leverage from any derivatives and other portfolio techniques. The Acquiring Fund anticipates that its effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings.

The Acquiring Fund will pay (and shareholders will bear) any costs and expenses relating to the Acquiring Fund’s use of leverage, which will result in a reduction in the net asset value of the common shares. The Acquiring Fund may in the future, based on its assessment of market conditions, increase or decrease its level of leverage or change the types of leverage employed. Such changes may impact net investment income and the market value of common shares. There can be no assurance that the Acquiring Fund will maintain the types or levels of leverage historically used by the Target Funds prior to the Mergers or that the Acquiring Fund’s leverage strategy will be successful. The amount of fees paid to Nuveen Fund Advisors (which in turn pays a portion of its fees to Nuveen Asset Management) for investment advisory services will be higher if the Acquiring Fund uses leverage because the advisory fees of the Acquiring Fund will be calculated based on the Acquiring Fund’s Managed Assets—this may create an incentive for Nuveen Fund Advisors and Nuveen Asset Management to leverage the Acquiring Fund.

Below Investment Grade Risk. Debt instruments rated below investment grade are regarded as having predominately speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds” or “high-yield debt,” which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration. Issuers of lower grade instruments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade instruments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher rated instruments. The secondary market for instruments rated below investment grade may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the Acquiring Fund’s ability to dispose of a particular security. Distressed and defaulted securities generally present the same risks as investments in below investment grade debt instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, the Acquiring Fund may not be able to sell its portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure, expropriation or nationalization of the company or its assets; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the United States, due to blockage of foreign currency exchange or otherwise and (viii) withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Acquiring Fund invests in securities of issuers in emerging market countries.

Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Acquiring Fund’s investments and the availability to the Fund of additional investments in such countries.

Emerging Markets Risk. The Acquiring Fund may invest in emerging markets countries. The risks of investments are usually much greater in emerging markets countries. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, including sudden, significant devaluations. In addition, the securities and currencies of many of these countries may have far lower trading volumes and less liquidity than those of developed countries. If the Acquiring Fund’s investments issued by an emerging market country need to be liquidated quickly, the Fund could sustain significant transaction costs. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to foreign investment than those of more developed countries, such as expropriation, confiscatory taxation and nationalization of assets and securities. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of their currencies.

Certain Risks of Holding Fund Assets Outside the United States. The Acquiring Fund may hold investments in non-U.S. banks and securities depositories. Some non-U.S. banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries limit the Acquiring Fund’s ability to recover its assets if a non-U.S. bank or depository, or any of its agents, goes bankrupt. In addition, it is often more expensive for the Acquiring Fund to purchase, sell and hold securities in certain non-U.S. markets than in the United States. The increased expense of investing in non-U.S. markets reduces the amount the Acquiring Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Non-U.S. Settlement Risk. Settlement and clearance procedures in certain non-U.S. markets differ significantly from those in the United States. Non-U.S. settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. At times, settlement in certain non-U.S. countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Acquiring Fund to carry out transactions. If the Acquiring Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Acquiring Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Derivatives Risk, Including the Risk of Swaps. The Acquiring Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. If the Acquiring Fund enters into a derivative transaction, it could lose more than the principal amount invested. Whether the Acquiring Fund’s use of derivatives is successful will depend on, among other things, if Nuveen Fund Advisors and Nuveen Asset Management correctly forecast market values, interest rates and other applicable factors. If Nuveen Fund Advisors and Nuveen Asset Management incorrectly forecast these factors, the investment performance of the Acquiring Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Acquiring Fund’s ability to successfully use derivative instruments. The Acquiring Fund may enter into debt-related derivative instruments including interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by Nuveen Fund Advisors and Nuveen Asset Management not only of the referenced asset, rate or index, but also of the swap itself.

Issuer Credit Risk. Issuers of debt securities in which the Acquiring Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Acquiring Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the net asset value of the Acquiring Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that any collateral securing a debt instrument could be readily liquidated. In the event of the bankruptcy of an issuer, the Acquiring Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a debt instrument. These risks are heightened if and to the extent a defaulting issuer has creditors with claims senior to those represented by the debt instruments held by the Acquiring Fund. In addition, to the extent that the credit rating assigned to a security in the Acquiring Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Interest Rate Risk. Interest rate risk is the risk that the value of a debt security, mortgage-backed security or other fixed-income obligation, as well as shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Longer-term debt securities, mortgage-backed securities and other fixed-income obligations are generally more sensitive to interest rate changes than short-term debt securities. The Acquiring Fund’s investment in such fixed-rate instruments means that the net asset value and market price of common shares may decline if market interest rates rise. Interest rates in the U.S. are at, or near, historic lows, which may increase the Acquiring Fund’s exposure to risks associated with rising rates.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near-historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As the Federal Reserve “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities may result in decreased liquidity and increased volatility in the fixed income markets, which could cause the Acquiring Fund’s net asset value to fluctuate more and adversely affect the Fund’s return.

Call Risk or Prepayment Risk. Certain debt securities may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its debt instruments if they can be refinanced by issuing new debt instruments that bear a lower interest rate. The Acquiring Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high-yielding debt instruments. The Acquiring Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Acquiring Fund’s income.

Reinvestment Risk. Reinvestment risk is the risk that income from the Acquiring Fund’s portfolio will decline if short-term international interest rates decline. If short-term international interest rates decline, the Acquiring Fund may invest the proceeds from matured investments at market interest rates that are below the Fund’s portfolio current earnings rate. A decline in income could affect the common shares’ market price or the Acquiring Fund’s current income or total return. During such periods, the Acquiring Fund may be unable to meet its investment objective and may need to reduce its distribution to common shareholders.

Currency Risk. Because the Acquiring Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Acquiring Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Acquiring Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets. The Acquiring Fund expects to enter into foreign currency hedging transactions in an attempt to mitigate these risks. However, such transactions, if undertaken, may further expose the Acquiring Fund to the risks of foreign currency movements and other risks. The use of foreign currency transactions can result in the Acquiring Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Acquiring Fund to deliver or receive a specified currency.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Acquiring Fund’s counterparties with respect to derivatives, over-the-counter (“OTC”) options or other transactions supported by another party’s credit may affect the value of those instruments. Certain entities that have served as counterparties to these transactions in the past have incurred significant losses and financial hardships, including bankruptcy, as a result of significant exposure to credit investments that have experienced defaults or otherwise suffered extreme credit deterioration. Such hardships reduced these entities’ capital and called into question their continued ability to perform their obligations. There can be no assurance that the counterparties to the Acquiring Fund’s derivative instruments will not suffer similar financial hardships in the future. By using derivatives or other transactions supported by a counterparty’s credit, the Acquiring Fund assumes the risk that the counterparty could experience similar financial hardships. In the event of the insolvency of a counterparty, the Acquiring Fund may sustain losses or be unable to liquidate a derivatives position.

Interest Rate Swaps Risk. In interest rate swap transactions, there is a risk that yields will move in the direction opposite to the direction anticipated by the Acquiring Fund, which would cause the

Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. However, because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Acquiring Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Forward Currency Contracts Risk. Forward currency contracts are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward currency markets are not required to continue to make markets in the securities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain securities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Market illiquidity or disruption could result in major losses to the Acquiring Fund. In addition, trading forward currency contracts can have the effect of financial leverage by creating additional investment exposure. See also “—Leverage Risk.”

Tax Risk. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”), among other things, the Acquiring Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. The U.S. Treasury Department has authority to issue regulations that would exclude non-U.S. currency gains from qualifying income for this purpose if such gains are not directly related to a fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Acquiring Fund’s non-U.S. currency gains as non-qualifying income, thereby jeopardizing the Acquiring Fund’s status as a RIC for all years to which the regulations are applicable. If for any taxable year the Acquiring Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable dividends to the extent of the Acquiring Fund’s current and accumulated earnings and profits.

The tax treatment and characterization of the Acquiring Fund’s distributions may vary significantly from time to time because of the varied nature of the Acquiring Fund’s investments. The ultimate tax characterization of the Acquiring Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Acquiring Fund may make total distributions during a calendar year in an amount that exceeds the Fund’s net investment income and realized net capital gains for that calendar year. For example, because of the nature of the Acquiring Fund’s investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Acquiring Fund’s total distributions exceed net investment income and realized net capital gains would generally be treated as a tax-free return of capital to the extent of the common shareholder’s tax basis in his common shares, and such shareholder’s basis in his common shares would be reduced by such amount, which would increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a common shareholder’s basis would generally be treated as capital gain, assuming the common shares were held as capital assets. The Acquiring Fund’s investments may be subject to foreign taxes that will reduce the Fund’s overall return, but that will likely not be available for pass-through to the Fund’s shareholders as a deduction from taxable income or as a credit against their U.S. federal income tax liability. See “Additional Information About the Acquiring Fund—Federal Income Tax Matters Associated with Investment in the Acquiring Fund.”

Preferred Stock Risk. Generally, preferred stockholders have no voting rights with respect to the election of the directors of the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have such voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights with respect to the election of directors, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Acquiring Fund.

Mortgage-Backed Securities Risk. A mortgage-backed security (“MBS”) (including a commercial mortgage-backed security, or a “CMBS”) may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a particular mortgage-backed security defaults, the value of that security may decrease. Moreover, a downturn in the markets for residential or commercial real estate or a general economic downturn could negatively affect both the price and liquidity of privately issued mortgage-backed securities, as was the case during the recession of 2007 and 2009. Mortgage-backed securities are subject to pre-payment risk, which is the risk that the borrowers under the mortgage loans underlying the Acquiring Fund’s mortgage-backed securities might pay off their mortgage loans sooner than expected, which could happen when interest rates fall or for other reasons, which could cause the value of the Acquiring Fund’s mortgage-backed securities to fall. Moreover, if the underlying mortgage loans are paid off sooner than expected, the Acquiring Fund may have to reinvest the proceeds in other securities that have lower yields. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and likely causing its price to decline. Mortgage-backed securities issued by a private issuer, including essentially each CMBS, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity.

Real Estate Related Securities Risk. Real estate companies have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition for tenants, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to them, and companies that service the real estate industry. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills, which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT can pass its income through to shareholders or unitholders without any U.S. federal income tax at the entity level if it complies with various requirements under the Code. There is the risk that a REIT held by the Acquiring Fund will fail to qualify for this tax-free pass-through treatment of its income, in which case the REIT would become subject to U.S. federal income tax. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. The Acquiring Fund, as a holder of a REIT, will bear its pro rata portion of the REIT’s expenses.

Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Loan Risk. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

Asset-Backed Securities Risk. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by non-governmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.

Other Investment Companies Risk. The Acquiring Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds, that invest primarily in securities of the types in which the Acquiring Fund may invest directly. These securities may be leveraged. As a result, the Acquiring Fund may be indirectly exposed to leverage through an investment in these securities. Utilization of leverage is a speculative investment technique and involves certain risks.

Inadequate Return. Realized gains from the investments can vary widely over the short-term and long-term. No assurance can be given that the returns on the investments will be commensurate with the risk of investing in the Acquiring Fund.

When-Issued and Delayed-Delivery Transactions Risk. The Acquiring Fund may invest in securities on a “when-issued” or “delayed-delivery” basis. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Acquiring Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Illiquid Securities Risk. The Acquiring Fund may invest in or hold securities and other instruments that are illiquid. Illiquid securities are securities that are not readily marketable and may include “restricted securities,” which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or, if the resale is unregistered, may be sold only in certain types of privately negotiated transactions or otherwise pursuant to an available exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Acquiring Fund or at prices approximating the value at which the Acquiring Fund is carrying the securities on its books.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As a result of inflation the real value of the Acquiring Fund’s common shares and distributions on these shares can decline over time.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, because deflation increases the real cost of servicing debt obligations, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Market Disruption and Geopolitical Risk. The aftermath of the war with Iraq and ongoing military involvement in Afghanistan, political and social instability in the Middle East and elsewhere and terrorist attacks in the United States and around the world may have a substantial impact on the United States and world economies and securities markets. Wars and other military operations, political and social unrest, terrorism and other geopolitical event have in the past led, and may in the future lead, to increased short-term market volatility and may have adverse long-term economic effects. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, investor psychology, inflation and other factors that could affect the value of the Acquiring Fund’s common shares.

Adverse Market Conditions and Related Market Stabilization Efforts. The global financial crisis of 2007 to 2009 produced an extremely high degree of volatility in U.S. and foreign financial markets and severely limited the availability of credit and liquidity to even creditworthy borrowers. These adverse market conditions persisted in the aftermath of the crisis, and certain markets have still not fully recovered. In response to the crisis, the United States and other governments and the Federal Reserve and certain foreign central banks have taken unprecedented steps to stabilize and support financial markets, reduce the costs of borrowing and increase the availability of short-term liquidity, and many of these efforts remain in place. The continuation of these remedial efforts may be affected by policy changes made by governments or quasi-governmental organizations in the United States and elsewhere. Withdrawal of this support, or investor perceptions that this support may be withdrawn, could cause a return of high volatility in certain financial markets or constrict the availability of credit and liquidity, which could adversely impact the value and liquidity of certain securities. In addition, because the remedial efforts taken to address the crisis are largely unprecedented, those efforts themselves may have unforeseeable adverse consequences on certain financial markets. As a result, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces.

Legislation and Regulatory Risk. Legislation or additional regulations may in the future be enacted that could negatively affect the assets of the Acquiring Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Acquiring Fund invests. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated, which could, among other things, increase the Acquiring Fund’s expenses or limit the instruments in which the Acquiring Fund may invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Acquiring Fund or will not impair the ability of the Acquiring Fund to achieve its investment objective.

Potential Conflicts of Interest Risk. Nuveen Fund Advisors and Nuveen Asset Management each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Acquiring Fund. For example, Nuveen Fund Advisors and Nuveen Asset Management may provide investment management services to other funds and accounts that follow investment objectives similar to that of the Acquiring Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, Nuveen Asset Management may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds and other commingled funds. Nuveen Fund Advisors and Nuveen Asset Management have each adopted policies and procedures designed to address such situations and other potential conflicts of interests. For additional information about potential conflicts of interest, and the way in which Nuveen Fund Advisors and Nuveen Asset Management address such conflicts, please see “Portfolio Managers—Portfolio Manager Compensation—Conflicts of Interest” and “Portfolio Transactions and Brokerage” in the Merger SAI.

Dependence on Key Personnel Risk. Nuveen Fund Advisors and Nuveen Asset Management are dependent upon the experience and expertise of certain key personnel in providing services with respect to the Acquiring Fund’s investments. If Nuveen Fund Advisors and/or Nuveen Asset Management were to lose the services of these individuals, their ability to service the Acquiring Fund could be adversely affected.

Anti-Takeover Provisions. The declaration of trust and by-laws of the Acquiring Fund include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status. These provisions could have the effect of depriving shareholders of opportunities to sell their common shares at a premium to the then current market price of the common shares. See “Additional Information About the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.”

C.	INFORMATION ABOUT THE MERGERS

General

The Board of each Target Fund has approved the Merger of its Target Fund with and into the Merger Sub. As a result of the Mergers, the assets of the Target Funds will be combined, and the shareholders of each Target Fund will become shareholders of the Acquiring Fund, which will operate after the Mergers as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus. The proposed Mergers are intended to improve the secondary trading market for common shares of the Acquiring Fund and to offer the opportunity for a higher distribution rate.

The closing of each Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Target Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger and each Target Fund must satisfy (or obtain the waiver of) its other respective closing conditions. Therefore, even if shareholders of your Target Fund approve the Merger and your Target Fund satisfies all of its other closing conditions, neither of the Mergers will occur if the other Target Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its other closing conditions. If the Mergers are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of such Target Fund, including continuing to operate the Target Fund as a stand-alone fund.

Terms of the Mergers

General. The Agreement and Plan of Merger, in the form attached as Appendix D, sets forth the terms of the Mergers and provides for each Target Fund to merge with and into the Merger Sub, a Massachusetts limited liability company and a wholly-owned subsidiary of the Acquiring Fund, a newly organized Massachusetts business trust, with shareholders of each Target Fund receiving newly issued common shares, par value $0.01 per share, of the Acquiring Fund in exchange for their Target Fund common shares (with cash being distributed in lieu of any fractional Acquiring Fund common shares). As soon as practicable following the completion of the Mergers, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law.

As a result of the Mergers, the assets of the Target Funds will be combined, and the shareholders of each Target Fund will become shareholders of the Acquiring Fund, which will operate after the Mergers as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

If the conditions to closing the Mergers are satisfied or waived, the Mergers are expected to occur on the Closing Date. Following the Mergers, each Target Fund would terminate its registration as an investment company under the 1940 Act.

The aggregate net asset value of Acquiring Fund common shares issued to each Target Fund shareholder in a Merger will equal, as of the Valuation Time (as defined below), the aggregate net asset value of Target Fund common shares held by such shareholder of the Target Fund as of such time. No fractional Acquiring Fund common shares, however, will be distributed in connection with a Merger. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund shares due to Target Fund shareholders as of the Closing Date and will sell the resulting whole shares on the NYSE for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of fractional share interests deemed received by a shareholder will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder that were converted into such Acquiring Fund shares, provided the Target Fund shares were held as capital assets. As a result of the Mergers, shareholders of the Target Funds will hold reduced percentages of ownership in the larger Acquiring Fund than they held in the Target Funds individually.

Valuation of Assets and Liabilities. The value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being referred to herein as the “Valuation Time”). The value of each Target Fund’s assets shall be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as shall be mutually agreed upon by the parties.

Distributions. Undistributed net investment income represents net earnings from a Target Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement and Plan of Merger, each Target Fund that has undistributed net investment income or undistributed realized net capital gains is required to declare a distribution, which, together with all previous distributions, shall have the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards) for all taxable periods ending on or before the Closing Date.

Amendments. Under the terms of the Agreement and Plan of Merger, the Agreement and Plan of Merger may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund party thereto subject to the prior review of each Fund’s counsel and the authorization of each Fund’s Board; provided, however, that following the meeting of the shareholders of a Fund called by such Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to shareholders of a Target Fund under the Agreement and Plan of Merger to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Agreement and Plan of Merger, the closing of the Mergers is conditioned upon, among other things, (a) the requisite approval by the shareholders of each Target Fund of their Fund’s Merger, (b) the Funds’ receipt of an opinion substantially to the effect that each merger of a Target Fund with and into the Merger Sub will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Mergers”), (c) the absence of legal proceedings challenging the Mergers and (d) the Funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for the Mergers to be consummated, each Fund must obtain certain consents, confirmations and/or waivers from various third parties.

Termination. The Agreement and Plan of Merger may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or any Vice President, as applicable, without further action by the Board of either the Acquiring Fund or any Target Fund. In addition, any Fund may at its option terminate the Agreement and Plan of Merger at or before the Closing Date due to (a) a breach by any other party of any representation, warranty, or agreement contained therein to be performed at or before the Closing Date, if not cured within 30 days, (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met, or (c) a determination by its Board that the consummation of the transactions contemplated by the Agreement and Plan of Merger is not in the best interests of the Fund.

Reasons for the Mergers

Based on the considerations below, the Board of each Target Fund, including the Independent Board Members, has determined that its Target Fund’s Merger would be in the best interests of its Target Fund and that the interests of the existing shareholders of such Target Fund would not be diluted with respect to net asset value as a result of such Merger. At a meeting held on August 7, 2014 (the “Meeting”), the Boards approved the Mergers and recommended that shareholders of the respective Target Funds approve the Mergers.

In preparation for the Meeting, Nuveen provided each Target Fund’s Board, prior to the Meeting, with information regarding the proposed Mergers, including the rationale therefor and alternatives considered to the Mergers. Prior to approving the Mergers, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Board of each Target Fund considered a number of principal factors presented at the time of the Meeting in reaching its determinations, including the following:

•	the similarities and differences in the Target Funds’ and Acquiring Fund’s investment objectives, principal investment strategies, leverage strategies and related risks;

•	the Target Funds’ relative sizes;

•	the relative investment performance and trading discount history of the Target Funds;

•	the potential for improved secondary market trading;

•	the potential for improved economies of scale over time and the effect on fees and expenses;

•	the anticipated federal income tax-free nature of the Mergers;

•	the expected costs of the Mergers;

•	the terms of the Mergers and whether the Mergers would dilute the interests of shareholders of the Target Funds; and

•	any potential benefits to the Adviser and its affiliates as a result of the Mergers.

Investment Similarities and Differences. Based on the information presented, the Boards considered that the investment objectives of the Target Funds and the Acquiring Fund are similar although, as described further below, their investment policies, strategies and risks differ in certain respects. The Board recognized that the Acquiring Fund, which was newly formed to facilitate the consolidation of the Target Funds and the restructuring of their combined portfolio, would commence operations after the consummation of the Mergers and be managed in accordance with Nuveen’s global high-income strategy.

While the investment policies, strategies and risks of the Target Funds and the Acquiring Fund share certain similarities, as indicated above, the Boards recognized that there were differences. In this regard, the Boards noted that the Acquiring Fund will be managed in accordance with Nuveen’s global high-income strategy, which seeks to identify securities from around the world as well as across the capital structure and credit spectrum that offer attractive income and long-term return potential. In contrast, Diversified Currency Opportunities primarily offers exposure to non-U.S. currencies and short-term global yields by investing in a portfolio of short-term international government securities denominated in unhedged, non-U.S. currencies and by purchasing forward currency contracts and other derivative instruments, and Global Income Opportunities primarily invests in sovereign, corporate and other types of debt of issuers located in developed and emerging markets around the world that are rated investment grade and typically offers greater exposure to non-U.S. currencies than the Acquiring Fund. In connection with the foregoing, the Boards observed that, under normal circumstances, no more than 15% of the Managed Assets of the Acquiring Fund would be invested in unhedged securities denominated in currencies other than the U.S. dollar. Further, the Boards recognized that the Acquiring Fund currently expects to employ leverage and that although Global Income Opportunities currently employs leverage, Diversified Currency Opportunities does not, but gains additional investment exposure through currency derivatives. The Boards also noted that the Target Funds generally may use derivatives for hedging and non-hedging purposes, while the Acquiring Fund may use currency-related derivatives for hedging purposes only (although it may use other derivative instruments for certain other purposes).

Investment Performance and Portfolio Management. The Boards considered the investment performance of the Target Funds over various periods. The Boards took into account that the same sub-adviser that currently manages the Target Funds will also manage the Acquiring Fund and that one of the current portfolio managers for the Target Funds will continue to serve as such for the Acquiring Fund. The Boards also considered that the performance of the Acquiring Fund (which, as indicated above, is newly formed and will commence operations after consummation of the Mergers) is expected to differ from the historical results of the Target Funds as a result of the differences in investment strategies to be employed by the Acquiring Fund.

Potential for Improved Secondary Market Trading and Higher Distributions. The Boards reviewed the Target Funds’ secondary market trading history and noted that, while it is not possible to predict trading levels following the Mergers, the Mergers were being proposed, in part, to seek to enhance secondary market demand. The Boards considered information provided by the Adviser indicating that, relative to the Target Funds, the more understandable investment mandate of the Acquiring Fund following the Mergers may foster more consistent long-term demand for the combined fund’s common shares and may narrow trading discounts relative to net asset value. Moreover, the Boards considered information provided by the Adviser indicating that the combined fund’s global high income investment mandate and adoption of a monthly, income-only distribution policy may offer the opportunity for higher monthly distributions over time.

Potential for Improved Economies of Scale Over Time and Effect on Fees and Expenses. The Boards considered the estimated fees and expenses of the Acquiring Fund following the Mergers as well as the estimated potential fee and expense savings for each Target Fund. The Boards noted that the combined fund’s larger asset base may result in increased economies of scale and the potential for fee and expense savings over time.

Anticipated Tax-Free Treatment; Portfolio Transition. The Mergers will be structured with the intention that they qualify as tax-free reorganizations for federal income tax purposes, and each Fund will obtain an opinion of counsel with respect to its Merger substantially to this effect (based on certain factual representations and certain customary assumptions). The Boards also recognized that if the Mergers are approved by shareholders, the Acquiring Fund was expected to divest itself of a portion of the portfolio investments acquired from the Target Funds in the Mergers and considered the potential for related gains and losses.

Expected Costs of the Mergers. The Boards considered the terms and conditions of the Agreement and Plan of Merger, including the estimated costs associated with the Mergers and the allocation of such costs between the Target Funds. The Boards noted, however, that, assuming the Mergers are consummated, the Adviser anticipated that the projected costs of each Merger may be recovered over time for the common shareholders.

Terms of the Mergers and Impact on Shareholders. The terms of the Mergers are intended to avoid dilution of the interests with respect to net asset value of the existing shareholders of the Target Funds. In this regard, the Boards considered that each holder of common shares of a Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) having an aggregate net asset value as of the Valuation Time equal to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. No fractional common shares of the Acquiring Fund, however, will be distributed to a Target Fund’s common shareholders in connection with the Mergers and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash.

Potential Benefits to Nuveen Fund Advisors and Affiliates. The Boards recognized that the Mergers may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Funds as separate funds in the Nuveen complex.

Conclusion. Each Board, including the Independent Board Members, approved the Merger on behalf of its Target Fund, concluding that such Merger is in the best interests of its Fund and that the interests of existing shareholders of the Fund will not be diluted with respect to net asset value as a result of the Merger.

Tender Offer and Standstill Agreement. In addition to the above, the Boards noted that, in connection with a Standstill Agreement entered into by the Target Funds with certain Target Fund shareholders, they had authorized the Acquiring Fund to conduct a tender offer following the completion of the Mergers. Pursuant to such tender offer, the Acquiring Fund will offer to purchase up to 25% of its then outstanding common shares at a price per share, without interest, equal to 98% of the net asset value per share.

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of April 30, 2014, and the pro-forma combined capitalization of the Acquiring Fund as if the Merger had occurred on that date. The table reflects a pro forma exchange ratio of approximately [—] common shares of the Acquiring Fund issued for each common share of the Target Fund. If the Merger is consummated, the actual exchange ratios may vary.

	Diversified Currency Opportunities	Global Income Opportunities	Pro Forma Adjustments	Acquiring Fund Pro Forma(1)
Common Shareholders’ Equity:

Common shares, $0.01 par value per share, [—] shares outstanding for Diversified Currency Opportunities; common shares, $0.01 par value per share, [—] shares outstanding for Global Income Opportunities; and common shares, $0.01 par value per share, [—] shares outstanding for Acquiring Fund Pro Forma

Paid-in surplus
Undistributed (Over-distribution of) net investment income
Accumulated net realized gain (loss)
Net unrealized appreciation (depreciation)
Net assets attributable to common shares
Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)
Authorized shares:
Common	Unlimited	Unlimited		Unlimited

(1)	The pro forma balances are presented as if the Merger were effective as of April 30, 2014, and are presented for informational purposes only. The actual Closing Date of the Merger is expected to be on or about November 17, 2014, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.
(2)	Assumes the issuance of [—] and [—] Acquiring Fund common shares to the common shareholders of Diversified Currency Opportunities and Global Income Opportunities, respectively. These numbers are based on the net asset values of the Target Funds as of April 30, 2014, adjusted for the effect of distributions, if any.
(3)	Includes the impact of estimated total Merger costs of $765,000, which will be borne by the common shareholders of Diversified Currency Opportunities and Global Income Opportunities in the amounts of $480,000 and $285,000, respectively.

Expenses Associated with the Mergers

In evaluating the Mergers, management of the Target Funds estimated the amount of expenses the Funds would incur to be approximately $765,000, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs and other related administrative or operational costs. The expenses of the Mergers (whether or not consummated) will be allocated between the Target Funds ratably based on the relative expected benefits of the Mergers comprised of forecasted cost savings and distribution increases, if any, to each Fund during the first year following the Mergers. Merger expenses have been or will be accrued as expenses of each Target Fund prior to the Valuation Time. These estimated expenses will be borne by Global Income Opportunities and Diversified Currency Opportunities in the amounts of $285,000 and $480,000, respectively (0.21% and 0.07%, respectively, of each Target Fund’s average net assets applicable to common shares for the twelve months ended December 31, 2013).

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The Target Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $[—] per Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of each Target Fund, shareholders of each Fund do not have dissenters’ rights of appraisal with respect to the Merger.

Material Federal Income Tax Consequences of the Mergers

As a condition to each Fund’s obligation to consummate the Mergers, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain reasonable assumptions) with respect to the Mergers substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

2.	No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

3.	No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the conversion of their Target Fund shares solely into Acquiring Fund shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub, except to the extent the Target Fund shareholders receive cash in lieu of a fractional Acquiring Fund share.

5.

The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the merger (including any fractional Acquiring Fund share to which a Target Fund shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares that were converted into such Acquiring Fund shares. The holding period of the Acquiring Fund shares received by each Target Fund shareholder (including any fractional Acquiring Fund share to which a shareholder would be entitled) will include the period during which the Target Fund shares that were converted into

Acquiring Fund shares were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the merger.

6.	The basis of the Target Fund’s assets in the hands of the Merger Sub will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger. The holding period of the assets of the Target Fund in the hands of the Merger Sub will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Mergers on a Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The opinion will be based on certain factual representations and assumptions, including a representation from the Target Funds and the Acquiring Fund that the tender offers described below under “—Standstill Agreement and Post-Merger Tender Offer” are not expected to result in the historic shareholders of a Target Fund disposing of a number of Acquiring Fund common shares received in the Merger of that Target Fund such that, after taking into account all such dispositions, such historic shareholders would own Acquiring Fund common shares received in such Merger that have a value, as of the effective time of the Merger, of less than 50% of the value of all of the formerly outstanding shares of such Target Fund as of the effective time. The opinion will rely on such representation and will assume the accuracy of such representation. If such assumption is incorrect, the Merger of the Target Fund with and into the Merger Sub may not qualify as a tax-free reorganization for federal income tax purposes, and the Target Funds and Target Fund shareholders may recognize taxable gain or loss as a result of the Mergers.

If a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund common share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Merger and then as having sold that fractional Acquiring Fund common share for cash. As a result, each such Target Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund common share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Mergers, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if such Target Fund shares were held as capital assets at the time of the Merger) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the closing of the Mergers, each Target Fund will declare a distribution to its common shareholders, which together with all other distributions to shareholders made with respect to the taxable year in which the Merger occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Mergers. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Target Fund’s dividend reinvestment plan. The tax character of dividends and distributions (as consisting of ordinary income and capital gain) will be the same for federal income tax purposes whether received in cash or additional shares.

After the Mergers, the Acquiring Fund’s ability to use the Target Funds’ pre-Merger capital losses, if any, may be limited under certain federal income tax rules applicable to mergers of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Mergers not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Mergers and the amount of unrealized capital gains in the Target Funds at the time of the Mergers. For federal income tax purposes, the Target Funds had no capital loss carryovers as of December 31, 2013.

This description of the federal income tax consequences of the Mergers is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Mergers, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Mergers and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service (the “IRS”) will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Shareholder Approval

Each Merger is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of each Target Fund’s outstanding common shares entitled to vote on the matter.

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Special Meeting. Abstentions and broker non-votes will have the same effect as a vote against the approval of the Mergers. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

The closing of each Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Target Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger, and each Target Fund must satisfy (or obtain the waiver of) its other respective closing conditions. Therefore, even if shareholders of your Target Fund approve the Merger and your Target Fund satisfies all of its other closing conditions, neither of the Mergers will occur if the other Target Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its other closing conditions. If the Mergers are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of such Target Fund, including continuing to operate the Target Fund as a stand-alone fund.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds

General

As a general matter, the common shares of the Acquiring Fund and each Target Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote. Furthermore, the provisions set forth in the Acquiring Fund’s declaration of trust are substantially similar to the provisions of each Target Fund’s declaration of trust and each contains, among other things, similar super-majority voting provisions, as described under “Additional Information About the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.” The full text of each Fund’s declaration of trust is on file with the SEC and may be obtained as described on page 102.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Merger is consummated and the issuance of Acquiring Fund common shares is approved, the Acquiring Fund will issue additional common shares on the Closing Date to the common shareholders of each Target Fund based on the relative per share net asset value of the Acquiring Fund and the net asset value of the assets of the Target Fund that are transferred in connection with the Merger, in each case as of the Valuation Time.

The terms of the Acquiring Fund common shares to be issued pursuant to the Merger will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Summary Description of Massachusetts Business Trusts.”

Distributions

As a general matter, each of Global Income Opportunities and Diversified Currency Opportunities has a quarterly distribution policy seeks to maintain a stable level of distributions. Each of Global Income Opportunities’ and Diversified Currency Opportunities’ present policy, which may be changed by its Board, is to make regular cash distributions to holders of its common shares at a level rate (stated in terms of a fixed cents per common share dividend rate) that reflects the past and projected performance of the Fund. The Acquiring Fund will declare and pay regular monthly dividends. Dividends will be paid from net investment income, which includes all Fund portfolio interest income less operating expenses and leverage costs, including interest costs on any borrowings . The Fund seeks to pay out substantially all of its net investment income to holders of its common shares over time.

As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, shareholders will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund. See “Federal Income Tax Matters Associated with Investment in the Acquiring Fund” under “Additional Information About the Acquiring Fund” below and “Federal Income Tax Matters” in the Merger SAI.

At any time when preferred shares are outstanding, the Acquiring Fund may not declare a dividend or distribution to common shareholders (other than a dividend in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of the declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Dividend Reinvestment Plan

Generally, the terms of the dividend reinvestment plan (the “Plan”) for the Acquiring Fund and each Target Fund are identical. Under the Acquiring Fund’s Plan, you may elect to have all dividends, including any capital gain distributions, on your common shares automatically reinvested by State Street Bank and Trust Company (the “Plan Agent”) in additional common shares under the Plan. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by State Street Bank and Trust Company as dividend paying agent.

If you decide to participate in the Plan of the Acquiring Fund, the number of common shares you will receive will be determined as follows:

(1) If common shares are trading at or above net asset value at the time of valuation, the Acquiring Fund will issue new shares at the then-current market price; or

(2) If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the exchange on which the common shares are listed, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

If the Plan Agent begins purchasing Acquiring Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due on taxable dividends and distributions.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of the Acquiring Fund the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

Common Share Price Data

The following tables show for the periods indicated: (i) the high and low sales prices for common shares reported as of the end of the day on the corresponding stock exchange of each Target Fund, (ii) the high and low net asset values of the common shares, and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

	Global Income Opportunities
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
June 2014	$12.89	$11.58	$14.09	$13.52	-7.60%	-14.44%
March 2014	$11.61	$10.82	$13.52	$12.88	-12.61%	-15.99%
December 2013	$12.05	$11.09	$13.84	$13.09	-11.59%	-15.73%
September 2013	$12.63	$11.39	$14.33	$13.23	-9.80%	-14.14%
June 2013	$14.80	$11.82	$15.74	$13.42	-5.00%	-12.44%
March 2013	$14.82	$14.02	$15.73	$15.00	-4.21%	-8.34%
December 2012	$14.65	$13.83	$15.61	$15.08	-4.26%	-9.50%
September 2012	$14.77	$14.02	$15.65	$15.27	-5.01%	-9.78%
June 2012	$14.89	$14.07	$15.59	$15.20	-4.43%	-8.40%
March 2012	$14.72	$13.99	$15.82	$15.34	-5.58%	-9.68%
December 2011	$14.54	$13.78	$15.71	$15.34	-5.90%	-10.75%
September 2011	$15.11	$13.61	$16.15	$15.42	-4.40%	-13.64%
June 2011	$15.34	$14.47	$16.04	$15.64	-4.18%	-8.37%
March 2011	$15.67	$14.38	$16.34	$15.63	-3.51%	-8.41%

	Diversified Currency Opportunities
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
June 2014	$11.36	$10.39	$12.67	$12.19	-9.58%	-15.87%
March 2014	$10.49	$9.80	$12.38	$11.69	-14.43%	-17.09%
December 2013	$10.96	$10.05	$12.92	$12.05	-13.99%	-17.29%
September 2013	$11.23	$10.46	$13.33	$12.40	-13.57%	-17.16%
June 2013	$13.22	$10.48	$14.73	$12.78	-8.31%	-18.06%
March 2013	$13.37	$12.84	$14.99	$14.23	-8.19%	-12.54%
December 2012	$13.45	$12.51	$14.96	$14.52	-8.72%	-14.02%
September 2012	$13.22	$12.46	$14.89	$14.07	-10.48%	-13.59%
June 2012	$13.33	$12.07	$15.03	$13.72	-10.44%	-12.84%
March 2012	$13.76	$12.16	$15.67	$14.09	-10.87%	-14.79%
December 2011	$13.71	$11.84	$15.51	$13.72	-6.09%	-14.17%
September 2011	$15.14	$12.99	$16.66	$13.95	-4.37%	-15.21%
June 2011	$15.09	$14.03	$16.94	$16.03	-8.83%	-13.24%
March 2011	$14.05	$13.49	$15.95	$15.20	-10.99%	-13.41%

On September 15, 2014, the closing sale prices of Global Income Opportunities and Diversified Currency Opportunities common shares were $[—] and $[—], respectively. These prices represent discounts to net asset value for Global Income Opportunities and Diversified Currency Opportunities of [—]% and [—]%, respectively.

Common shares of each Target Fund have historically traded at a discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a discount or premium to net asset value following the Mergers, or what the extent of any such discount or premium might be.

Summary Description of Massachusetts Business Trusts

The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s governing documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law and each Fund’s governing documents.

General. Each Fund is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument. The power and authority to manage the fund and its affairs reside with the trustees, and shareholder voting and other rights are generally limited to those provided to the shareholders in the declaration of trust or similar instrument, rather than by statute.

Under each Fund’s declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, each declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws, such as the Delaware General Corporation Law or the Maryland General Corporation Law, or statutory trust laws, such as the Delaware Statutory Trust Act, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust of each Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for each Fund contains such provisions.

Shareholder Voting.    The declaration of trust of each Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger, reorganization or sale of substantially all of the assets of the Fund (under certain circumstances) and matters for which the 1940 Act requires a shareholder vote.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of each Fund provide that the holders of a majority of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The declaration of trust of each Fund provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which requires a plurality vote, and for matters to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees.    The declaration of trust of each Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. Each declaration of trust also provides that a trustee may only be removed for cause, by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares.    Under the declaration of trust of each Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes.    The declaration of trust of each Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust.    Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the Fund’s outstanding common shares and preferred shares, if any, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability.    The declaration of trust of each Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and requires the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. In addition, each declaration of trust provides that the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, each declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than liability to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. Each declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. Each declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions.    Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Standstill Agreement and Post-Merger Tender Offer

The Target Funds have entered into a Standstill Agreement, dated [—], 2014, by and among the Target Funds and Bulldog Investors, LLC (“Bulldog”). Under the Standstill Agreement, Bulldog has agreed to vote or cause to be voted all shares of each Fund that Bulldog directly or indirectly has the power to vote or direct the vote of, in accordance with each Target Fund Board’s recommendation regarding the proposals described in this Joint Proxy Statement/Prospectus and, subject to shareholder approval of the Merger, to generally refrain from submitting or soliciting proxies for shareholder proposals or nominating any candidate for the election of trustees with respect to each Target Fund or any successor until August 31, 2017.

In connection with the Standstill Agreement, the Board has authorized the Acquiring Fund to conduct a tender offer following the completion of the Merger pursuant to which the Fund will offer to purchase up to 25% of its then outstanding common shares at a price per share, without interest, equal to 98% of the net asset value per share of its common shares as determined as of the close of regular trading on the NYSE on the expiration date of the Tender Offer.

If the Mergers are consummated, the Acquiring Fund expects to publicly announce the Tender Offer within one month after the Closing Date, with payment for common shares purchased in the Tender Offer to take place within three months after the Closing Date.

A sale of Acquiring Fund common shares in the Tender Offer will be a taxable transaction for U.S. federal income tax purposes. Depending on the particular circumstances of a participating Acquiring Fund shareholder, and the number of shares tendered and purchased pursuant to the Tender Offer, the sale of shares pursuant to the Tender Offer will be treated as either (i) a “sale or exchange” of those shares, producing gain or loss equal to the difference, if any, between the amount of cash received and the shareholder’s adjusted tax basis in the shares sold pursuant to the offer, or (ii) the receipt of a distribution from the Acquiring Fund, taxable as a dividend to the extent of such shareholder’s allocable share of the Acquiring Fund’s “earnings and profits.”

In order to pay for common shares purchased in the Tender Offer, the Acquiring Fund will be required to sell a portion of its portfolio investments. The Acquiring Fund may be required to make such sales under adverse market or economic conditions, which could result in the Fund selling portfolio investments at prices lower than the values at which the Fund carries the investments on its books. In addition, if, at the time of sale, the Acquiring Fund’s portfolio investments have appreciated in value, the sale would result in realization of capital gains, which would then need to be distributed to Fund shareholders. This may result in U.S. federal income tax liability for persons who remain Acquiring Fund shareholders following the completion of the Tender Offer.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Target Funds and the Acquiring Fund

General

The Funds have similar investment objectives. Global Income Opportunities’ primary investment objective is to provide a high level of current income and gains. Global Income Opportunities’ secondary investment objective is to seek capital preservation. Diversified Currency Opportunities’ investment objective is to provide an attractive level of current income and total return. The Acquiring Fund’s investment objective is to provide a high level of current income.

Under normal market conditions, Global Income Opportunities will invest at least 80% of its Managed Assets in global debt securities, including but not limited to global sovereign and government-related debt, domestic and foreign debt securities, U.S. government securities, residential and commercial mortgage-backed securities and asset-backed securities. Global Income Opportunities may invest in global debt from issuers in both developed and emerging market countries. Global Income Opportunities will invest primarily in securities rated investment grade at the time of purchase, or unrated but deemed to be of comparable quality by Nuveen Asset Management. However, Global Income Opportunities may invest up to 30% of its Managed Assets in securities rated below investment grade (or unrated but deemed to be of comparable quality by Nuveen Asset Management). Global Income Opportunities may not invest in debt rated below CCC. Global Income Opportunities uses futures, forwards and other derivatives to create or reduce exposure to countries, sectors, currencies, and interest rates in seeking to enhance total returns and/or manage risk. This strategy may create the economic effect of leverage. Nuveen Asset Management will monitor and adjust investments using a propriety risk reduction methodology.

Diversified Currency Opportunities will invest in currencies and short-term debt of both developed market and emerging market countries and has the flexibility to short foreign currencies. Diversified Currency Opportunities will maintain a foreign currency orientation with a maximum net exposure of the dollar of 35%. Under normal market conditions, Diversified Currency Opportunities will invest at least 80% of its net assets in global currencies, global government securities and derivative instruments. Diversified Currency Opportunities generally will maintain a non-U.S. dollar orientation, but will actively manage its exposure to the U.S. dollar in response to changing market conditions and the portfolio manager’s outlook on the U.S. dollar. Diversified Currency Opportunities seeks to maintain a weighted-average, leverage-adjusted duration of two years or less and may use currency derivatives to gain additional investment exposure. This strategy may create the economic effect of leverage. Nuveen Asset Management will monitor and adjust investments using a propriety risk reduction methodology.

The Acquiring Fund will pursue its investment objective by following Nuveen’s global high-income strategy. Under this strategy, the Acquiring Fund may hold a broader range of securities than the Target Funds, including securities of both corporate and government issuers located in and outside of the United States with a focus on issuers rated below investment grade. The investment policies and strategies of the Acquiring Fund are described in more detail below.

Each Fund’s investment objective(s) are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and, if applicable, preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Investment Strategy

Under normal conditions, the Acquiring Fund will invest at least 80% of its Managed Assets in global income-producing securities including, but not limited to, corporate debt securities, mortgage- and asset-backed securities, preferred securities, secured and unsecured loans and convertible debt securities. Under normal conditions, the Acquiring Fund will invest at least 65% of its Managed Assets in securities that at the time of investment are rated below investment grade or that are unrated but judged by Nuveen Asset Management to be of comparable quality. These securities are commonly referred to as “high-yield” securities or “junk bonds” and generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. Accordingly, the net asset value of the Acquiring Fund may have a relatively high level of volatility. High-yield security issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies that have been downgraded from investment-grade status because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and government or corporate issuers with heavy debt loads.

There is no limitation on the average maturity or average effective duration of securities held by the Acquiring Fund.

The Acquiring Fund may invest without limitation in securities of issuers located outside of the United States. Under normal market conditions, the Acquiring Fund will invest at least 40% of its Managed Assets in securities of issuers located outside of the United States. In addition, under normal market conditions, no more than 25% of the Acquiring Fund’s Managed Assets may be invested in securities of issuers located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth.

In order to limit exposure to non-U.S. currencies, under normal market conditions, no more than 15% of the Acquiring Fund’s Managed Assets may be invested in unhedged securities denominated in currencies other than the U.S. dollar.

The Acquiring Fund may invest in other investment companies that invest primarily in securities of the types in which the Acquiring Fund may invest directly to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptive orders issued by the SEC.

In selecting the securities in which the Acquiring Fund invests, Nuveen Asset Management employs a “bottom up” approach to investing. This means that Nuveen Asset Management seeks to devote a large part of its resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify value in the market, resulting in investments in securities that Nuveen Asset Management believes are underpriced relative to other comparable investments. Positions are sold in anticipation of credit deterioration or when Nuveen Asset Management believes that a security is overpriced relative to other comparable investments.

The Acquiring Fund may use the following derivative instruments and other investment techniques: options, futures contracts, options on futures contracts, swaps (including interest rate swaps, credit default swaps and currency swaps), options on swaps, foreign currencies, forward contracts and options on foreign currencies and options on foreign currencies. The Acquiring Fund’s use of currency-related derivative instruments and other investment techniques will be limited to hedging purposes only. The Acquiring Fund may use other derivative instruments and other investment techniques for duration management or otherwise in an effort to increase the Fund’s yield or to enhance returns.

Under normal circumstances, the Acquiring Fund will invest no more than 10% of its Managed Assets in U.S. dollar cash or cash equivalents. During temporary defensive periods, the Acquiring Fund may deviate from its investment objectives and invest all or any portion of its assets in U.S. dollar cash or cash equivalents, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Acquiring Fund may not pursue or achieve its investment objectives. In addition, upon Nuveen Asset Management’s recommendation that a change would be in the best interests of the Acquiring Fund and upon concurrence by Nuveen Fund Advisors, and subject to approval by the Board, Nuveen Asset Management may deviate from the investment guidelines discussed herein.

Portfolio Composition and Other Information

The Acquiring Fund’s portfolio will be composed primarily of the following investments. A more detailed description of the Acquiring Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the Merger SAI.

Non-U.S. Government and Supranational Debt Securities, Including Emerging Markets Investments.    The Acquiring Fund may invest in debt securities of governmental issuers in all countries, including emerging market countries. These debt securities may include fixed-income securities issued or guaranteed by governments and governmental agencies or instrumentalities; fixed-income securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between governments and financial institutions; or fixed-income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

U.S. Government Debt Securities.    The Acquiring Fund may invest in U.S. government debt securities, U.S. local government debt securities and U.S. government agency securities of any maturity, including U.S. government mortgage-backed securities. U.S. government securities are debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States. These securities include U.S. Treasury bills, notes and bonds and securities of the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration. U.S. government agency securities, as used in this Joint Proxy Statement/Prospectus, include debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States. U.S. government-sponsored enterprises and instrumentalities are not agencies of the U.S. government. Government sponsored enterprises are private corporations sponsored by the federal government, such as the Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”). Securities issued by these entities are generally not supported by the full faith and credit of the United States. Because the U.S. government is not obligated to provide support to its instrumentalities, the Acquiring Fund will invest in obligations issued by these instrumentalities only where the Fund is satisfied that the credit risk with respect to the issuers is minimal.

Corporate Debt Securities.    Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

Below Investment Grade Securities.    Securities rated below investment grade are judged to have speculative elements. The ratings of S&P, Moody’s, Fitch and other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, Nuveen Asset Management also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Acquiring Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on Nuveen Asset Management’s credit analysis than would be the case when the Fund invests in rated securities. See Appendix A to the Merger SAI for a description of security ratings.

Preferred Stock.    Preferred stock, which generally pays fixed or adjustable rate dividends or interest to investors, has preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred stock before paying any dividends on its common stock. On the other hand, preferred stock is junior to all forms of the company’s debt, including both senior and subordinated debt. Because of its subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without adverse consequences to the issuer, and certain other features, preferred stock is often treated as an equity-like instrument by both issuers and investors, as its quality and value is heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

Mortgage-Backed Securities.    A mortgage-backed security is a type of pass-through security backed by an ownership interest in a pool of mortgage loans. The Acquiring Fund may invest in mortgage-backed securities guaranteed by, or secured by collateral that is guaranteed by, the United States government, its agencies, instrumentalities or sponsored corporations. It also may invest in privately issued mortgage-backed securities, including commercial mortgage-backed securities. A commercial mortgage-backed security is a type of mortgage-backed security that is secured by the loans on commercial properties. Similar to a mortgage-backed security, the ownership interest of a commercial mortgage-backed security is in a pool of mortgages on commercial property.

Real Estate Investment Trusts (“REITs”).    REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in common stock, preferred stock, debt securities and convertible securities issued by REITs.

Convertible Securities.    The Acquiring Fund may invest in convertible securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred to securities, until the securities mature or are redeemed, converted or exchanged.

Loans.    The Acquiring Fund may invest in fixed and floating rate loans. Loans may include senior loans and secured and unsecured junior loans, including subordinated loans, second lien or more junior loans and bridge loans. Loans are typically arranged through private negotiations between borrowers in the United States or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations and one or more financial institutions and other lenders. The Fund may invest in loans by purchasing assignments of all or a portion of loans or loan participations from third parties.

Asset-Backed Securities.    The Acquiring Fund may invest in asset-backed securities. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a “true sale” to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively

“passed through” to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, automobile loans or leases, and time shares, though other types of receivables or assets also may be used.

Other Investment Companies.    The Acquiring Fund may invest in other open- or closed-end investment companies, including exchange-traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Acquiring Fund may invest in investment companies that are advised by Nuveen Fund Advisors or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies. Nuveen Asset Management will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available security investments.

Options.    Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts, foreign currencies, forward contracts, structured investments (derivative securities which are specifically designed to combine the characteristics of one or more underlying securities in a single note) and yield curve options. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Futures Contracts.    Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts. The Acquiring Fund may buy or sell financial futures and forwards contracts, index futures and foreign currency forward contracts.

Swaps.    Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Acquiring Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms. Common types of swaps in which the Acquiring Fund may invest include interest rate swaps, credit default swaps and currency swaps.

Currency Transactions.    The Acquiring Fund may hold active currency positions that are denominated in currencies other than the U.S. dollar and may be exposed to currency exchange risk. For example, changes in exchange rates between currencies or the conversion from one currency to another may cause the value of the Acquiring Fund’s investments to diminish or increase. Currency exchange rates may fluctuate over short periods of time. They generally are determined by supply and demand in the currency exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates can be affected unpredictably by intervention (or the failure to intervene) by governments or central banks, or by currency controls or political developments. The Acquiring Fund intends to engage in foreign exchange transactions in order to hedge against currency fluctuations between its underlying investments and the U.S. dollar. If the currency in which a security is denominated appreciates against the U.S. dollar, the U.S. dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in the U.S. dollar. The Acquiring Fund’s hedging transactions, while potentially reducing the currency risks to which the Fund would otherwise be exposed, involve certain other risks, including the risk of a default by a counterparty.

Forward Currency Contracts.    A forward currency contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Acquiring Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Acquiring Fund’s investment portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell currency would limit any potential gain, which might be realized if the value of the hedged currency increases. The Acquiring Fund may enter into these contracts to hedge against exchange risk, to increase exposure to a currency or to shift exposure to currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Acquiring Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Acquiring Fund to benefit from favorable fluctuations in relevant non-U.S. currencies. The Acquiring Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated.

Repurchase Agreements.    The Acquiring Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Acquiring Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

Segregation of Assets.    As a closed-end investment company registered with the SEC, the Acquiring Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the SEC and its staff. In accordance with these laws, rules and positions, the Acquiring Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Acquiring Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Acquiring Fund is permitted to set aside liquid assets in an amount equal to the Acquiring Fund’s daily marked-to-market net obligations (i.e., the Acquiring Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Acquiring Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Acquiring Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff. As a result of their segregation, such assets may not be used for other operational purposes. Nuveen Asset Management will monitor the Acquiring Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Acquiring Fund’s portfolio investments.

Illiquid Securities.    The Acquiring Fund may invest without limit in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate.

When-Issued and Delayed Delivery Transactions.    The Acquiring Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Acquiring Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Temporary Defensive Positions.    During temporary defensive periods or in order to keep the Acquiring Fund’s cash fully invested, the Fund may deviate from its investment objectives. In such a case, the Acquiring Fund may not pursue or achieve its investment objectives. In addition, upon Nuveen Asset Management’s recommendation that a change would be in the best interests of the Acquiring Fund, and subject to approval by the Fund’s Board, Nuveen Asset Management may deviate from its investment guidelines discussed herein.

Portfolio Turnover.    The Acquiring Fund may engage in portfolio trading when considered appropriate. The Acquiring Fund expects a moderate level of annual portfolio turnover. The turnover rate is not expected to exceed [—]% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of Nuveen Asset Management, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. Although these commissions and expenses are not reflected in the Acquiring Fund’s “Total Annual Expenses” on page [—] of this Joint Proxy Statement/Prospectus, they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Acquiring Fund, which, when distributed to shareholders, will be taxable as ordinary income. See “Federal Income Tax Matters Associated with Investment in the Acquiring Fund” under “Additional Information About the Acquiring Fund.”

The Board of each Target Fund recommends that shareholders of the Fund vote FOR the approval of the Merger.

PROPOSAL NO. 3—APPROVAL OF NEW INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS (SHAREHOLDERS OF EACH TARGET FUND)

A.	APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS

Background

Under an investment management agreement between Nuveen Fund Advisors and each Target Fund (each, an “Original Investment Management Agreement” and collectively, the “Original Investment Management Agreements”), Nuveen Fund Advisors serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. The date of each Target Fund’s Original Investment Management Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board are provided in Appendix E.

Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments. Nuveen Investments is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement (the “TIAA-CREF Transaction Agreement”) to acquire Nuveen Investments from the investor group led by MDP (the “TIAA-CREF Transaction”). TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the TIAA-CREF Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place.

Each Original Investment Management Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the Adviser is deemed to be an assignment. The consummation of the TIAA-CREF Transaction will result in a change in control of the Adviser and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act.

Completion of the TIAA-CREF Transaction is subject to a number of conditions, including obtaining consent to the TIAA-CREF Transaction by a certain percentage of Nuveen’s clients representing at least 80% of annualized investment advisory, investment management and sub-advisory fees (which includes fund shareholder approval of new investment management agreements with Nuveen Fund Advisors). Nuveen Investments and TIAA-CREF currently expect to complete the TIAA-CREF Transaction by year-end 2014.

The TIAA-CREF Transaction has been structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least

75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each of the Funds currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the TIAA-CREF Transaction Agreement, TIAA-CREF acknowledges the sellers’ reliance on Section 15(f) of the 1940 Act and has agreed that it will, and will cause its affiliates to, use commercially reasonable efforts to enable the provisions of Section 15(f) to be true in relation to the Funds.

To prevent the occurrence of an “unfair burden” under Section 15(f), Nuveen has committed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fee rates for any Fund. This commitment shall not limit or otherwise affect mergers or liquidations of any Funds in the ordinary course.

In anticipation of the TIAA-CREF Transaction, each Target Fund’s Board met in person at a series of joint meetings, including meetings of the full Board and meetings of the Independent Board Members (as defined herein) separately, commencing in February 2014 and concluding at the Board’s April 30, 2014 in-person meeting, for purposes of, among other things, considering whether it would be in the best interests of each Fund to approve a new investment management agreement between the Fund and Nuveen Fund Advisors in substantially the same form as the Original Investment Management Agreement to take effect immediately after the TIAA-CREF Transaction or shareholder approval, whichever is later (each a “New Investment Management Agreement” and collectively, the “New Investment Management Agreements”). The form of the New Investment Management Agreement is attached hereto as Appendix F.

The 1940 Act requires that each New Investment Management Agreement be approved by the Target Fund’s shareholders in order for it to become effective. At the April 30, 2014 Board meeting, and for the reasons discussed below (see “C. Board Considerations”), each Board, including the Board Members who are not parties to the Original Investment Management Agreements, New Investment Management Agreements or any sub-advisory agreement entered into by the Adviser with respect to any Target Fund or who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Adviser or the Sub-Adviser (the “Independent Board Members”), unanimously approved the continuation of the Original Investment Management Agreement and approved the New Investment Management Agreement on behalf of each Target Fund and unanimously recommended approval of the New Investment Management Agreement by shareholders.

In the event shareholders of a Target Fund do not approve the New Investment Management Agreement at the Annual Meeting or any adjournment, postponement or delay thereof prior to the closing of the TIAA-CREF Transaction, an interim investment management agreement between the Adviser and each such Target Fund (each, an “Interim Investment Management Agreement” and collectively, the “Interim Investment Management Agreements”) will take effect upon the closing of the TIAA-CREF Transaction. At the April 30, 2014 meeting, each Board, including the Independent Board Members, also unanimously approved an Interim Investment Management Agreement for each Target Fund in order to assure continuity of investment advisory services to the Funds after the TIAA-CREF Transaction. The terms of each Interim Investment Management Agreement are substantially identical to those of the Original Investment Management Agreements and New Investment Management Agreements, except for the term and escrow provisions described below. The Interim Investment Management Agreement will continue in effect for a term ending on the earliest of 150 days from the closing of the TIAA-CREF Transaction (the “150-day period”), the Closing Date of the Reorganizations or when shareholders of a Target Fund approve the New Investment Management Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under an Interim Investment Management Agreement will be held in an interest-bearing escrow account. If shareholders of a Target Fund approve the New Investment Management Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Investment Management Agreement will be paid to the Adviser. If shareholders of a Target Fund do not approve the New Investment Management Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Investment Management Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Original Investment Management Agreement and New Investment Management Agreement

The terms of each New Investment Management Agreement, including fees payable to the Adviser by the Target Fund thereunder, are substantially identical to those of the Original Investment Management Agreement, except for the date of effectiveness. There is no change in the fee rate payable by each Fund to the Adviser. If approved by shareholders of a Target Fund, the New Investment Management Agreement for each Fund will expire on August 1, 2015, unless continued. Each New Investment Management Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Investment Management Agreement to the terms of the New Investment Management Agreement.

Investment Management Services.    The investment management services to be provided by the Adviser to each Target Fund under the New Investment Management Agreements will be identical to those services currently provided by the Adviser to each Fund under the Original Investment Management Agreements. Both the Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser shall manage the investment and reinvestment of the Target Fund’s assets in accordance with the Fund’s investment objective(s) and policies and limitations and administer the Fund’s affairs to the extent requested by and subject to the oversight of the Fund’s Board. In addition, the investment management services are expected to be provided by the same Adviser personnel under the New Investment Management Agreements as under the Original Investment Management Agreements. The Adviser does not anticipate that the TIAA-CREF Transaction will have any adverse effect on the performance of its obligations under the New Investment Management Agreements.

Fees.    Under each Original Investment Management Agreement and New Investment Management Agreement, the Target Fund pays to the Adviser an investment management fee that consists of two components: a fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. This pricing structure enables Target Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Each Target Fund’s fee schedule under the New Investment Management Agreement for such Target Fund is identical to the fee schedule under the Original Investment Management Agreement. Each Target Fund’s annual fund-level fee, payable monthly, is based upon the average daily managed assets of each Fund pursuant to the fee schedule set forth in Appendix G. The fund-level fee schedule is identical under each Target Fund’s Original Investment Management Agreement and New Investment Management Agreement.

The overall complex-level fee begins at a maximum rate of 0.2000% of each Target Fund’s average daily managed assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level pursuant to the complex-level fee schedule set forth on Appendix G. The complex-level fee schedule is identical under each Target Fund’s Original Investment Management Agreement and New Investment Management Agreement. Each Target Fund’s managed assets as of December 31, 2013 and fees paid to the Adviser during the Fund’s last fiscal year are also set forth in Appendix G.

Other Services.    Under each Original Investment Management Agreement and each New Investment Management Agreement, the Adviser shall furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Target Fund’s transfer agent) for the Fund.

Limitation on Liability.    The Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance.    The Original Investment Management Agreement of each Target Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Target Fund approve the New Investment Management Agreement for that Fund, the New Investment Management Agreement will expire on August 1, 2015, unless continued. The New Investment Management Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination.    The Original Investment Management Agreement and New Investment Management Agreement for each Target Fund provide that the agreement may be terminated at any time without the payment of any penalty by the Fund or Adviser on no less than sixty (60) days’ written notice to the other party, and may be terminated, at any time, without the payment of any penalty, by the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth therein. A Target Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Information About the Adviser

Nuveen Fund Advisors, a registered investment adviser, is organized as Delaware limited liability company and is a wholly-owned subsidiary of Nuveen. Founded in 1898, Nuveen and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Fund Advisors offers advisory and investment management services to a broad range of mutual fund and closed-end fund clients. Nuveen Fund Advisors is responsible for each Fund’s overall investment strategy and its implementation. Nuveen Fund Advisors also is responsible for managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. The business address of Nuveen Fund Advisors and Nuveen is 333 West Wacker Drive, Chicago, Illinois 60606.

Certain information regarding the executive officer and directors of Nuveen Fund Advisors is set forth in Appendix L.

Shareholder Approval

To become effective with respect to a particular Target Fund, the New Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Target Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the New Investment Management Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Each New Investment Management Agreement was approved by the Board of the respective Target Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed in “C. Board Considerations” below. The Board of each Target Fund also determined to submit the Fund’s New Investment Management Agreement for consideration by the shareholders of such Fund.

The Board of each Target Fund unanimously recommends that shareholders of the Fund vote FOR approval of the New Investment Management Agreement.

B.	APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

Background

Nuveen Fund Advisors has entered into investment sub-advisory agreements (each, an “Original Sub-Advisory Agreement” and collectively, the “Original Sub-Advisory Agreements”) with respect to each Target Fund with Nuveen Asset Management.

The date of each Original Sub-Advisory Agreement and the date it was last approved by shareholders and approved for continuance by the Board are provided in Appendix H.

As with the Original Investment Management Agreements, each Original Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. The completion of the TIAA-CREF Transaction will result in a change in control of Nuveen Asset Management, which is a subsidiary of Nuveen Investments, and therefore will be deemed an assignment of each Original Sub-Advisory Agreement with Nuveen Asset Management. In addition, each Original Sub-Advisory Agreement provides that it will terminate upon the termination of the Original Investment Management Agreement with respect to such Target Fund. As a result, the completion of the TIAA-CREF Transaction will result in the termination of each Original Sub-Advisory Agreement.

In anticipation of the TIAA-CREF Transaction, each Target Fund’s Board met at a series of joint meetings, including meetings of the full Board and meetings of the Independent Board Members separately, commencing in February 2014 and concluding at the Board’s in-person April 30, 2014 meeting for purposes of, among other things, considering whether it would be in the best interests of each Fund to approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). The form of the New Sub-Advisory Agreement is attached hereto as Appendix I.

The 1940 Act requires that each New Sub-Advisory Agreement be approved by the Target Fund’s shareholders in order for it to become effective. At the April 30, 2014 Board meeting, and for the reasons discussed below (see “C. Board Considerations”), each Board, including the Independent Board Members, unanimously approved the continuation of the Original Sub-Advisory Agreement and approved the New Sub-Advisory Agreement and unanimously recommended approval of the New Sub-Advisory Agreement by shareholders.

Because each New Sub-Advisory Agreement, like each Original Sub-Advisory Agreement, is between the Adviser and the Sub-Adviser, a Target Fund’s New Sub-Advisory Agreement will not take effect until the New Investment Management Agreement for such Fund has been approved by shareholders.

In the event shareholders of a Target Fund do not approve the New Investment Management Agreement and New Sub-Advisory Agreement at the Annual Meeting or any adjournment, postponement or delay thereof prior to the closing of the TIAA-CREF Transaction, an interim sub-advisory agreement between the Adviser and Nuveen Asset Management (each an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) will take effect upon the closing of the TIAA-CREF Transaction. At the April 30, 2014 meeting, each Board, including the Independent Board Members, also unanimously approved Interim Sub-Advisory Agreements in order to assure continuity of advisory services to the Funds after the TIAA-CREF Transaction. The terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Sub-Advisory Agreement will continue in effect for a term ending on the earliest of 150 days from the closing of the TIAA-CREF Transaction (the “150-day period”), the Closing Date of the Mergers or when shareholders of a Target Fund approve the New Investment Management Agreement and New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Target Fund approve the New Investment Management Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the

Sub-Adviser. If shareholders of a Target Fund do not approve the New Investment Management Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Original Sub-Advisory Agreement and New Sub-Advisory Agreement

The terms of each New Sub-Advisory Agreement, including fees payable to the Sub-Adviser by Nuveen Fund Advisors thereunder, are substantially identical to those of the Original Sub-Advisory Agreement, except for the date of effectiveness. There is no change in the fee rate payable by Nuveen Fund Advisors to the Sub-Adviser. If approved by shareholders of a Target Fund, the New Sub-Advisory Agreement for the Fund will expire on August 1, 2015, unless continued. Each New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Target Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Sub-Advisory Agreements to the terms of the New Sub-Advisory Agreements.

Advisory Services.    The advisory services to be provided by the Sub-Adviser to each Target Fund under the New Sub-Advisory Agreements will be identical to those advisory services currently provided by the Sub-Adviser to each Fund under the Original Sub-Advisory Agreements. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Target Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and subject to oversight of the Fund’s Board and the Adviser. In performing its duties under both the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Sub-Adviser will monitor the Target Fund’s investments and will comply with the provisions of the Fund’s organizational documents and the stated investment objectives, policies and restrictions of the Fund. It is not anticipated that the TIAA-CREF Transaction will have any adverse effect on the performance of a Sub-Adviser’s obligations under the New Sub-Advisory Agreements.

Brokerage.    Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Target Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the Sub-Adviser.

Fees.    Under both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, the Adviser pays the Sub-Adviser a portfolio management fee out of the investment management fee it receives from the Target Fund. The rate of the portfolio management fees payable by the Adviser to the Sub-Adviser under the New Sub-Advisory Agreements is identical to the rate of the fees paid under the Original Sub-Advisory Agreements. The annual rate of portfolio management fees payable to the Sub-Adviser under the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements and the fees paid by the Adviser to the Sub-Adviser with respect to each Target Fund during each Fund’s last fiscal year are set forth in Appendix J.

Payment of Expenses.    Under each Original Sub-Advisory Agreement and New Sub-Advisory Agreement, the Sub-Adviser will bear all of its expenses it incurs in connection with its performance of services under the agreement.

Limitation on Liability.    The Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Target Fund in connection with the matters to which the agreement relates except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of duties under the agreement, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance.    The Original Sub-Advisory Agreement of each Target Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Target Fund approve the New Sub-Advisory Agreement for that Fund, the New Sub-Advisory Agreement will expire on August 1, 2015, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination.    The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Target Fund provide that the agreement may be terminated at any time without the payment of any penalty by the Adviser or the Sub-Adviser on no less than sixty (60) days’ written notice. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement may also be terminated by action of the Target Fund’s Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by no less than 60 days’ written notice.

The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Target Fund are also terminable with respect to that Fund at any time without the payment of any penalty, by the Adviser, the Board or by vote of a majority of the outstanding voting securities of that Fund in the event that it is established by a court of competent jurisdiction that the Sub-Adviser or any of its officers or directors has taken any action that results in a breach of the representations or covenants of the Sub-Adviser set forth in the agreement.

Information About the Sub-Adviser

Nuveen Asset Management.    Nuveen Asset Management is an affiliate of Nuveen Fund Advisors and serves as investment sub-adviser to the Target Funds. Nuveen Asset Management is organized as a Delaware limited liability company, and its sole managing member is Nuveen Fund Advisors. The business address of Nuveen Asset Management is 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Information.    Appendix K includes the advisory fee rates and net assets of registered investment companies, other than funds in the Nuveen fund complex, advised by each Sub-Adviser with similar investment objectives to the Target Funds the Sub-Adviser sub-advises.

Certain information regarding the executive officer and directors of the Sub-Adviser is set forth in Appendix L.

Affiliated Brokerage and Other Fees

No Target Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser or the Sub-Adviser of such Fund.

During each Target Fund’s last fiscal year, no Fund made any material payments to the Adviser or the Sub-Adviser to such Fund or any affiliated person of the Adviser or the Sub-Adviser to such Fund for services provided to the Fund (other than pursuant to the Original Investment Management Agreement or Original Sub-Advisory Agreement).

Shareholder Approval

To become effective with respect to a particular Target Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Target Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of a New Sub-Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Each New Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The Board of each Target Fund also determined to submit the Fund’s New Sub-Advisory Agreement for consideration by the shareholders of the Fund.

The Board of each Target Fund unanimously recommends that shareholders of the Fund vote FOR approval of the Fund’s New Sub-Advisory Agreement.

C.	BOARD CONSIDERATIONS

I.	The Approval Process

The Board of each Target Fund, including the Independent Board Members, is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Target Fund and determining whether to approve or continue such Fund’s Original Investment Management Agreement and Original Sub-Advisory Agreement (collectively, the “Original Advisory Agreements”). Pursuant to the 1940 Act, each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments by TIAA-CREF. For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Target Funds and references to the “Board” refer to the Board of each Target Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the TIAA-CREF Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Target Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the TIAA-CREF Transaction, the Board also approved the New Investment Management Agreements and the New Sub-Advisory Agreements (collectively, the “New Advisory Agreements”) on behalf of the respective Target Fund to be effective following the completion of the TIAA-CREF Transaction and the receipt of the requisite shareholder approvals.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the TIAA-CREF Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25–27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed TIAA-CREF Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the TIAA-CREF Transaction and to keep the Independent Board Members updated with developments regarding the TIAA-CREF Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed TIAA-CREF Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Target Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed TIAA-CREF Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the TIAA-CREF Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the TIAA-CREF Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the TIAA-CREF Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the TIAA-CREF Transaction (including financing terms); any benefits or detriments the TIAA-CREF Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the TIAA-CREF Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15–16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the TIAA-CREF Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Target Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Target Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Target Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Target Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed TIAA-CREF Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed TIAA-CREF Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the TIAA-CREF Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the TIAA-CREF Transaction; the impact of the TIAA-CREF Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the TIAA-CREF Transaction; the strategic plan for Nuveen, including any financing arrangements following the TIAA-CREF Transaction and any cost cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the TIAA-CREF Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the TIAA-CREF Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the TIAA-CREF Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and the Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Target Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Target Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Target Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Target Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the TIAA-CREF Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Target Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

1.	The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Target Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Target Fund; the performance record of each Target Fund (as described in further detail below); and any initiatives Nuveen had taken for the closed-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Target Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Target Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team.

The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the closed-end funds, including the continued investment of considerable resources and personnel dedicated to managing and overseeing the various forms of leverage utilized by certain funds. The Board recognized the results of these efforts included the development of less expensive forms of leverage, expansion of leverage providers, the negotiation of more favorable terms for existing leverage, the enhanced ability to respond to market and regulatory developments and the enhancements to technology systems to manage and track the various forms of leverage. The Board also noted Nuveen’s continued capital management services, including executing share repurchase programs, its implementation of data systems that permit more targeted solicitation strategies for fund mergers and more targeted marketing and promotional efforts and its continued focus and efforts to address the discounts of various funds. The Board further noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive communication program designed to further educate the investor and analyst about closed-end funds. Nuveen’s support services included, among other things, maintaining and enhancing a closed-end fund website, creating marketing campaigns and educational materials, communicating with financial advisers, sponsoring and participating in conferences, providing educational seminars and programs and evaluating the results of these marketing efforts.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Target Funds. In reviewing the portfolio advisory services provided to each Target Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Target Fund, developments affecting the Sub-Adviser or the Target Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Target Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Target Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Target Fund under the respective Original Advisory Agreement were satisfactory.

2.	The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Target Fund and its shareholders by the respective Fund Advisers is expected as a result of the TIAA-CREF Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the TIAA-CREF Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the TIAA-CREF Transaction, including any changes to the level or quality of services provided to the Target Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the TIAA-CREF Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Target Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Target Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the TIAA-CREF Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Target Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the TIAA-CREF Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the TIAA-CREF Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the TIAA-CREF Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the TIAA-CREF Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the TIAA-CREF Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the TIAA-CREF Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the TIAA-CREF Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Target Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B.	The Investment Performance of the Target Funds and Fund Advisers

1.	The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Target Fund over various time periods. The Board reviewed reports, including an analysis of each Target Fund’s performance and the applicable investment team. In considering each Target Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Target Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. With respect to closed end funds, the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

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The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

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Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

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The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

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The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. Each of the Target Funds was classified with a less relevant Performance Peer Group. Therefore, the Board considered each Target Fund’s performance compared to its benchmark to help assess the Fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[1] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilize leverage, the Board understands that leverage during different periods can provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

As indicated above, the Board noted that Global Income Opportunities underperformed its benchmark over the one-, three- and five-year periods. The Board considered that a primary contributor

1	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

to such Target Fund’s underperformance in 2013 was a result of foreign currency exposures. In reviewing performance, the Board recognized that this Target Fund was repurposed in 2012, limiting the usefulness of the historic performance prior to such time. The Board observed that such Fund’s performance was stronger in the fourth quarter in 2013 and that it outperformed its benchmark in the first quarter of 2014. The Board noted the Adviser’s continued evaluation of such Fund’s investment strategy, and that the Board would continue to monitor the performance of this Fund.

In addition, the Target Funds had Performance Peer Groups classified as less relevant and the Board considered each Target Fund’s performance compared to its respective benchmark. In considering the performance data, the Independent Board Members noted that the performance of Diversified Currency Opportunities was satisfactory compared to the performance of its benchmark. In this regard, the Board noted that although Diversified Currency Opportunities underperformed its benchmark in the one-year period, it provided generally comparable performance to the performance of its benchmark over the three- and five-year periods. Such Fund also outperformed its benchmark in the first quarter of 2014. In reviewing performance of this Target Fund, the Board recognized that several changes to such Fund’s investment mandate were made in 2012, and the Board would continue to monitor this Fund closely.

Based on their review, the Independent Board Members determined that each Target Fund’s investment performance had been satisfactory.

2.	The New Advisory Agreements

With respect to the performance of each Target Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective fund portfolios were expected to continue to manage such portfolios following the completion of the TIAA-CREF Transaction and the investment strategies of the Target Funds were not expected to change as a result of the TIAA-CREF Transaction. Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C.	Fees, Expenses and Profitability

1.	Fees and Expenses

The Board evaluated the management fees and expenses of each Target Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund level and complex wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that Diversified Currency Opportunities had a net management fee and a net expense ratio (including fee waivers and expense reimbursements) below its peer averages. In addition, the Independent Board Members observed that Global Income Opportunities had a net management fee and a net expense ratio that were higher than its peer averages and the factors that contributed to such Fund’s higher relative expense ratio (generally due to costs from restructuring such Fund in 2012 and from increasing the leverage of such Fund as well as differences with the peer group that limited some of the usefulness of the comparative data).

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Target Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Target Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Target Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Target Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Target Funds, the Independent Board Members believe such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Target Fund, the Independent Board Members determined that the advisory fees and expenses of the Target Funds were reasonable.

4.	The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the TIAA-CREF Transaction not to increase contractual management fee rates for any Nuveen fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the TIAA-CREF Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the TIAA-CREF Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1.	The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund by fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund level component and a complex level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that, although closed end funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

In addition to fund level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex wide fee arrangement. Pursuant to the complex wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2.	The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E.	Indirect Benefits

1.	The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Target Fund. In this regard, with respect to closed end funds, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Target Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Target Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Target Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage such Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Target Funds were reasonable and within acceptable parameters.

2.	The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the TIAA-CREF Transaction, such indirect benefits should remain after the TIAA-CREF Transaction. The Independent Board Members further noted the benefits the TIAA-CREF Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F.	Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•

Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the TIAA-CREF Transaction not to increase contractual management fee rates for any fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•

The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the TIAA-CREF Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•

The benefits to the Nuveen funds as a result of the TIAA-CREF Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Target Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.	Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements and Interim Sub-Advisory Agreements. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the TIAA-CREF Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Target Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Acquiring Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Acquiring Fund’s declaration of trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. The Acquiring Fund believes that the likelihood of such circumstances is remote.

The Acquiring Fund’s declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Acquiring Fund’s declaration of trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares, if any, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares, if any, voting as a single class, is required, provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of the Acquiring Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, the affirmative vote of the holders of at least a majority of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares, if any, voting as a single class. The votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, if any, are higher than those required by the 1940 Act. The Acquiring Fund’s Board believes that the provisions of the Acquiring Fund’s declaration of trust relating to such higher votes are in the best interests of the Acquiring Fund.

The Acquiring Fund’s declaration of trust provides that the obligations of the Acquiring Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Acquiring Fund’s declaration of trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the Acquiring Fund’s by-laws require the Board be divided into three classes with staggered terms. This provision of the by-laws could delay for up to two years the replacement of a majority of the Board. See “Proposal No. 1.”

The provisions of the Acquiring Fund’s declaration of trust and by-laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Acquiring Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Acquiring Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Acquiring Fund’s declaration of trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to the Acquiring Fund’s declaration of trust on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Acquiring Fund’s preferred shares are outstanding, if any, the Acquiring Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Acquiring Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares.

If the Acquiring Fund converted to an open-end investment company, it would be required to redeem all its preferred shares, then outstanding if any (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken. See the Merger SAI under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent

The custodian of the assets of the Acquiring Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The Acquiring Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the federal alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Joint Proxy Statement/Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Acquiring Fund intends to elect to be treated, and intends to qualify each year, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders.

The Acquiring Fund believes that its investment strategies will generate qualifying RIC income under current U.S. federal income tax law. The Code, however, expressly gives the U.S. Treasury Department authority to issue regulations that would exclude non-U.S. currency gains from qualifying income if such gains are not directly related to a fund’s business of investing in stocks or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future that would treat some or all of the Acquiring Fund’s non-U.S. currency gains as non-qualifying income, thereby jeopardizing the Acquiring Fund’s tax qualification as a RIC for all years to which such regulations are applicable. If in any taxable year the Acquiring Fund fails for any reason to qualify as a RIC under the Code, the Acquiring Fund will be taxed in the same manner as an ordinary corporation and distributions to shareholders will not be deductible by the Acquiring Fund in computing its taxable income. Investors should consult with their own tax adviser regarding the particular consequences to them of investing in the Acquiring Fund.

Dividends paid out of the Acquiring Fund’s investment company taxable income will generally be taxable to Acquiring Fund shareholders as ordinary income to the extent of the Acquiring Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of net capital gain, if any, are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Acquiring Fund shares. A distribution of an amount in excess of the Acquiring Fund’s earnings and profits is treated as a non-taxable return of capital that reduces a shareholder’s tax basis in Acquiring Fund shares; any such distributions in excess of a shareholder’s basis are treated as gain from a sale of the shareholder’s shares. Dividends and distributions will be taxable regardless of whether they are paid in cash or reinvested in additional shares. The Acquiring Fund does not expect that a significant portion of its dividends will be eligible for the corporate dividends received deduction or for the reduced rates of taxation applicable to qualified dividend income received by non-corporate shareholders.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including dividends and capital gain distributions received from the Acquiring Fund and net gains from redemptions or other taxable dispositions of Acquiring Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gain. If the Acquiring Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Distributions declared by the Acquiring Fund to shareholders of record in October, November or December and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders in the year the distributions were declared.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Acquiring Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Acquiring Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Acquiring Fund intends to make distributions in accordance with the calendar year distribution requirement.

Each shareholder will receive an annual statement summarizing the shareholder’s distributions.

The Acquiring Fund’s investments may be subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Acquiring Fund to recognize income or gain without a corresponding receipt of cash and/or (v) adversely alter the characterization of certain Acquiring Fund investments or distributions.

Since the Acquiring Fund may invest in non-U.S. securities, its income from such securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Acquiring Fund generally will not be entitled to a credit or deduction with respect to such taxes paid by the Fund.

Investments by the Acquiring Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Acquiring Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax and the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Acquiring Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

The Acquiring Fund’s investment in lower-rated or unrated debt securities may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Acquiring Fund may enter into various foreign currency contracts, including forward contracts, futures contracts, options, swaps, and other derivative instruments. Under Section 988 of the Code, any gain or loss from entering into or acquiring certain financial instruments attributable to fluctuations in exchange rates that occur between the date of acquisition and the date of settlement or disposition of such instruments generally would be treated as ordinary income or loss. The Acquiring Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency contracts to the extent (i) such contract is a capital asset in the hands of the Acquiring Fund and is not part of a straddle transaction and (ii) the Acquiring Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.

The Acquiring Fund’s foreign currency contracts may qualify as “Section 1256 contracts” if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. Generally, gains and losses from Section 1256 contracts are marked to market annually and are characterized as long-term capital gains or losses to the extent of 60% thereof and as short-term capital gains or losses to the extent of 40% thereof. If the Acquiring Fund elects out of Section 988 (as described in the preceding paragraph) with respect to its foreign currency contracts that qualify as Section 1256 contracts, the tax treatment generally applicable to Section 1256 contracts will apply to such contracts. If the Acquiring Fund elects out of Section 988 with respect to any of its foreign currency contracts that do not qualify as Section 1256 contracts, such contracts will not be marked to market annually and the Acquiring Fund will recognize short-term or long-term capital gain or loss depending on the Acquiring Fund’s holding period therein.

Any gains or losses attributable to fluctuations in exchange rates between the time the Acquiring Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Acquiring Fund actually collects such income or receivables or pays such expenses or liabilities are generally treated as ordinary income or loss. In addition, foreign exchange gains realized on the sale of debt securities denominated in or by reference to a non-U.S. currency will be treated as ordinary income by the Acquiring Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses These gains when distributed are taxable to shareholders as ordinary income, and any losses reduce the Acquiring Fund’s ordinary income otherwise available for distribution to shareholders.

If the Acquiring Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Acquiring Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. Alternatively, the Acquiring Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Acquiring Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement applicable to RICs and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

If the Acquiring Fund enters into a “constructive sale” of any appreciated financial position in its portfolio, the Acquiring Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Acquiring Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Acquiring Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Acquiring Fund’s taxable year and the Acquiring Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Net Asset Value

The Acquiring Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the NYSE (normally 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Acquiring Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

For purposes of determining the net asset value of the Acquiring Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, long positions are valued at the last available bid price and short positions are valued at the last available ask price. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic exchanges, including NASDAQ, are valued in a like manner except that NASDAQ national list securities are valued using the NASDAQ official closing price for such securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Generally, readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Nuveen Asset Management to be OTC, but excluding securities admitted to trading on the NASDAQ national list, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Board of Trustees deems appropriate to reflect their fair market value. Long positions in securities traded in the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees, or its designee, may determine the fair value for the security.

When the Acquiring Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Acquiring Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Acquiring Fund believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. Generally, trading in mortgage-backed securities, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Acquiring Fund’s shares are determined at such times.

If the Acquiring Fund invests in senior loans or other debt securities, the Fund may use an independent pricing service to value most senior loans and other debt securities at their market value or at a fair value determined by the independent pricing service. The Acquiring Fund will use the fair value method to value senior loans or other debt securities if the independent pricing service is unable to provide a market or fair value for them or if the market value provided by the independent pricing service is deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value.

Securities that are fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair value procedures.

Legal Opinions

Certain legal matters in connection with the issuance of common shares of the Acquiring Fund pursuant to the Agreement and Plan of Merger will be passed upon by Bingham McCutchen, LLP, Boston, Massachusetts.

Experts

The financial statements of Global Income Opportunities and Diversified Currency Opportunities appearing in the Target Funds’ respective Annual Reports for the fiscal year ended December 31, 2013 are incorporated herein. The financial statements have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to Diversified Currency Opportunities and Global Income Opportunities. The principal business address of PricewaterhouseCoopers LLP is 1 North Upper Wacker Drive, Chicago, Illinois 60606.

GENERAL INFORMATION

Attending the Annual Meeting

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold you shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. You may contact the Funds at (877) 821-2278 to obtain directions to the site of the Annual Meeting.

Outstanding Shares of the Target Funds and the Acquiring Fund

The following table sets forth the number of outstanding common shares and certain other share information of each Fund as of September 15, 2014.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Global Income Opportunities:
Common shares	Unlimited	—	[—]
Diversified Currency Opportunities:
Common shares	Unlimited	—	[—]
Acquiring Fund:
Common shares	Unlimited	—	—

The common shares of Global Income Opportunities and Diversified Currency Opportunities are listed and trade on the NYSE under the ticker symbols JGG and JGT, respectively. Upon the closing of the Mergers, it is expected that the common shares of the Acquiring Fund will be listed on the NYSE, subject to notice of issuance, under the ticker symbol JGH.

Shareholders of Target Funds and the Acquiring Fund

As of December 31, 2013, the members of the Board and officers of each Target Fund as a group owned less than 1% of the total outstanding common shares.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Target Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before September 15, 2014. The estimated pro forma information presented is calculated assuming that outstanding common shares were as of December 31, 2013.

Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Common Shares of Acquiring Fund
Global Income Opportunities—
Common Shares

Diversified Currency Opportunities—
Common Shares

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE, NYSE MKT or NASDAQ, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Target Fund, each Target Fund believes that its Board Members and officers, Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Target Funds, no shareholder of a Target Fund owns more than 10% of a registered class of a Target Fund’s equity securities, except as provided under “—Shareholders of the Target Funds” above.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Target Funds pro rata based on the projected net benefit and cost savings to each Target Fund. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Target Fund that requires additional solicitation

Shareholder Proposals

To be considered for presentation at the 2015 annual meeting of shareholders of the Target Funds, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [—], 2015. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Target Fund’s by-laws, submit such written notice to the respective Fund not later than [—], 2015 or prior to [—], 2015. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If all proposals are approved and the Mergers are consummated, the Target Funds will cease to exist and will not hold a 2015 annual meeting. However, in that event, the shareholders of the Target Funds will become shareholders of the Acquiring Fund, which will hold a 2015 annual meeting. If the Mergers are not approved or are not consummated, each Target Fund will hold its 2015 annual meeting of shareholders, expected to be held in April 2015.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is December 31.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 31, 2014.

Each Fund’s Proxy Statement is available at http://www.nuveenproxy.com/ProxyInfo/ CEF/Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Target Funds does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meetings, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Target Fund entitled to be present and to vote at the Annual Meetings will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Annual Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Annual Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Annual Meeting on behalf of a Target Fund without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Target Fund present in person or by proxy and entitled to vote at the session of the Annual Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals, except for the election of trustees. A signed proxy card or other authorization by a beneficial owner of shares of a Target Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

APPENDIX A

BENEFICIAL OWNERSHIP

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2013. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

Dollar Range of Equity Securities
Board Member Nominees	Global Income Opportunities	Diversified Currency Opportunities	Aggregate Range of Equity; Securities in All Registered Investment Companies Overseen by Board Member Nominees in Family of Investment Companies(1)
Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	Over $100,000
Jack B. Evans	$0	$0	Over $100,000
William C. Hunter	$0	$0	Over $100,000
David J. Kundert	$0	$0	Over $100,000
John K. Nelson(2)	$0	$0	$0
William J. Schneider	$0	$0	Over $100,000
Judith M. Stockdale	$10,000-$50,000	$0	Over $100,000
Carole E. Stone	$0	$0	Over $100,000
Virginia L. Stringer	$0	$0	Over $100,000
Terence J. Toth	$0	$0	Over $100,000

Board Members/Nominees who are interested persons of the Funds
William Adams IV(2)	$0	$0	Over $100,000
Thomas S. Schreier Jr. (2)	$0	$0	Over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities of the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member. The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described in the Proxy Statement.
(2)	Board Members Adams, Nelson and Schreier were appointed as Board Members of each Target Fund effective September 1, 2013.

A-1

The following table sets forth, for each Board Member nominee and for the Board Member nominees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2013. The information as to beneficial ownership is based on statements furnished by each Board Member nominee and officer.

Fund Shares Owned By Board Members And Officers
Board Member Nominees	Global Income Opportunities	Diversified Currency Opportunities
Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0
Jack B. Evans	0	0
William C. Hunter	0	0
David J. Kundert	0	0
John K. Nelson(1)	0	0
William J. Schneider	0	0
Judith M. Stockdale	1,136	0
Carole E. Stone	0	0
Virginia L. Stringer	0	0
Terence J. Toth	0	0

Board Members/Nominees who are interested persons of the Funds
William Adams IV(1)	0	0
Thomas S. Schreier Jr. (1)	0	0

(1)	Board Members Adams, Nelson and Schreier were appointed as Board Members of each Target Fund effective September 1, 2013.

A-2

APPENDIX B

NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING EACH TARGET FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed- End Funds Committee
Global Income Opportunities	6	7	0	4	6	4	6	4
Diversified Currency Opportunities	6	7	0	4	6	4	6	4

B-1

APPENDIX C

NUVEEN FUND BOARD AUDIT COMMITTEE CHARTER

I.	Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10a of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.	Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen (or its affiliates) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

A.        Reviewing and discussing the annual audited financial statements and semiannual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

B.        Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (sas) No. 90, Audit Committee Communications (which amended sas No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

C.        Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

D.        Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative gaap methods on the financial statements.

E.        Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

F.        Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

G.        Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

H.        Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

A.        Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

B.        Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

C.        Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

D.        Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

E.        Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

F.        Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

G.        Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

H.        Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

A.        Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

B.        Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

A.        The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

B.        Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

C.        Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

D.        Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, nav errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

E.        Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

F.        Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

G.        Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

H.        Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

I.        Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

A.        Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

B.        Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

C.        Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

D.        Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

E.        Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

F.        Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

G.        Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

H.        Performing any special reviews, investigations or oversight responsibilities requested by the Board.

I.        Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

J.        Undertaking an annual review of the performance of the Audit Committee.

K.        Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

APPENDIX D

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this [    ] day of [            ], [            ] by and among Nuveen Global High Income Fund (the “Acquiring Fund”), a newly created business trust formed under the laws of Massachusetts, Nuveen Global Income Opportunities Fund and Nuveen Diversified Currency Opportunities Fund (each, a “Target Fund” and, together, the “Target Funds”), each a Massachusetts business trust, and NGHIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company and a direct, wholly-owned subsidiary of the Acquiring Fund. The Acquiring Fund and the Merger Sub may be referred to herein together as the “Acquiring Fund Parties.” The Acquiring Fund and each Target Fund may be referred to herein as a “Fund” and, collectively, as the “Funds.”

For each Merger (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

The reorganization of each Target Fund will consist of the merger of the Target Fund with and into the Merger Sub pursuant to which shareholders of the Target Fund (collectively, “Target Fund Shareholders”) will receive newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Merger” and together, the “Mergers”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Acquiring Fund Parties currently have no assets and have carried on no business activities prior to the date first shown above and will have de minimis assets and will carry on no business activities prior to the consummation of the transactions described herein, other than as necessary to complete the transactions contemplated hereby; and

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I

MERGER

1.1        MERGER.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Massachusetts law, at the Effective Time (as defined in Section 1.1(e)), each Target Fund shall be merged with and into the Merger Sub, the separate existence of each Target Fund shall cease and the Merger Sub shall be the surviving company in each Merger (sometimes referred to herein as the “Surviving Company”) in accordance with applicable law and shall continue as a wholly-owned subsidiary of the Acquiring Fund. The separate limited liability company existence of the Merger Sub shall continue unaffected and unimpaired by the Mergers and, as the Surviving Company, it shall be governed by Massachusetts law.

(a)        At the Effective Time, as a result of the Mergers and without any action on the part of the holder of any shares of either Target Fund:

(i)        Each common share of beneficial interest of a Target Fund issued and outstanding immediately prior to the Effective Time (collectively, the “Target Fund Shares”) shall, by virtue of the Mergers and without any action on the part of the holder thereof, be converted into the number of Acquiring Fund Shares provided for in Section 2.3 (with cash being distributed in lieu of fractional Acquiring Fund Shares as set forth in Section 2.3); and

(ii)        The membership interests in the Merger Sub issued and outstanding immediately prior to the Effective Time shall remain unchanged as a result of the Mergers and shall remain as the only issued and outstanding membership interests of the Surviving Company.

(b)        The certificate of organization of the Merger Sub as in effect immediately prior to the Effective Time shall be the certificate of organization of the Surviving Company (the “Certificate of Organization”), unless and until amended in accordance with its terms and applicable law. The operating agreement of the Merger Sub in effect immediately prior to the Effective Time shall be the operating agreement of the Surviving Company (the “LLC Agreement”), unless and until amended in accordance with its terms and applicable law.

(c)        At the Effective Time, the Merger Sub shall continue in existence as the Surviving Company, and without any further action being required, shall, succeed to and possess all of the rights, privileges and powers of each Target Fund, and all of the assets and property of whatever kind and character of each Target Fund shall vest in the Merger Sub without further act or deed. The Merger Sub, as the Surviving Company, shall be liable for all of the liabilities and obligations of each Target Fund, and any claim or judgment against a Target Fund may be enforced against the Merger Sub, as the Surviving Company, in accordance with applicable law.

(d)        The Acquiring Fund will issue Acquiring Fund Shares to Target Fund Shareholders upon the conversion of their Target Fund Shares by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the shareholders of the Target Funds based on their respective holdings in the Target Funds as of the Valuation Time (as defined in Section 2.1). Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with the Mergers, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Shares. All Acquiring Fund Shares to be issued pursuant to the Mergers shall be deemed issued and outstanding as of the Effective Time.

(e)        Upon the terms and subject to the conditions of this Agreement, the parties shall cause the Mergers to be consummated by filing one or more certificates of merger (a “Certificate of Merger”) with the Secretary of the Commonwealth of Massachusetts in accordance with Massachusetts law. Each Merger shall become effective at such time as a Certificate of Merger is duly filed, or at such subsequent date or time as the Acquiring Fund Parties and the respective Target Fund shall agree and specify in the applicable Certificate of Merger (the “Effective Time”).

(f)        Each Target Fund agrees to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing (as defined in Section 3.1), when the Target Funds’ assets are aggregated, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Registration Statement (as defined in Section 5.5). Notwithstanding the foregoing, nothing herein will require either Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of Trustees of such Target Fund (each, a “Target Fund Board”) or the investment adviser or sub-adviser to the Target Funds, such disposition would adversely affect the status of its Merger as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of such Target Fund.

1.2        DISSOLUTION, LIQUIDATION AND TERMINATION.    As soon as practicable after the Effective Time, the Merger Sub shall be dissolved and the Acquiring Fund will assume all of the Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and the Merger Sub will distribute to the Acquiring Fund, which will be the sole member of the Merger Sub at such time, all of the assets of the Merger Sub in complete liquidation of its interest in the Merger Sub in accordance with a Plan of Dissolution adopted by the Merger Sub on the date hereof.

1.3        ACCOUNTING AND PERFORMANCE SURVIVOR.    In connection with the transactions contemplated by this Agreement, notwithstanding that the Merger Sub shall be the surviving entity in each Merger, the Acquiring Fund shall be deemed the survivor solely for accounting and performance record purposes.

1.4        INITIAL SHAREHOLDER APPROVALS.    Immediately prior to the Effective Time, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Target Fund, will acquire one Acquiring Fund Share at the net asset value set forth in Section 2.2 and, as the sole shareholder of the Acquiring Fund, shall (a) approve the advisory agreement with Nuveen Fund Advisors with respect to the Acquiring Fund, in the form described in the Joint Proxy Statement/Prospectus (as defined in Section 8.6), (b) approve the sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC (“NAM”) with respect to the Acquiring Fund, in the form described in the Joint Proxy Statement/Prospectus, (c) approve an advisory agreement with Nuveen Fund Advisors and a subadvisory agreement with NAM in connection with a change of control, (d) elect the Trustees of the Acquiring Fund and (e) approve any other matter for which shareholder approval is required.

1.5        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of a Target Fund’s shares on the books of such Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6        REPORTING.    Any reporting responsibility of a Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which such Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Target Fund or its duly appointed agent.

1.7        BOOKS AND RECORDS.    Each Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of each Target Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Target Fund Boards and the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”)).

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Share at the Valuation Time shall be set in an amount equal to $20.00.

2.3        SHARES TO BE ISSUED.    As of the Effective Time, each Target Fund Share of each Target Fund outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund Shares equal to one multiplied by the quotient of the net asset value per share of such Target Fund determined in accordance with Section 2.1 divided by the net asset value of an Acquiring Fund Share. The aggregate net asset value of Acquiring Fund Shares received by the Target Fund Shareholders in each Merger will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund Shares held by such Target Fund Shareholders as of such time. No fractional Acquiring Fund Shares will be distributed to Target Fund Shareholders and, in lieu of such fractional shares, Target Fund Shareholders will receive cash. In the event Target Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Shareholders, and each such Target Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Target Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the value of the net assets of either Target Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Target Fund are listed or another exchange on which the portfolio securities of a Target Fund are purchased or sold; or (b)a disruption in trading or the reporting of trading on the exchange on which shares of a Target Fund are listed or elsewhere, the Closing Date shall be postponed until at least the first business day after the day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II (other than Section 2.2) shall be made by or under the direction of the Target Funds’ fund accounting agent, State Street Bank and Trust Company, in accordance with its regular practice as the accounting agent of the Funds.

ARTICLE III

CLOSINGS AND CLOSING DATE

3.1        CLOSING DATE.    The conditions precedent set forth in Articles VI-VIII herein must be satisfied or waived with respect to all Funds in order for the closing of any Merger to take place. The closing of each Merger (each, a “Closing” and, collectively, the “Closings”) shall occur on [            ], or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at a Closing shall be deemed to take place as of 7:59 a.m. Central time on the Closing Date. Each Closing shall be held as of 7:59 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    Each Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer identifying all of the Target Fund’s portfolio securities, investments, cash, and any other assets as of the Valuation Time and stating that the Target Fund’s portfolio securities, investments, cash, and any other assets shall have been delivered in proper form to constitute good delivery thereof to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date.

3.3        CERTIFICATES OF TRANSFER AGENT.

(a)        Each Target Fund shall issue and deliver or cause its transfer agent to issue and to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer setting forth the number of Target Fund Shares outstanding as of the Valuation Time and stating that its records contain the names and addresses of all holders of common shares of such Target Fund and the number and percentage ownership of outstanding common shares owned by each such Target Fund Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to each Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the shareholders of such Target Fund or provide evidence satisfactory to each Target Fund that such Acquiring Fund Shares have been credited to the account of the shareholders of such Target Fund on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement. The Target Funds shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund or the Merger Sub may reasonably deem necessary or desirable in order to vest and confirm the Merger Sub’s title to and possession of all of the assets of the Target Funds and to otherwise carry out the intent and purpose of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF EACH TARGET FUND.    Each Target Fund represents and warrants solely on its own behalf with respect to its Merger as follows:

(a)        The Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Target Fund’s Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing Date.

(e)        No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Target Fund other than as have been disclosed to the Acquiring Fund. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of December 31, 2013, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of December 31, 2013, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g)        The unaudited semi-annual financial statements of the Target Fund as of June 30, 2014, and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of June 30, 2014, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund arising after such date. Before the

Closing Date, the Target Fund will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to June 30, 2014, whether or not incurred in the ordinary course of business. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)        The authorized capital of the Target Fund consists of an unlimited number of common shares of beneficial interest, par value $0.01 per share, and an unlimited number of preferred shares of beneficial interest, par value $0.01 per share. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(k)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets held immediately prior to the Effective Time, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder free and clear of any liens or encumbrances, except those liens and encumbrances to which the Acquiring Fund Parties have received written notice and have not objected, and the Merger Sub will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(l)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund. Subject to approval by its shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)        The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Registration

Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(p)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND PARTIES.    Each of the Acquiring Fund and the Merger Sub, as applicable, represents and warrants as follows:

(a)        The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Merger Sub is a limited liability company, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(c)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund’s Declaration of Trust or By-Laws.

(e)        The Merger Sub is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Merger Sub’s Certificate of Organization or LLC Agreement.

(f)        No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or the Merger Sub or any of their properties or assets (if any), which, if adversely determined, would result in liability on the part of the Acquiring Fund or the Merger Sub, other than as have been disclosed to each Target Fund. The Acquiring Fund and the Merger Sub know of no facts that might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        The authorized capital of the Acquiring Fund consists of an unlimited number of common shares of beneficial interest, par value $0.01 per share, and an unlimited number of preferred shares of beneficial interest, par value $0.01 per share. The Acquiring Fund has no outstanding shares as of the date hereof and will have one outstanding share as of the Closing, has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(h)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Merger Sub. This Agreement constitutes a valid and binding obligation of the Acquiring Fund and Merger Sub, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i)        The Acquiring Fund Shares to be issued and delivered pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(j)        The information to be furnished by the Acquiring Fund and the Merger Sub for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(k)        From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund and the Merger Sub with respect to the Acquiring Fund and the Merger Sub for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Mergers, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(l)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated herein, except such as have been or will be obtained.

(m)        The Acquiring Fund (i) has filed an election to be treated as an association taxable as a corporation for federal income tax purposes for its taxable year that will include the Closing Date, (ii) will elect to be taxed as a RIC, will qualify for the tax treatment afforded RICs under Subchapter M of the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (iii) will be eligible to compute its federal income tax under Section 852 of the Code for its taxable year that includes the Closing Date, and (iv) will be treated as a separate corporation for federal income tax purposes for the taxable year that includes the Closing Date. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year.

(n)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to consummate the transactions hereunder.

(o)        All of the issued and outstanding membership interests in the Merger Sub are, and at the Effective Time and on the Closing Date will be, owned by the Acquiring Fund, as the sole member of the Merger Sub, and there are (i) no other membership interests or voting securities of the Merger Sub, (ii) no securities of the Merger Sub convertible into membership interests or voting securities of the Merger Sub and (iii) no options or other rights to acquire from the Merger Sub, and no obligations of the Merger Sub to issue, any membership interests, voting securities or securities convertible into membership interests or voting securities of the Merger Sub.

(p)        Since the date of its organization, the Merger Sub has been disregarded as an entity separate from its owner within the meaning of Section 301.7701-3 of the Treasury Regulations. The Merger Sub has not elected, and will not elect, to be classified, with effect as of or prior to the liquidation of the Merger Sub, as an association taxable as a corporation pursuant to Section 301.7701-3 of the Treasury Regulations.

(q)        The Acquiring Fund has no assets, and will have no assets as of the Closing Date other than as a result of the issuance of one share to the initial shareholder, and has engaged in no activities other than as necessary to consummate the transactions hereunder.

ARTICLE V

COVENANTS OF THE FUNDS AND MERGER SUBSIDIARY

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.1(f), and 8.6, each Target Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    Each Target Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        ADDITIONAL INFORMATION.    Each Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.4        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund and the Merger Sub will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement, including the proxy statement and related materials (the “Proxy Materials”) for inclusion therein, in connection with the meetings of the Target Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.6        TAX STATUS OF REORGANIZATIONS.    The intention of the parties is that each Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Funds, the Acquiring Fund or the Merger Sub shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as “reorganizations” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.9.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

The obligations of each Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following condition:

6.1        All representations and warranties of the Acquiring Fund Parties contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to each Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) Chief Administrative Officer or Vice President and (ii) Treasurer, in form and substance satisfactory to each Target Fund and dated as of the Closing Date, to such effect and as to such other matters as each Target Fund shall reasonably request.

6.2        The Acquiring Fund Parties shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND PARTIES

The obligations of the Acquiring Fund Parties to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        All representations and warranties of each Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. Each Target Fund shall have delivered to the Acquiring Fund on the Closing a certificate executed in the Target Fund’s name by the Target Fund’s (i) Chief Administrative Officer or Vice President and (ii) Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        Each Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3        Each Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of such Target Fund.

7.4        The Target Funds shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund Parties shall reasonably request.

7.5        All contracts of each Target Fund set forth on Schedule 7.5 will be terminated with respect to the Target Fund as of or prior to the Closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Funds to consummate the transactions under this Agreement are subject to the fulfillment (or waiver by the affected parties) of the following conditions precedent:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Target Fund in accordance with applicable law and the provisions of each Target Fund’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, none of the parties may waive the condition set forth in this Section 8.1.

8.2        The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        Each Target Fund shall have declared prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward). Each Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of Target Fund shareholders as of the record date for such dividend. Neither Target Fund shall have any rights with respect to the assets held in such escrow accounts.

8.6        The Target Funds shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as presently conducted, as described in the definitive joint proxy statement/prospectus as filed with the Commission (the “Joint Proxy Statement/Prospectus”).

(b)        The Merger Sub has been formed as a limited liability company and is existing under the laws of the Commonwealth of Massachusetts.

(c)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the Joint Proxy Statement/Prospectus, shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(e)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(f)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund or Merger Sub of the transactions contemplated herein, except as have been obtained.

(g)        The execution and delivery of this Agreement by the Acquiring Fund and Merger Sub, did not, and the consummation by the Acquiring Fund and Merger Sub of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust or By-Laws or Merger Sub’s Certificate of Organization or LLC Agreement, respectively.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Bingham McCutchen LLP.

8.7        The Acquiring Fund shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        Each Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as presently conducted, in each case as described in the Joint Proxy Statement/Prospectus.

(b)        Each Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Target Funds of the transactions contemplated herein, except as have been obtained.

(d)        To the knowledge of such counsel, each Target Fund has the power to sell, assign, convey, transfer and deliver the assets as contemplated by this Agreement.

(e)        With respect to each Target Fund, the execution and delivery of this Agreement by the Target Fund, did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust or By-Laws (assuming the requisite approval of the Target Fund’s shareholders has been obtained in accordance with its Declaration of Trust and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Bingham McCutchen LLP.

8.8        With respect to each Merger, the Funds participating in such Merger shall have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b)        No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(c)        No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the conversion of their Target Fund shares solely into Acquiring Fund Shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of Merger Sub, except to the extent the Target Fund Shareholders receive cash in lieu of a fractional Acquiring Fund Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the merger (including any fractional Acquiring Fund Share to which a Target Fund Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares that were converted into such Acquiring Fund Shares. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder (including any fractional Acquiring Fund Share to which a shareholder would be entitled) will include the period during which the Target Fund shares that were converted into such Acquiring Fund Shares were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the merger.

(f)        The basis of the Target Fund’s assets received by the Merger Sub in the merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger. The holding period of the assets of the Target Fund received by the Merger Sub in the merger will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the mergers on a Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on reasonable assumptions and such representations as Vedder Price P.C. may request of the Funds and the Merger Sub, including assumptions and representations regarding the Acquiring Fund tender offers, if any, that may occur after the Mergers. Each Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any Target Fund may waive the conditions set forth in this Section 8.8.

8.9        For the avoidance of doubt, each Merger is contingent on the consummation of the other Merger, and no Closing will take effect unless the conditions precedent for each Merger have been satisfied or waived.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Mergers (whether or not the Mergers are consummated) will be allocated between the Target Funds pro-rata based on the projected relative benefits to each Target Fund during the first year following the Mergers, and each Target Fund shall have accrued such expenses as liabilities at or before the Valuation Time. Merger-related expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Target Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

The parties agree that no party has made to any other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer, President or any Vice President without further action by the Acquiring Fund Board or a Target Fund Board. In addition, this Agreement may be terminated at or before the Closing Date due to:

(a)        a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Acquiring Fund Board or a Target Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the transactions contemplated by this Agreement.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund or either Target Fund.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund subject to the prior review of each Fund’s counsel and the authorization of each Fund’s Board of Trustees; provided, however, that following the meeting of the shareholders of the Target Funds called by each Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Fund personally, but shall bind only the property of the Fund, as provided in the Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Acquiring Fund Board and each Target Fund Board and signed by authorized officers of each Fund acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund as provided in the Fund’s Declaration of Trust.

13.6        It is understood and agreed that the use of a single agreement is for administrative convenience only and shall constitute a separate agreement between each Target Fund and the Acquiring Fund, as if each party had executed a separate document. No Fund shall have any liability for the obligations of any other Fund, and the liabilities of each Fund shall be several and not joint.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN DIVERSIFIED CURRENCY OPPORTUNITIES FUND

By:
		Name:	Kevin J. McCarthy
		Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

NUVEEN GLOBAL INCOME OPPORTUNITIES FUND

By:
		Name:	Kevin J. McCarthy
		Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

NUVEEN GLOBAL HIGH INCOME FUND

By:
		Name:	Kevin J. McCarthy
		Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

NGHIF MERGER SUB, LLC

By:
		Name:	Kevin J. McCarthy
		Title:	President

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

Schedule 7.5

Nuveen Global Income Opportunities Fund (JGG)

•	Amended and Restated Master Custodian Agreement between the Fund and State Street Bank and Trust Company dated February 25, 2005

•	Investment Management Agreement, as amended, between the Fund and Nuveen Asset Management dated November 13, 2007

•	Investment Sub-Advisory Agreement between Nuveen Fund Advisors, Inc., and Nuveen Asset Management, LLC, dated January 1, 2011

•	Transfer Agency and Service Agreement between the Fund and State Street Bank and Trust Company dated October 7, 2002

Nuveen Diversified Currency Opportunities Fund (JGT)

•	Amended and Restated Master Custodian Agreement between the Fund and State Street Bank and Trust Company dated February 25, 2005

•	Investment Management Agreement, as amended, between the Fund and Nuveen Asset Management dated November 30, 2007

•	Investment Sub-Advisory Agreement between Nuveen Fund Advisors, Inc., and Nuveen Asset Management, LLC, dated January 1, 2011

•	Transfer Agency and Service Agreement between the Fund and State Street Bank and Trust Company dated October 7, 2002

APPENDIX E

DATES RELATING TO ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS

Fund	Date of Original Investment Management Agreement	Date Original Investment Management Agreement Last Approved by Shareholders	Date Original Investment Management Agreement Last Approved For Continuance by Board
Global Income Opportunities	November 13, 2007	November 13, 2007	April 30, 2014
Diversified Currency Opportunities	November 30, 2007	November 30, 2007	April 30, 2014

(1)	The original Investment Management Agreement was approved by shareholders in connection with a previous change in control of Nuveen.

E-1

APPENDIX F

FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this [        ] day of [        ], by and between [Name of Fund], a Massachusetts business trust (the “Fund”), and NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company (the “Adviser”).

W I T N E S S E T H

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.        The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objective and policies and limitations, and to administer the Fund’s affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of the Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the Investment Company Act of 1940, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered closed-end, diversified management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

2.        For the services and facilities described in Section l, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee equal to the sum of a Fund-Level Fee and a Complex-Level Fee.

A.        The Fund Level Fee shall be computed by applying the following annual rate to the average total daily net assets of the Fund:

Average Total Daily Net Assets(1)    Rate

<SCHEDULE>

B.        The Complex-Level Fee for the Fund shall be calculated by reference to the daily net assets of the Eligible Funds, as defined below (with such daily net assets to include, in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by such Eligible Funds, such leveraging net assets, but to exclude, in the case of Eligible Funds that invest in other Eligible Funds (“Funds of

Funds”), net assets of Funds of Funds attributable to investments in Eligible Funds) (“Complex-Level Assets”), pursuant to the following annual fee schedule:

Complex-Level Asset Breakpoint Level ($ million)	Effective Rate at Breakpoint Level (%)
55,000	0.2000
56,000	0.1996
57,000	0.1989
60,000	0.1961
63,000	0.1931
66,000	0.1900
71,000	0.1851
76,000	0.1806
80,000	0.1773
91,000	0.1691
125,000	0.1599
200,000	0.1505
250,000	0.1469
300,000	0.1445

C.        “Eligible Funds,” for purposes of the Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become a Nuveen-branded fund because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser’s parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund’s adviser’s rights under the management agreement for such fund (in either case, such acquisition an “Acquisition” and such fund an “Acquired Fund”), will be evaluated by both Nuveen management and the Nuveen Funds’ Board, on a case-by-case basis, as to whether or not the assets of such Acquired Funds would be included in Complex-Level Assets and, if so, whether there would be a basis for any adjustments to the complex-level breakpoint schedule and/or its application.

D.        The “Fund Asset Limit Amount” as of any calculation date shall for each Fund be equal to the lesser of (i) the Initial Fund Asset Limit Amount (defined below), and (ii) the Eligible Fund’s current net assets. The “Initial Fund Asset Limit Amount” for an Eligible Fund shall be determined as follows:

i. In the case of Nuveen-branded Funds that qualified as Eligible Funds on or prior to June 30, 2010, as well as Eligible Funds launched thereafter that are not Acquired Funds, the Initial Fund Asset Limit Amount shall be equal to zero, except to extent that such Fund may later participate in a subsequent Fund consolidation as described in (iii) below;

ii. In the case of Acquired Funds, the Initial Fund Asset Limit Amount is equal to the product of (i) 1 minus the Aggregate Eligible Asset Percentage (defined below), and (ii) an Acquired Fund’s net assets as of the effective date of such Fund’s Acquisition; and

iii. In the event of a consolidation or merger of one or more Eligible Funds, the Initial Fund Asset Limit Amount of the combined fund will be equal to the sum of the Initial Fund Asset Limit Amounts of each individual Eligible Fund.

E.        Following are additional definitions of terms used above:

i. “Acquisition Assets”: With respect to an Acquisition, the aggregate net assets as of the effective date of such Acquisition of all Acquired Funds.

ii. “Aggregate Eligible Asset Amount”: With respect to an Acquisition, that portion of the aggregate net assets of Acquired Funds as of the effective date of such Acquisition that is included in Complex-Level Assets. With respect to the series of First American Investment Funds, Inc. that became Acquired Funds as of December 31, 2010, the Aggregate Eligible Asset Amount is $2 billion.

iii. “Aggregate Eligible Asset Percentage”: The ratio of the Aggregate Eligible Asset Amount to Acquisition Assets.

F.         For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

3.        The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

4.        Subject to applicable statutes and regulations, it is understood that officers, trustees/, or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as trustees, officers or agents.

5.        The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

6.        The Adviser currently manages other investment accounts and funds, including those with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for the Fund may also be appropriate for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other accounts and funds, the size of investment commitments generally held by the Fund and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

7.        This Agreement shall continue in effect until [August 1, 2015], unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon no less than sixty (60) days’ written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 2, earned prior to such termination.

8.        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

9.        Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

10.        The Fund’s Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund’s officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

11.        This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 hereof which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

[NAME OF FUND]
by:

Attest:

NUVEEN FUND ADVISORS, LLC

by:

Attest:

APPENDIX G

INVESTMENT MANAGEMENT FEE INFORMATION

Complex-Level Fee Rates
Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of December 31, 2013, the complex-level fee rate for each Fund was 0.1686%.

G-1

Fund-Level Fee Rates, Management Fees Paid and Managed Assets

Fund	Fiscal Year End	Fund Average Daily Managed Assets*	Fund Level Fee Rate		Fees Paid to the Adviser During Last Fiscal Year	Managed Assets as of 12/31/2013
Diversified Currency Opportunities	12/31	For the first $500 million For the next $500 million For the next $500 million For the next $500 million For Managed Assets over $2 billion	0.7000 0.6750 0.6500 0.6250 0.6000	% % % % %	$5,530,643	$556,074,567
Global Income Opportunities	12/31	For the first $500 million For the next $500 million For the next $500 million For the next $500 million For Managed Assets over $2 billion	0.7000 0.6750 0.6500 0.6250 0.6000	% % % % %	$1,679,414	$177,995,011

*	For this purpose, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

G-2

APPENDIX H

DATES RELATING TO ORIGINAL SUB-ADVISORY AGREEMENTS

Fund	Sub-Adviser	Date of Original Sub-Advisory Agreement	Date Original Investment Sub-Advisory Agreement Last Approved by Shareholders	Date Original Sub-Advisory Agreement Last Approved For Continuance by Board
Diversified Currency Opportunities	Nuveen Asset Management	January 1, 2011	*	August 1, 2014
Global Income Opportunities	Nuveen Asset Management	January 1, 2011	*	August 1, 2014

*	Prior to January 1, 2011, the Fund was managed by the Adviser. Effective January 1, 2011, the Adviser formed a subsidiary, Nuveen Asset Management, to house its portfolio management capabilities and entered into an investment sub-advisory agreement between the Adviser and Nuveen Asset Management with respect to the Fund. The date shareholders last approved the Original Investment Management Agreement between the Fund and the Adviser is set forth on Appendix E.

H-1

APPENDIX I

FORM OF NEW SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made as of the [    ] day of [    ], between Nuveen Fund Advisors, LLC, a Delaware limited liability company (the “Adviser”), and Nuveen Asset Management, LLC a Delaware limited liability company (the “Sub-Adviser” and with the Adviser, a “Party” or “Parties”).

WHEREAS, the Adviser acts as the investment adviser for each of the closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) listed on Appendix A (each a “Fund” and collectively, the “Funds”), pursuant to investment advisory agreements between the Adviser and each Fund (the “Advisory Agreement”);

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services for each Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1.        Appointment of Sub-Adviser.    The Adviser desires to engage and hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to each Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.        Duties of Sub-Adviser.

The Sub-Adviser is hereby employed and authorized to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in each Fund. In connection therewith, the Sub-Adviser will (a) make investment decisions for the Fund; (b) place purchase and sale orders for portfolio transactions in the Fund; (c) employ professional portfolio managers and securities analysts to provide research services relating to the Fund; (d) employ qualified personnel to assist in the supervision of the Fund’s investment program and to monitor the level of risk incurred by the Fund in connection with its investment program; (e) provide input requested by the Adviser with respect to the possible forms and levels of leverage employed by the Fund, and help monitor the Fund’s compliance with leverage limits imposed under the 1940 Act; (f) provide assistance in connection with determining dividend and distribution levels for the Fund and preparing and reviewing dividend and distribution notices to shareholders; and (g) discuss with the Adviser, and take into account, tax issues arising in connection with management of the Fund’s portfolio. Subject to the supervision of each Fund’s Board of Directors/Trustees (the “Board”) and the Adviser, the Sub-Adviser will manage the assets in each Fund in accordance with (a) the Fund’s investment objective(s), policies and restrictions, to the extent the Sub-Adviser has been notified of such objectives, policies and restrictions, (b) the Charter Documents (as such term is defined below) of the Fund, to the extent that they have been provided to the Sub-Adviser, and (c) applicable laws and regulations.

The Adviser has furnished to the Sub-Adviser each Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the Articles of Incorporation or Declaration of Trust and Bylaws of each Fund, each as amended to date (the “Charter Documents”), and each Fund’s investment objective(s), policies and restrictions. The Adviser agrees, on an ongoing basis, to provide to the Sub-Adviser, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to a Fund’s investment objective(s), policies and restrictions.

3.        Brokerage.    In selecting brokers or dealers to execute transactions on behalf of a Fund, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended). The Sub-Adviser will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Sub-Adviser or the Adviser, except pursuant to the any 17e-1 Policies and Procedures for affiliated brokerage transactions that have been approved by Board for such Fund. The Adviser will provide the Sub-Adviser with a list of brokers and dealers that are “affiliated persons” of the Adviser.

4.        Proxy Voting.    The Sub-Adviser shall vote all proxies with respect to securities held in a Fund in accordance with the Sub-Adviser’s proxy voting guidelines and procedures in effect from time to time. In the event material changes are made to such proxy voting guidelines, the Sub-Adviser agrees to provide the Adviser with a copy of the revised proxy voting guidelines. The Adviser agrees to instruct each Fund’s custodian to forward all proxy materials and related shareholder communications to the Sub-Adviser promptly upon receipt. The Sub-Adviser agrees to promptly inform the Adviser and any Fund of any conflict of interest of which the Sub-Adviser is aware that the Sub-Adviser has in voting proxies with respect to securities held in such Fund. The Sub-Adviser shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner.

5.        Information Provided to the Adviser.

(a)        The Sub-Adviser will keep the Adviser informed of developments materially affecting any Fund and will, on its own initiative, furnish the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

(b)        The Sub-Adviser will confer with the Adviser as the Adviser may reasonably request regarding the investment and management of each Fund. The Sub-Adviser will not be required to advise the Adviser or act for the Adviser or any Fund in any legal proceedings, including bankruptcies or class actions, involving securities in any Fund or the issuers of the securities.

(c)        The Sub-Adviser agrees to comply with all reporting requirements that the Board or the Adviser reasonably adopt and communicate to the Sub-Adviser in writing, including reporting requirements related to performance of any Fund, brokerage practices, and proxy voting.

(d)        The Sub-Adviser will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of each Fund, and will notify the Adviser promptly of any issuer-specific or market events or other situations that occur that may materially impact the pricing of one or more securities in such Fund. In addition, upon the request of Adviser, the Sub-Adviser will assist the Adviser in evaluating the impact that such an event may have on the net asset value of a Fund and in determining a recommended fair value of the affected security or securities. Sub-Adviser shall not be liable for any valuation determined or adopted by any Fund, unless such determination is made based upon information provided by the Sub-Adviser that is materially incorrect or incomplete as a result of the Sub-Adviser’s gross negligence.

(e)        The Sub-Adviser has provided the Adviser with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Adviser Compliance Policies”). The Sub-Adviser’s chief compliance officer (the “Sub-Adviser CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i) a report of any material changes to the Sub-Adviser Compliance Policies;

(ii) a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Adviser Compliance Policies;

(iii) a copy of a summary of the Sub-Adviser CCO’s report with respect to the annual review of the Sub-Adviser Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv) an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Adviser’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i) - (iii).

(f)        The Sub-Adviser will timely notify the Adviser of any material violations by the Sub-Adviser of a Fund’s investment policies or restrictions or any applicable law or regulation.

6.        Standard of Care.    The Sub-Adviser shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties or from reckless disregard by the Sub-Adviser of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Adviser nor its members, partners, officers, employees and agents shall be liable to the Adviser, any Fund, any Fund’s shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to a Fund or (b) for any failure or delay in performance of the Sub-Adviser’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

The Sub-Adviser does not guarantee the future performance of any Fund or any specific level of performance, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of a Fund. The Adviser understands that investment decisions made for a Fund by the Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

7.        Compensation.    In consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser on the fifth business day of each month a fee equal to the percentage allocation of the fees (net of applicable breakpoints, waivers and reimbursements) paid by each Fund to the Adviser under the Advisory Agreement for such Fund as set forth in Appendix A. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

8.        Expenses.    The Sub-Adviser will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of a Fund will be borne by such Fund, except to the extent specifically assumed by the Adviser or Sub-Adviser. The expenses to be borne by a Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser or Sub-Adviser; (k) legal and auditing expenses; (l) cost of certificates representing shares of the Fund; (m) costs of stationery and supplies; (n) insurance expenses; and (o) association membership dues.

9.        Services to Other Companies or Accounts.    The Adviser understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and the Adviser has no objection to the Sub-Adviser so acting, provided that whenever a Fund and one or more other accounts or investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Adviser agrees to similarly allocate opportunities to sell securities. The Adviser recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Fund. In addition, the Adviser understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other business or to render services of whatever kind or nature.

10.        Books and Records.    In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it specifically maintains for a Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Adviser’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

11.        Term of Agreement.    Unless sooner terminated, this Agreement shall continue in effect until August 1, 2015. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board of each Fund in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Adviser and Sub-Adviser) by the Adviser, by a Fund’s Board, by vote of a majority of a Fund’s outstanding voting securities, or by the Sub-Adviser, and will immediately terminate upon termination of the Advisory Agreement with respect to a Fund. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act). Any termination of this Agreement with respect to a Fund or Funds will not result in the termination of this Agreement with respect to any other Fund or Funds.

12.        Trade Settlement at Termination.    Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Adviser shall be entitled, without prior notice to the Adviser or a Fund, to direct the Fund’s custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Adviser and the Sub-Adviser.

13.        Indemnification.    (a) The Adviser agrees to indemnify and hold harmless the Sub-Adviser and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Adviser Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Adviser Indemnified Person may become subject as a result of the Adviser’s material breach of this Agreement or as a result of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Adviser Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Adviser’s Disqualifying Conduct.

(b)        The Sub-Adviser agrees to indemnify and hold harmless the Adviser and any Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Adviser Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Adviser Indemnified Person may become subject as a result of the Sub-Adviser’s material breach of this Agreement or as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Adviser Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Adviser’s Disqualifying Conduct.

14.        Delegation to Third Parties.    Except where prohibited by applicable law or regulation, the Sub-Adviser may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Adviser to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Adviser may provide information about the Adviser and any Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Adviser will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

15.        Disclosure.    (a) Neither the Adviser, on its own behalf or on behalf of any Fund, or the Sub-Adviser shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Adviser, as permitted in accordance with Section 14 of this Agreement.

(b)        Notwithstanding the provisions of Subsection 15(a), to the extent that any market counterparty with whom the Sub-Adviser deals requires information relating to any Fund (including, but not limited to, the identity of the Adviser or the Fund and market value of the Fund), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of a Fund in accordance with the terms of this Agreement.

(c)        Notwithstanding the provisions of Subsections 15(a) and 15(b), the Sub-Adviser acknowledges that the Adviser and each Fund intend to rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act.

16.        Instructions to Custodian.    The Sub-Adviser shall have authority to issue to each Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to a Fund that it has initiated. The Adviser shall ensure that each Fund’s custodian is obliged to comply with any instructions of the Sub-Adviser given in accordance with this Agreement. The Sub-Adviser will not be responsible for supervising a Fund’s custodian.

17.        Representations and Warranties.    (a) The Adviser represents and warrants to the Sub-Adviser that the Adviser:

(i) has full power and authority to appoint the Sub-Adviser to manage a Fund in accordance with the terms of this Agreement; and

(ii) this Agreement is valid and has been duly authorized by appropriate action of the Adviser, the Board of each Fund and each Fund’s shareholders, does not violate any obligation by which the Adviser is bound, and when so executed and delivered, will be binding upon the Adviser in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b)        The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser:

(i) is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(ii) is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Adviser; and

(iii) maintains insurance coverage in an appropriate amount and shall upon request provide to the Adviser any information it may reasonably require concerning the amount of or scope of such insurance.

18.        Miscellaneous.

(a)        Notices.    All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Adviser or Sub-Adviser, as the case may be, or such other person as a party shall designate by notice to the other parties.

(b)        Amendment.    This Agreement may be amended at any time, but only by written agreement between the Adviser and the Sub-Adviser, which amendment must be approved by the Board of each affected Fund in the manner required by the 1940 Act.

Notwithstanding the foregoing and subject to approval by the Board of a new Fund in the manner required by the 1940 Act, this Agreement may be amended at any time to add additional Funds and the compensation to the Sub-Adviser for such additional Funds to Appendix A, such mutual agreement between the Adviser and the Sub-Adviser to be evidenced by a revised Appendix A and performance of each parties obligations hereunder with respect to such new Funds.

(c)        Entire Agreement.    This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d)        Severability.    If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e)        Headings.    The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f)        Governing Law.    This Agreement shall be governed in accordance with the internal laws of the State of Illinois, without giving effect to principles of conflict of laws.

(g)        Use of Sub-Adviser’s Name.    The Adviser shall furnish to the Sub-Adviser all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Adviser by name prior to the use thereof. The Adviser shall not use or cause any Fund to use any such materials if the Sub-Adviser reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

Nuveen Fund Advisors, LLC

By:
Name:
Title:

Nuveen Asset Management, LLC

By:
Name:
Title:

APPENDIX A

[List of Funds]

APPENDIX J

SUB-ADVISORY FEE RATES AND SUB-ADVISORY FEES PAID

Fund	Fiscal Year End	Sub-Adviser	Annual Sub-Advisory Fee Rate	Fees Paid to the Sub-Adviser During Last Fiscal Year	Managed Assets as of 12/31/2013
Global Income Opportunities	12/31	Nuveen Asset Management	44.4444% of the net management fee paid by the Fund to the Adviser	$746,406	$177,995,011
Diversified Currency Opportunities	12/31	Nuveen Asset Management	44.4444% of the net management fee paid by the Fund to the Adviser	$2,458,061	$556,074,567

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APPENDIX K

FEE RATES AND NET ASSETS OF OTHER FUNDS ADVISED BY NUVEEN ASSET MANAGEMENT WITH SIMILAR INVESTMENT OBJECTIVES AS THE TARGET FUNDS

None.

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APPENDIX L

INFORMATION REGARDING OFFICERS AND DIRECTORS OF ADVISER AND SUB-ADVISER

	Principal Executive Officer and Directors			Fund officers or Board Members who are officers, employees, directors, general partner or shareholders of the Adviser/Sub-Adviser
Adviser/Sub-Adviser	Name	Address	Principal Occupation
Nuveen Fund Advisors	William Adams IV Thomas S. Schreier, Jr.	333 W. Wacker Dr. Chicago, IL 60606 333 W. Wacker Dr. Chicago, IL 60606	Co-President Co-President	Gifford R. Zimmerman Margo L. Cook Stephen D. Foy Scott S. Grace Kevin J. McCarthy Kathleen L. Prudhomme William Adams IV Thomas S. Schreier, Jr.

Nuveen Asset Management	Thomas S. Schreier, Jr. William T. Huffman	333 W. Wacker Dr. Chicago, IL 60606 333 W. Wacker Dr. Chicago, IL 60606	Chairman President	Gifford R. Zimmerman Scott S. Grace Kevin J. McCarthy Kathleen L. Prudhomme Thomas S. Schreier, Jr.

L-1

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance for the life of the Funds.

Global Income Opportunities

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single common share or preferred share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The information with respect to the fiscal year ended December 31, 2013 has been audited by PricewaterhouseCoopers LLP, whose report for the fiscal year ended December 31, 2013, along with the financial statements of the Fund including the Financial Highlights for each of the periods indicated therein, are included in the Fund’s 2013 Annual Report. PricewaterhouseCoopers LLP has not reviewed or examined any records, transactions or events after the date of such report. The information with respect to the six months ended June 30, 2014 is unaudited and is included in the Fund’s 2014 Semi-Annual Report. A copy of the Annual Report and Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this Offering Memorandum. Past results are not indicative of future performance.

The following per share data and ratios have been derived from information provided in the financial statements.

	Year Ended December 31,
Per Share Operating Performance	2014(g)		2013	2012	2011	2010	2009	2008	2007	2006(f)
Beginning NAV	$		$15.42	$15.46	$16.33	$16.76	$18.00	$18.57	$19.48	$19.10
Investment Operations:
Net Investment Income (Loss)(a)			0.70	0.23	0.17	0.14	0.27	0.79	0.77	0.38
Net Realized/Unrealized Gain (Loss)			(1.86)	0.93	0.26	0.99	0.05	0.23	(0.06)	0.72

Total			(1.16)	1.16	0.43	1.13	0.32	1.02	0.71	1.10

Less Distributions:
From Net Investment Income			—	(0.86)	(0.36)	(0.76)	(0.87)	(0.82)	(1.21)	(0.68)
From Accumulated Net Realized Gains			(0.08)	(0.34)	—	(0.06)	(0.05)	—	(0.01)	—
Return of Capital			(1.06)	—	(0.94)	(0.74)	(0.64)	(0.77)	(0.40)	—

Total			(1.14)	(1.20)	(1.30)	(1.56)	(1.56)	(1.59)	(1.62)	(0.68)

Offering Costs			—	—	—	—	—	—	—	(0.04)
Discount from Shares Repurchased and Retired			0.01	—	—	—	— *	—	—	—

Ending NAV	$		$13.13	$15.42	$15.46	$16.33	$16.76	$18.00	$18.57	$19.48

Ending Market Value	$		$11.39	$14.02	$14.16	$15.65	$17.23	$15.93	$16.36	$20.40

Total Returns:
Based on Net Asset Value(b)		%	(7.49)%	7.70%	2.82%	6.85%	1.70%	5.85%	3.84%	5.56%
Based on Market Value(b)		%	(10.97)%	7.49%	(1.19)%	(0.22)%	18.57%	7.38%	(12.27)%	5.55%
Ratios/Supplemental Data
Ending Net Assets (000)	$		$121,995	$144,292	$144,701	$152,834	$156,253	$167,522	$173,302	$180,593
Ratios to Average Net Assets(c)
Expenses		%	2.03%	1.16%	1.06%	1.06%	1.08%	1.05%	0.99%	1.07%**
Net Investment Income (Loss)		%	4.85%	1.47%	1.10%	0.82%	1.54%	4.32%	4.04%	3.79%**
Portfolio Turnover Rate(d)		%	72%	93%	36%	105%	177%	54%	302%	—%
Borrowings at the End of Period(e):
Aggregate Amount Outstanding (000)	$		$56,000	$61,000	$—	$—	$—	$—	$—	$—
Asset Coverage Per $1,000	$		$3,178	$3,365	$—	$—	$—	$—	$—	$—

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on NAV is the combination of changes in share NAV, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable.
• Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

	Ratios of Borrowings Interest Expense to Average Net Assets(e)
2014(g)		%**
2013	0.53
2012	0.07
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5–Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.
(e)	The Fund did not utilize borrowings prior to the fiscal year ended December 31, 2012.
(f)	For the period June 27, 2006 (commencement of operations) through December 31, 2006.
(g)	For the six months ended June 30, 2014. (Unaudited).
*	Rounds to less than $.01 per share.
**	Annualized.

Diversified Currency Opportunities

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single common share or preferred share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The information with respect to the fiscal year ended December 31, 2013 has been audited by PricewaterhouseCoopers LLP, whose report for the fiscal year ended December 31, 2013, along with the financial statements of the Fund including the Financial Highlights for each of the periods indicated therein, are included in the Fund’s 2013 Annual Report. PricewaterhouseCoopers LLP has not reviewed or examined any records, transactions or events after the date of such report. The information with respect to the six months ended June 30, 2014 is unaudited and is included in the Fund’s 2014 Semi-Annual Report. A copy of the Annual Report and Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this Offering Memorandum. Past results are not indicative of future performance.

The following per share data and ratios have been derived from information provided in the financial statements.

	Year Ended December 31,
Per Share Operating Performance	2014(e)		2013	2012	2011		2010	2009	2008	2007(d)
Beginning NAV	$		$14.69	$14.01	$15.64		$17.12	$16.51	$19.31	$19.10
Investment Operations:
Net Investment Income (Loss)(a)			0.32	0.24	0.12		0.36	0.49	1.07	0.72
Net Realized/Unrealized Gain (Loss)			(1.95)	1.64	(0.46)		(0.42)	1.62	(2.15)	1.09

Total			(1.63)	1.88	(0.34)		(0.06)	2.11	(1.08)	1.81

Less Distributions:
From Net Investment Income			—	—	(0.65)		(0.13)	(0.93)	(1.18)	(0.82)
From Accumulated Net Realized Gains			(0.03)	(0.71)	(0.24)		—	(0.48)	(0.02)	(0.75)
Return of Capital			(1.03)	(0.50)	(0.41)		(1.29)	(0.10)	(0.53)	—

Total			(1.06)	(1.21)	(1.30)		(1.42)	(1.51)	(1.73)	(1.57)

Offering Costs			—	—	—		—	— *	— *	(0.03)
Discount from Shares Repurchased and Retired			0.08	0.01	0.01		— *	0.01	0.01	—

Ending NAV	$		$12.08	$14.69	$14.01		$15.64	$17.12	$16.51	$19.31

Ending Market Value	$		$10.08	$12.87	$12.11		$13.77	$15.41	$13.90	$16.93

Total Returns:
Based on NAV(b)		%	(10.83)%	13.73%	(2.39	)%***	(0.18)%	13.35%	(6.01)%	9.47%
Based on Market Value(b)		%	(13.99)%	16.54%	(3.27)%		(1.44)%	22.55%	(8.32)%	(7.75)%
Ratios/Supplemental Data
Ending Net Assets (000)	$		$556,075	$705,098	$605,962		$683,648	$748,957	$729,813	$858,833
Ratios to Average Net Assets
Expenses		%	0.99%	0.99%	1.06%		1.13%	1.07%	1.05%	1.07%**
Net Investment Income (Loss)		%	2.40%	1.65%	0.77%		2.28%	2.92%	5.81%	5.40%**
Portfolio Turnover Rate(c)		%	86%	117%	41%		77%	103%	38%	205%

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on NAV is the combination of changes in share NAV, reinvested dividend income at net asset value and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

The Fund elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year-end of the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Returns Based on Net Asset Value and Market Value when these benefits are included are as follows:

		Total Returns
	Shareholders of Record on	Based on Net Asset Value		Based on Market Value
Year Ended 12/31:
2014(e)	N/A
2013	N/A	(10.83)%		(13.99)%
2012	N/A	13.73%		16.54%
2011	N/A	(2.39	%)***	(3.27)%
2010	N/A	(0.18)%		(1.44)%
2009	N/A	13.35%		22.55%
2008	N/A	(6.01)%		(8.32)%
2007(d)	December 31	10.29%		(6.97)%

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5–Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.
(d)	For the period April 25, 2007 (commencement of operations) through December 31, 2007.
(e)	For the six months ended June 30, 2014. (Unaudited).
*	Rounds to less than $.01 per share.
**	Annualized.
***	During the fiscal year ended December 31, 2011, the Fund received payments from the Adviser of $36,215 to offset losses realized on the disposal of investments purchased in violation of the Fund’s investment restrictions. This reimbursement did not have an impact on the Fund’s Total Return Based on Net Asset Value.
N/A	The Fund had no retained capital gains for the tax years ended December 31, 2013 through December 31, 2008.

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on October 31, 2014

Please detach at perforation before mailing.

NUVEEN GLOBAL INCOME OPPORTUNITIES FUND	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 31, 2014

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Global Income Opportunities Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Global Income Opportunities Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on October 31, 2014 at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournments and postponements thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Global Income Opportunities Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Global Income Opportunities Fund

Shareholders Meeting to Be Held on October 31, 2014.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Board Members:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. William Adams IV 02. David J. Kundert 03. John K. Nelson 04. Terence J. Toth	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
		FOR	AGAINST	ABSTAIN
2.

To approve an Agreement and Plan of Merger pursuant to which Nuveen Global Income Opportunities Fund will merge with and into NGHIF Merger Sub, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of Nuveen Global High Income Fund, a newly organized Massachusetts business trust (the “Acquiring Fund”), with shareholders of Nuveen Global Income Opportunities Fund receiving newly issued common shares of the Acquiring Fund in exchange for their common shares (with cash being distributed in lieu of any fractional Acquiring Fund common shares).

		☐	☐	☐
3(a).	To approve a new investment management agreement between Nuveen Global Income Opportunities Fund and Nuveen Fund Advisors, LLC.	☐	☐	☐
3(b).	To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, with respect to Nuveen Global Income Opportunities Fund.	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on October 31, 2014

Please detach at perforation before mailing.

NUVEEN DIVERSIFIED CURRENCY OPPORTUNITIES FUND	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 31, 2014

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Diversified Currency Opportunities Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Diversified Currency Opportunities Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on October 31, 2014, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournments or postponements thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Diversified Currency Opportunities Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Diversified Currency Opportunities Fund

Shareholders Meeting to Be Held on October 31, 2014.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Board Members:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01.    William Adams IV

02.    David J. Kundert

03.    John K. Nelson

04.    Terence J. Toth

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

		☐	☐	☐
		FOR	AGAINST	ABSTAIN
2.

To approve an Agreement and Plan of Merger pursuant to which Nuveen Diversified Currency Opportunities Fund will merge with and into NGHIF Merger Sub, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of Nuveen Global High Income Fund, a newly organized Massachusetts business trust (the “Acquiring Fund”), with shareholders of Nuveen Diversified Currency Opportunities Fund receiving newly issued common shares of the Acquiring Fund in exchange for their common shares (with cash being distributed in lieu of any fractional Acquiring Fund common shares).

		☐	☐	☐
3(a).	To approve a new investment management agreement between Nuveen Diversified Currency Opportunities Fund and Nuveen Fund Advisors, LLC.	☐	☐	☐
3(b).	To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, with respect to Nuveen Diversified Currency Opportunities Fund.	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED AUGUST 11, 2014

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE MERGERS OF

NUVEEN GLOBAL INCOME OPPORTUNITIES FUND (JGG)

AND

NUVEEN DIVERSIFIED CURRENCY OPPORTUNITIES FUND (JGT)

WITH AND INTO A WHOLLY-OWNED SUBSIDIARY OF

NUVEEN GLOBAL HIGH INCOME FUND

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to shareholders of Nuveen Global Income Opportunities Fund (“Global Income Opportunities”) and Nuveen Diversified Currency Opportunities Fund (“Diversified Currency Opportunities” and collectively with Global Income Opportunities, the “Target Funds” or each individually, a “Target Fund”) in connection with the proposed merger of each Target Fund with and into a wholly-owned subsidiary of Nuveen Global High Income Fund (the “Acquiring Fund”), pursuant to an Agreement and Plan of Merger providing for the merger of each Target Fund with and into NGHIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company and a wholly-owned subsidiary of the Acquiring Fund, with shareholders of each Target Fund receiving newly issued common shares of the Acquiring Fund in exchange for their Target Fund shares (with cash being distributed in lieu of any fractional Acquiring Fund common shares) (each, a “Merger” and collectively, the “Mergers”). As soon as practicable following the completion of the Mergers, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law.

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus filed on Form N-14 with the Securities and Exchange Commission (“SEC”) dated [—], 2014 relating to the proposed Merger of each Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787 or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Joint Proxy Statement/Prospectus.

This SAI is dated [—], 2014.

i

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. The investment policies described below, except as set forth under “Investment Restrictions” or otherwise noted, are not fundamental policies and may be changed by a Fund’s Board of Trustees (each, a “Board” or the “Board” and each Trustee, a “Board Member”), without the approval of shareholders.

The Funds have similar investment objectives. Global Income Opportunities’ primary investment objective is to provide a high level of current income and gains. Global Income Opportunities’ secondary investment objective is to seek capital preservation. Diversified Currency Opportunities’ investment objective is to provide an attractive level of current income and total return. The Acquiring Fund’s investment objective is to provide a high level of current income. There can be no assurance that a Fund will achieve its investment objective(s).

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. The Adviser oversees Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), each Fund’s sub-adviser, in its management of the Fund’s portfolio. This oversight includes ongoing evaluation of the Sub-Adviser’s investment performance, portfolio allocations, quality of investment process and personnel, compliance with Fund and regulatory guidelines, trade allocation and execution and other factors.

Under normal market conditions, Global Income Opportunities invests at least 80% of its Managed Assets in global debt securities, including but not limited to global sovereign and government-related debt, domestic and foreign debt securities, U.S. government securities, residential and commercial mortgage-backed securities and asset-backed securities. Global Income Opportunities may invest in global debt from issuers in both developed and emerging market countries. Global Income Opportunities invests primarily in securities rated investment grade at the time of purchase, or unrated but deemed to be of comparable quality by Nuveen Asset Management. However, Global Income Opportunities may invest up to 30% of its Managed Assets in securities rated below investment grade (or unrated but deemed to be of comparable quality by Nuveen Asset Management). Global Income Opportunities may not invest in debt rated below CCC. Global Income Opportunities uses futures, forwards and other derivatives to create or reduce exposure to countries, sectors, currencies, and interest rates in seeking to enhance total returns and/or manage risk. This strategy may create the economic effect of leverage. Nuveen Asset Management monitors and adjusts investments using a propriety risk reduction methodology.

Diversified Currency Opportunities invests in currencies and short-term debt of both developed market and emerging market countries and has the flexibility to short foreign currencies. Diversified Income Opportunities maintains a foreign currency orientation with a maximum net exposure to the dollar of 35%. Under normal market conditions, Diversified Currency Opportunities invests at least 80% of its net assets in global currencies, global government securities and derivative instruments. The Acquiring Fund generally will maintain a non-U.S. dollar orientation, but will actively manage its exposure to the U.S. dollar in response to changing market conditions and the portfolio manager’s outlook on the U.S. dollar. Diversified Currency Opportunities seeks to maintain a weighted-average, leverage-adjusted duration of two years or less and may use currency derivatives to gain additional investment exposure. This strategy may create the economic effect of leverage. Nuveen Asset Management monitors and adjusts investments using a propriety risk reduction methodology.

The Acquiring Fund will pursue its investment objective by following Nuveen’s global high-income strategy. Under this strategy, the Acquiring Fund may hold a broader range of securities than the Target Funds, including securities of both corporate and government issuers located in and outside of the United States with a focus on issuers rated below investment grade. The investment policies and strategies of the Acquiring Fund are described in more detail below.

Each Fund’s investment objective(s) are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and, if applicable, preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Under normal conditions, the Acquiring Fund will invest at least 80% of its Managed Assets in global income-producing securities including, but not limited to, corporate debt securities, mortgage- and asset-backed securities, preferred securities, secured and unsecured loans and convertible debt securities. Under normal conditions, the Acquiring Fund will invest at least 65% of its Managed Assets in securities that at the time of investment are rated below investment grade or that are unrated but judged by Nuveen Asset Management to be of comparable quality. These securities are commonly referred to as “high-yield” securities or “junk bonds” and generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. Accordingly, the net asset value of the Acquiring Fund may have a relatively high level of volatility. High-yield security issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies that have been downgraded from investment-grade status because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and government or corporate issuers with heavy debt loads.

There is no limitation on the average maturity or average effective duration of securities held by the Acquiring Fund.

The Acquiring Fund may invest without limitation in securities of issuers located outside of the United States. Under normal market conditions, the Acquiring Fund will invest at least 40% of its Managed Assets in securities of issuers located outside of the United States. In addition, under normal market conditions, no more than 25% of the Acquiring Fund’s Managed Assets may be invested in securities of issuers located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth.

In order to limit exposure to non-U.S. currencies, under normal market conditions, no more than 15% of the Acquiring Fund’s Managed Assets may be invested in unhedged securities denominated in currencies other than the U.S. dollar.

The Acquiring Fund may invest in other investment companies that invest primarily in securities of the types in which the Acquiring Fund may invest directly to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemptive orders issued by the SEC.

In selecting the securities in which the Acquiring Fund invests, Nuveen Asset Management employs a “bottom up” approach to investing. This means that Nuveen Asset Management seeks to devote a large part of its resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify value in the market, resulting in investments in securities that Nuveen Asset Management believes are underpriced relative to other comparable investments. Positions are sold in anticipation of credit deterioration or when Nuveen Asset Management believes that a security is overpriced relative to other comparable investments.

The Acquiring Fund may use the following derivative instruments and other investment techniques: options, futures contracts, options on futures contracts, swaps (including interest rate swaps, credit default swaps and currency swaps), options on swaps, foreign currencies, forward contracts and options on foreign currencies and options on foreign currencies. The Acquiring Fund’s use of currency-related derivative instruments and other investment techniques will be limited to hedging purposes only. The Acquiring Fund may use other derivative instruments and other investment techniques for duration management or otherwise in an effort to increase the Fund’s yield or to enhance returns.

Under normal circumstances, the Acquiring Fund will invest no more than 10% of its Managed Assets in U.S. dollar cash or cash equivalents. During temporary defensive periods, the Acquiring Fund may deviate from its investment objectives and invest all or any portion of its assets in U.S. dollar cash or cash equivalents, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Acquiring Fund may not pursue or achieve its investment objectives. In addition, upon Nuveen Asset Management’s recommendation that a change would be in the best interests of the Acquiring Fund and upon concurrence by Nuveen Fund Advisors, and subject to approval by the Board, Nuveen Asset Management may deviate from the investment guidelines discussed herein.

There is no assurance that the Acquiring Fund will achieve its investment objective.

PORTFOLIO COMPOSITION

In addition to and supplementing the Joint Proxy Statement/Prospectus, the Acquiring Fund’s portfolio will be composed of the investments described below.

Non-U.S. Government and Supranational Debt Securities, Including Emerging Markets Investments.    The Acquiring Fund may invest in debt securities of governmental issuers in all countries, including emerging market countries. These debt securities may include: fixed-income securities issued or guaranteed by governments and governmental agencies or instrumentalities; fixed-income securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness;

participations in loans between governments and financial institutions; or fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Acquiring Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rate and the extent of its non-U.S. reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its export in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from non-U.S. trade to service its external debt, it may need to depend on continuing loans and aid from non-U.S. governments, commercial banks and multinational organizations. There may be no bankruptcy proceedings similar to those in the United States by which defaulted interest may be collected.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

U.S. Government Securities.    U.S. government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Acquiring Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. government securities. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, the Student Loan Marketing Association, the United States Postal Service, the Small Business Administration, the Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Because the U.S. government generally is not obligated to provide support to its instrumentalities, the Acquiring Fund will invest in obligations issued by these instrumentalities only if the Adviser determines that the credit risk with respect to such obligations is minimal.

Corporate Debt Securities.    Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

Below Investment Grade Securities.    The Acquiring Fund may invest in below investment grade securities. Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities. Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-grade security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Acquiring Fund may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Nuveen Asset Management seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Acquiring Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Acquiring Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such unrated securities, under these circumstances, may be less than the prices used in calculating the Acquiring Fund’s net asset value.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Acquiring Fund may have greater difficulty selling its portfolio securities. The Acquiring Fund will be more dependent on Nuveen Asset Management’s research and analysis when investing in below investment grade securities. Nuveen Asset Management seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

A general description of the ratings of securities by Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings Inc. (“Fitch”) is set forth in Appendix A to this SAI. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating lower-grade securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-grade securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Nuveen Asset Management does not rely solely on credit ratings when selecting securities for the Acquiring Fund, and develops its own independent analysis of issuer credit quality.

The Acquiring Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or Nuveen Asset Management downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Nuveen Asset Management may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt instruments.

Preferred Stock.    Preferred stock, which generally pays fixed or adjustable rate dividends or interest to investors, has preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred stock before paying any dividends on its common stock. On the other hand, preferred stock is junior to all forms of the company’s debt, including both senior and subordinated debt. Because of its subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without adverse consequences to the issuer, and certain other features, preferred stock is often treated as an equity-like instrument by both issuers and investors, as its quality and value is heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

Mortgage-Backed Securities.    A mortgage-backed security is a type of pass-through security backed by an ownership interest in a pool of mortgage loans. The Acquiring Fund may invest in mortgage-backed securities guaranteed by, or secured by collateral that is guaranteed by, the United States government, its agencies, instrumentalities or sponsored corporations. It also may invest in privately issued mortgage-backed securities, including commercial mortgage-backed securities. A commercial mortgage-backed security is a type of mortgage-backed security that is secured by the loans on commercial properties. Similar to a mortgage-backed security, the ownership interest of a commercial mortgage-backed security is in a pool of mortgages on commercial property.

Real Estate Investment Trusts (“REITs”).    REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in common stock, preferred stock, debt securities and convertible securities issued by REITs.

Convertible Securities.    The Acquiring Fund may invest in convertible securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred to securities, until the securities mature or are redeemed, converted or exchanged.

Loans.    The Acquiring Fund may invest in fixed and floating rate loans. Loans may include senior loans and secured and unsecured junior loans, including subordinated loans, second lien or more junior loans and bridge loans. Loans are typically arranged through private negotiations between borrowers in the United States or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations and one or more financial institutions and other lenders. The Fund may invest in loans by purchasing assignments of all or a portion of loans or loan participations from third parties.

Asset-Backed Securities.    The Acquiring Fund may invest in asset-backed securities. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a “true sale” to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively “passed through” to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, automobile loans or leases, and time shares, though other types of receivables or assets also may be used.

Other Investment Companies.    The Acquiring Fund may invest in securities of other investment companies, including open- or closed-end investment companies and exchange-traded funds (“ETFs”) that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Acquiring Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Acquiring Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market. As an investor in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies. Nuveen Asset Management will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Acquiring Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the leverage risks. Leverage risks related to an investment in the securities of a leveraged investment company include the likelihood of greater volatility of the net asset value and market price of the investment company’s shares.

Derivatives

Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices. The Acquiring Fund may use the following derivative instruments and other investment techniques: options, futures contracts, options on futures contracts, swaps (including interest rate swaps, credit default swaps and currency swaps), options on swaps, foreign currencies, forward contracts and options on foreign currencies and options on foreign currencies, all of which are described in more detail below. The Acquiring Fund’s use of these derivative instruments will be limited to hedging purposes (that is, for the purpose of reducing risk to the Fund). The Acquiring Fund may not use these derivative instruments for speculative purposes or otherwise in an effort to increase the Fund’s yield or to enhance returns.

Derivatives permit the Acquiring Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on the Acquiring Fund’s performance.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. If the Acquiring Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Acquiring Fund also could experience losses or limit its gains if the performance of its derivatives is poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund is unable to liquidate its position because of an illiquid secondary market. The market for derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter (“OTC”) market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in OTC derivatives have no such protection. Each party to an OTC derivative bears the risk that its direct counterparty will default. In addition, OTC derivatives may be less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

The particular derivative instruments the Acquiring Fund can use are described below. The Acquiring Fund’s portfolio managers may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by the Fund will succeed. The Acquiring Fund may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

Futures and Options on Futures.    The Acquiring Fund may buy and sell futures contracts that relate to: (1) interest rates, (2) debt securities, (3) bond indices and (4) foreign currencies. The Acquiring Fund also may buy and write options on the futures contracts in which it may invest (“futures options”) and may write straddles, which consist of a call and a put option on the same futures contract. When writing a call option, the Acquiring Fund must either segregate liquid assets with a value equal to the fluctuating market value of the optioned futures contract, or the Fund must own an option to purchase the same futures contract having an exercise price that is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. When writing a put option, the Acquiring Fund must segregate liquid assets in an amount not less than the exercise price, or own a put option on the same futures contract where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. When the Acquiring Fund writes a straddle, sufficient assets will be segregated to meet the Fund’s immediate obligations.

The Acquiring Fund may segregate the same liquid assets for both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Acquiring Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.” The Acquiring Fund may only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, index, interest rate, currency or commodity (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Acquiring Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Acquiring Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Acquiring Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Acquiring Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Acquiring Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Acquiring Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs, and the Acquiring Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true. Futures options possess many of the same characteristics as options on securities, currencies and indices (discussed below under “—Options Transactions”).

Limitations on the Use of Futures, Options on Futures and Swaps.    The Acquiring Fund will limit its direct investments in futures, options on futures and swaps to the extent necessary for the Adviser to claim the exclusion from regulation as a commodity pool operator with respect to each Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, each Fund will limit its trading activity in futures, option on futures and swaps (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

•

Aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Acquiring Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

•

Aggregate net notional value of its futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Acquiring Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

With respect to the Acquiring Fund, Nuveen Fund Advisors has filed a notice of eligibility for exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act and therefore is not subject to registration or regulation as a commodity pool operator thereunder. The requirements for qualification as a regulated investment company may also limit the extent to which the Acquiring Fund may invest in futures, options on futures and swaps. See “Federal Income Tax Matters.”

Risks Associated with Futures and Futures Options.    There are risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in a loss in excess of the amount invested in the futures contract.

If futures are used for hedging purposes, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying financial instruments that are being hedged. This could result from differences between the financial instruments being hedged and the financial instruments underlying the standard contracts available for trading (e.g., differences in interest rate levels, maturities and the creditworthiness of issuers). In addition, price movements of futures contracts may not correlate perfectly with price movements of the financial instruments underlying the futures contracts due to certain market distortions.

Successful use of futures by the Acquiring Fund also is subject to Nuveen Asset Management’s ability to predict correctly movements in the direction of the relevant market. For example, if the Acquiring Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Acquiring Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Acquiring Fund may have to sell such securities at a time when it may be disadvantageous to do so.

There can be no assurance that a liquid market will exist at a time when the Acquiring Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Forward Currency Contracts and other Foreign Currency Transactions.    A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, the Acquiring Fund is subject to the credit and performance risk of the counterparties to such contracts.

The following summarizes the principal currency management strategies involving forward contracts that may be used by the Acquiring Fund. The Acquiring Fund also may use currency futures contracts and options thereon (see “—Futures and Options on Futures” above), put and call options on foreign currencies (see “—Options Transactions” below) and currency swaps (see “—Swap Transactions” below) for the same purposes.

Transaction Hedges.    When the Acquiring Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might wish to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Acquiring Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction at a fixed amount of U.S. dollars per unit of the foreign currency. This is known as a “transaction hedge.” A transaction hedge will protect the Acquiring Fund against a loss from an adverse change in the currency exchange rate during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payment is made or received. Forward contracts to purchase or sell a foreign currency may also be used by the Acquiring Fund in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by Nuveen Asset Management. This strategy is sometimes referred to as “anticipatory hedging.”

Position Hedges.    The Acquiring Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is known as a “position hedge.” When the Acquiring Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency. When the Acquiring Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Acquiring Fund could enter into a forward contract to sell a different foreign currency for a fixed

U.S. dollar amount if the Fund believes that the U.S. dollar value of that foreign currency will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. This is referred to as a “crosshedge.”

Shifting Currency Exposure.    The Acquiring Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if the Acquiring Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency.

Risks Associated with Forward Currency Transactions.    Nuveen Asset Management’s decision whether to enter into foreign currency transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a currency management strategy, if undertaken, would be successful. To the extent that Nuveen Asset Management’s view regarding future exchange rates proves to have been incorrect, the Acquiring Fund may realize losses on its foreign currency transactions.

Even if a foreign currency hedge is effective in protecting the Acquiring Fund from losses resulting from unfavorable changes in exchange rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates.

Options Transactions.    To the extent set forth below, the Acquiring Fund may purchase put and call options on specific securities (including groups or “baskets” of specific securities), interest rates, bond indices and/or foreign currencies. Options on futures contracts are discussed above under “—Futures and Options on Futures.”

Options on Securities.    The Acquiring Fund may purchase put and call options on securities it owns or has the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the “exercise price”) at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the “premium” paid by the purchaser for the right to sell or buy.

The Acquiring Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Acquiring Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, the Acquiring Fund may purchase call options to protect against an increase in the price of securities that the Fund anticipates purchasing in the future, a practice sometimes referred to as “anticipatory hedging.” The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Acquiring Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

Options on Interest Rates and Indices.    The Acquiring Fund may purchase put and call options on interest rates and on bond indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

Options on Currencies.    The Acquiring Fund may purchase put and call options on foreign currencies. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect the Acquiring Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Acquiring Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Acquiring Fund’s gain would be offset in part by the premium paid for the option. Similarly, if the Acquiring Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Acquiring Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

Expiration or Exercise of Options.    If an option written by the Acquiring Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Acquiring Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Acquiring Fund desires.

The Acquiring Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Acquiring Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Acquiring Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.

Risks Associated with Options Transactions.    There are several risks associated with options transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

When the Acquiring Fund purchases a put or call option, it risks a total loss of the premium paid for the option, plus any transaction costs, if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Acquiring Fund seeks to close out an option position. If the Acquiring Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Acquiring Fund were unable to close out a call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. There is also a risk that, if restrictions on exercise were imposed, the Acquiring Fund might be unable to exercise an option it had purchased.

With respect to options written by the Acquiring Fund, during the option period, the call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Swap Transactions.    The Acquiring Fund may enter into total return, interest rate, currency and credit default swap agreements and interest rate caps, floors and collars. The Acquiring Fund may also enter into options on permitted types of swap agreements and in bonds issued by special purpose entities that are backed by a pool of swaps.

The Acquiring Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against an increase in the price of securities the Acquiring Fund anticipates purchasing at a later date or to reduce risk arising from the ownership of a particular security or instrument.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Acquiring Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and the Fund will segregate assets determined to be liquid by Nuveen Asset Management for any accrued but unpaid net amounts owed to a swap counterparty.

Interest Rate Swaps, Caps, Collars and Floors.    Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Acquiring Fund against interest rate movements exceeding given minimum or maximum levels.

Currency Swaps.    A currency swap is an agreement between two parties to exchange equivalent fixed amounts in two different currencies for a fixed period of time. The exchange of currencies at the inception date of the contract takes place at the current spot rate. Such an agreement may provide that, for the duration of the swap, each party pays interest to the other on the received amount at an agreed upon fixed or floating interest rate. When the contract ends, the parties re-exchange the currencies at the initial exchange rate, a specified rate, or the then current spot rate. Some currency swaps may not provide for exchanging currencies, but only for exchanging interest cash flows.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Acquiring Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by a portfolio manager to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Acquiring Fund may enter into credit default swap agreements either as a buyer or a seller. The Acquiring Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds, loans or market segments which it does not own. The Acquiring Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds, loans or market segments without investing directly in those bonds, loans or market segments.

As the buyer of protection in a credit default swap, the Acquiring Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Acquiring Fund. Thus, the cost to the Acquiring Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Acquiring Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Acquiring Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Acquiring Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Acquiring Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Acquiring Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Acquiring Fund is subject to investment exposure on the notional amount of the swap. Thus, the Acquiring Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Options on Swaps.    An option on a swap is a contracts that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Acquiring Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Acquiring Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Acquiring Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Acquiring Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions.    The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Nuveen Asset Management is incorrect in its forecasts of default risks, market spreads or other applicable factors the investment performance of the Acquiring Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Acquiring Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Acquiring Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which the Acquiring Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Acquiring Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Acquiring Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Other Investments

Repurchase Agreements.    The Acquiring Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Acquiring Fund will enter into repurchase agreements only with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the collateral to at least that of the repurchase price, including interest.

When-Issued and Delayed Delivery Transactions.    The Acquiring Fund may purchase and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Acquiring Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets that provide taxable income for federal income tax purposes is includable in the taxable income of the Acquiring Fund. The Acquiring Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

Illiquid Securities.    The Acquiring Fund may invest without limit in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Acquiring Fund should be in a position where more than 15% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Short-Term Debt Securities.    Under normal circumstances, the Acquiring Fund will invest no more than 10% of its Managed Assets in short-term investment grade debt securities. During temporary defensive periods, the Acquiring Fund may deviate from its investment objective and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Acquiring Fund may not pursue or achieve its investment objective. In addition, upon Nuveen Asset Management’s recommendations that a change would be in the best interests of the Acquiring Fund and upon concurrence by Nuveen Fund Advisors, and subject to approval of the Board, Nuveen Asset Management may deviate from its investment guidelines. Short-term investment grade debt securities are defined to include, without limitation, the following:

(1)	U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)	Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Acquiring Fund may not be fully insured.

(3)	Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to purchase back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral.

If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the U.S. Bankruptcy Code.

(4)	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. Nuveen Asset Management will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Portfolio Trading and Turnover Rate.    Portfolio trading may be undertaken to accomplish the investment objective of the Acquiring Fund. In addition, a security may be sold and another with similar characteristics purchased at approximately the same time to take advantage of what Nuveen

Asset Management believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security may also be sold when Nuveen Asset Management anticipates a change in the price of such security, Nuveen Asset Management believes the price of a security has reached or is near a realistic maximum, or there are other securities that Nuveen Asset Management believes are more attractive given the Acquiring Fund’s investment objective.

The Acquiring Fund may engage in portfolio trading when considered appropriate, but short-term trading in the Fund’s equity portfolio will not be used as the primary means of achieving the Fund’s investment objective. While there can be no assurance thereof, the Acquiring Fund anticipates that its annual portfolio turnover rate will generally not exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of Nuveen Asset Management, investment considerations warrant such action. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Acquiring Fund may exceed 50% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Acquiring Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares of such Fund. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

Each Fund may not, as applicable:

1.	Issue Senior Securities

a.	Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), other than (i) preferred shares that immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness that immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below.

Applies to: Global Income Opportunities and Diversified Currency Opportunities

b.	Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), except as permitted by the 1940 Act.

Applies to: Acquiring Fund

2.	Borrow Money

Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

Applies to: Global Income Opportunities, Diversified Currency Opportunities and Acquiring Fund

3.	Act as An Underwriter

a.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating adjustable rate senior loans.

Applies to: Global Income Opportunities and Diversified Currency Opportunities

b.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities.

Applies to: Acquiring Fund

4.	Concentrate in Any One Industry

a.	Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term “issuer” shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation.

Applies to: Global Income Opportunities and Diversified Currency Opportunities

b.	Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

Applies to: Acquiring Fund

5.	Buy or Sell Real Estate

a.	Purchase or sell real estate, except that this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

Applies to: Diversified Currency Opportunities

b.	Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans in which the Fund may invest are considered to be interests in real estate; and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

Applies to: Global Income Opportunities and Acquiring Fund

6.	Buy or Sell Commodities

a.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities.

Applies to: Diversified Currency Opportunities

b.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, or except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans in which the Fund may invest are considered to be interests in commodities, and this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities.

Applies to: Global Income Opportunities and Acquiring Fund

7.	Lending

Make loans, except as permitted by the 1940 Act, and exemptive orders granted under the 1940 Act.

Applies to: Global Income Opportunities, Diversified Currency Opportunities and Acquiring Fund

8.	Invest More than 5% in an Issuer

a.	Purchase any securities (other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities of one issuer.

Applies to: Global Income Opportunities and Diversified Currency Opportunities

b.	With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States government or by its agencies or instrumentalities, and securities issued by other investment companies), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

Applies to: Acquiring Fund

*	The table presents the fundamental investment restrictions of each Fund as they appear in the respective Fund’s initial registration statement or, where applicable, as adopted or amended with shareholder approval. Accordingly, the use of certain defined terms in the table does not necessarily correspond with defined terms used elsewhere in this SAI.

With respect to restrictions 1 and 2, Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities. With respect to restriction 2, Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets. With respect to restriction 7, Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Funds, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company.

For the purpose of applying the limitation set forth in investment restriction number 8 above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

Subject to certain exemptions under the 1940 Act, each Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, each Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent each Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to leverage risks described herein.

In addition to the foregoing fundamental investment policies, the Funds are also subject to the following non-fundamental restrictions and policies, which may be changed by the Board.

Each of Global Income Opportunities and the Acquiring Fund may not:

(1)        Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)        Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. The Fund will rely on representations of borrowers in loan agreements in determining whether such borrowers are investment companies.

(3)        Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

Diversified Currency Opportunities may not:

(1)        Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)        Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

(3)        Purchase securities of companies for the purpose of exercising control.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Funds may be subject to certain restrictions imposed by either guidelines of one or more credit rating agencies that may issue ratings for preferred shares, commercial paper or notes, or, if a Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on a Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Adviser and/or the Sub-Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objective(s) and policies. A copy of the current Rating Agency Guidelines will be provided to any holder of preferred shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Portfolio Turnover

Each Fund may engage in portfolio trading when considered appropriate. Although the Funds cannot accurately predict their annual portfolio turnover rates, no Fund’s annual portfolio turnover rate is expected to exceed 100% under normal circumstances. The Funds do not expect to engage in significant short-term trading.

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.

For the fiscal years ended December 31, 2013 and December 31, 2012, the portfolio turnover rates of the Target Funds were as follows:

Fund	2013	2012
Global Income Opportunities	72%	93%
Diversified Currency Opportunities	86%	117%

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes. See “Federal Income Tax Matters.”

MANAGEMENT OF THE FUNDS

Investment Adviser

Nuveen Fund Advisors, LLC is the investment adviser to each Target Fund and will serve as investment adviser to the Acquiring Fund following the Mergers. Nuveen Fund Advisors is responsible for overseeing each Fund’s overall investment strategy and asset allocation decisions. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high net-worth investors as well as the consultants and financial advisers who serve them. Nuveen Investments markets its specialized investment solutions under the high-quality brands of NWQ Investment Management Company, LLC, Nuveen Asset Management, Santa Barbara Asset Management, LLC, Symphony Asset Management, LLC, Tradewinds Global Investors, LLC, Gresham Investment Management, LLC and Winslow Capital Management, LLC.

Nuveen Investments is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement to acquire Nuveen Investments from the investor group led by MDP. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the TIAA-CREF Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place. See “Proposal No. 3” in the Joint Proxy Statement/Prospectus.

The total dollar amounts paid to Nuveen Fund Advisors by each Target Fund under each Target Fund’s Investment Management Agreement for the last three fiscal years are as follows:

Global Income Opportunities	2013	2012	2011
Gross Advisory Fees	$1,679,414	$1,325,791	$1,299,571
Waiver	—	—	—

Net Advisory Fees	$1,679,414	$1,325,791	$1,299,571

Diversified Currency Opportunities	2013	2012	2011
Gross Advisory Fees	$5,530,643	$5,518,533	$5,923,645
Waiver	—	—	—

Net Advisory Fees	$5,530,643	$5,518,533	$5,923,645

Sub-Adviser

Nuveen Fund Advisors has selected its wholly-owned subsidiary, Nuveen Asset Management, LLC to serve as a sub-adviser to each of the Target Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management. Nuveen Asset Management, an affiliate of Nuveen Investments, is organized as a Delaware limited liability company, and its sole managing member is Nuveen Fund Advisors. The business address of Nuveen Asset Management is 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors has also selected Nuveen Asset Management to serve as a sub-adviser to the Acquiring Fund following the Mergers pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management.

Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee equal to 44.4444% of each Target Fund’s net advisory fees. The total dollar amount paid to Nuveen Asset Management by Nuveen Fund Advisors with respect to Global Income Opportunities and Diversified Currency Opportunities for the fiscal year ended December 31, 2013 was $746,406 and $2,458,061, respectively. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Following the Mergers, Nuveen Fund Advisors will pay Nuveen Asset Management a portfolio management fee equal to 44.4444% of the Acquiring Fund’s net advisory fees. Nuveen Fund Advisors and Nuveen Asset Management will retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management.

Steve Lee, CFA, and Timothy A. Palmer, CFA, of Nuveen Asset Management are the portfolio managers of each Target Fund. Mr. Palmer, John T. Fruit, CFA, and Jeffrey T. Schmitz, CFA, will be the portfolio managers of the Acquiring Fund after the closing of the Mergers.

In addition to managing the Funds, as applicable, Messrs. Lee, Palmer, Fruit and Schmitz are also primarily responsible for the day-to-day portfolio management of the following accounts:

Nuveen Global Income Opportunities Fund

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts(1)
Steve Lee	Registered Investment Company	2	$577 million
	Other Pooled Investment Vehicles	0	N/A
	Other Accounts	0	N/A

Timothy A. Palmer	Registered Investment Company	5	$1.83 billion
	Other Pooled Investment Vehicles	1	$62.6 million
	Other Accounts	7	$493 million

John T. Fruit	Registered Investment Company	[—]	$[—]
	Other Pooled Investment Vehicles	[—]	$[—]
	Other Accounts	[—]	$[—]

Jeffrey T. Schmitz	Registered Investment Company	[—]	$[—]
	Other Pooled Investment Vehicles	[—]	$[—]
	Other Accounts	[—]	$[—]

(1)	Assets are as of December 31, 2013. None of the assets in these accounts are subject to an advisory fee based on performance.

Nuveen Diversified Currency Opportunities Fund

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts(1)
Steve Lee	Registered Investment Company	2	$202.6 million
	Other Pooled Investment Vehicles	0	N/A
	Other Accounts	0	N/A

Timothy A. Palmer	Registered Investment Company	5	$1.45 billion
	Other Pooled Investment Vehicles	1	$62.6 million
	Other Accounts	7	$493 million

John T. Fruit	Registered Investment Company	[—]	$[—]
	Other Pooled Investment Vehicles	[—]	$[—]
	Other Accounts	[—]	$[—]

Jeffrey T. Schmitz	Registered Investment Company	[—]	$[—]
	Other Pooled Investment Vehicles	[—]	$[—]
	Other Accounts	[—]	$[—]

(1)	Assets are as of December 31, 2013. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation

The compensation of Messrs. Lee, Palmer, Fruit and Schmitz consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base Pay.    Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual Cash Bonus.    Messrs. Lee, Palmer, Fruit and Schmitz are eligible for an annual cash bonus based on pre-tax investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of a portfolio manager’s annual cash bonus is based on a Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for a Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by the portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing the portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term Incentive Compensation.    Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

Conflicts of Interest.    Actual or apparent conflicts of interest may arise when a portfolio manager has day-today management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities.    The following table sets forth the dollar range of equity securities beneficially owned by the Funds’ portfolio managers as of December 31, 2013:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Global Income Opportunities	Dollar Range of Equity Securities Beneficially Owned in Diversified Currency Opportunities	Dollar Range of Equity Securities Beneficially Owned in the Acquiring Fund
Steve Lee	$10,000-$50,000	$10,000-$50,000	N/A
Timothy A. Palmer	$50,001-$100,000	$10,000-$50,000	N/A
John T. Fruit	N/A	N/A	N/A
Jeffrey T. Schmitz	N/A	N/A	N/A

Unless earlier terminated as described below, each Target Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2015, and the Acquiring Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2015. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

The Funds, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, that essentially prohibit certain of their personnel, including the Funds’ portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. The codes of ethics of the Funds, Nuveen Fund Advisors, Nuveen Asset Management and Nuveen Investments can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

Each Fund is responsible for voting proxies on securities held in its portfolio. When a Fund receives a proxy, the decision regarding how to vote such proxy will be made by its Sub-Adviser in accordance with its proxy voting procedures.

Each Target Fund has delegated, and the Acquiring Fund will delegate, to Nuveen Asset Management the authority to vote all proxies relating to the Fund’s portfolio securities pursuant to its proxy voting policies and procedures. Nuveen Asset Management’s proxy voting policies and procedures are set forth in Appendix B to this SAI.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800)  257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board, Nuveen Asset Management is responsible for decisions to purchase and sell securities for the Funds, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Funds of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market, but the prices paid by the Funds usually include an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Nuveen Asset Management’s obligation to obtain best qualitative execution. In certain instances, the Funds may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates or affiliates of Nuveen Asset Management except in compliance with the 1940 Act.

It is Nuveen Asset Management’s policy to seek the best execution under the circumstances of each trade. Nuveen Asset Management will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. While Nuveen Asset Management will be primarily responsible for the placement of the business of the Funds, Nuveen Asset Management’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Funds.

Nuveen Asset Management may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Funds and that may have investment objectives similar to those of the Funds. Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by each Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Nuveen Asset Management reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from Nuveen Asset Management’s management outweigh any disadvantage that may arise from Nuveen Asset Management’s larger management activities and its need to allocate securities.

The following table sets forth the aggregate amount of brokerage commissions paid by the Target Funds for the last three fiscal years:

	2013	2012	2011
Global Income Opportunities	$11,407	$4,833	$1,674
Diversified Currency Opportunities	$11,829	$0	$0

Substantially all of the Target Funds’ trades are effected on a principal basis, and it is expected that substantially all of the Acquiring Fund’s trades will be effected on a principal basis.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Acquiring Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Acquiring Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Acquiring Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Acquiring Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, the NYSE MKT or elsewhere, or (b) impair the Acquiring Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s taxable income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, the NYSE MKT or elsewhere, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by U.S. or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Acquiring Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Acquiring Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Acquiring Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Acquiring Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Acquiring Fund’s common and preferred shares, if any, voting as a single class, and approval of the holders of at least two-thirds of the Fund’s preferred shares, if any, voting together as a single class, unless the conversion has been approved by the requisite vote of the Board Members, in which case a majority vote of the requisite holders would be required. See the Joint Proxy Statement/Prospectus under “Additional Information About the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Acquiring Fund to an open-end investment company. If the Acquiring Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE, the NYSE MKT or elsewhere, and the Fund’s preferred shares, if any, would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board may at any time propose conversion of the Acquiring Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Acquiring Fund’s common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of a Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in a Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting a Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in a Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Acquiring Fund intends to elect, and each Target Fund has elected, to be treated, and each Fund intends to qualify each year, as a regulated investment company under Subchapter M of the

Internal Revenue Code of 1986, as amended (the “Code”). To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code (“qualifying income”); (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest. The requirements for qualification as a regulated investment company may significantly limit the extent to which a Fund may invest in some investments.

Each Fund believes that its investment strategies will generate qualifying income under current U.S. federal income tax law. The Code, however, expressly gives the U.S. Treasury Department authority to issue regulations that would exclude non-U.S. currency gains from qualifying income if such gains are not directly related to a fund’s business of investing in stocks or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future that would treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby jeopardizing the Fund’s qualification as a regulated investment company for all years to which such regulations are applicable.

If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gain and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund may retain for investment its net capital gain. However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gain not otherwise retained by the Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Each Fund’s investments may be subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash and/or (v) adversely alter the characterization of certain Fund investments or distributions. For example, each Fund expects to enter into transactions that would be treated as “Section 1256 Contracts” under the Code. In general, a Fund would be required to treat any Section 1256 Contracts as if they were sold for their fair market value at the end of the Fund’s taxable year, and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though the Fund did not actually sell the contract and receive cash. Forty percent of such gain or loss would be treated as short-term capital gain or loss and sixty percent of such gain or loss would be treated as long-term capital gain or loss.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Fund elects to include the market discount in taxable income as it accrues.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Each Fund will pursue its investment objective in part by entering into various foreign currency contracts, including forward contracts, futures contracts, options, swaps, and other derivative instruments. Under Section 988 of the Code, any gain or loss from entering into or acquiring certain financial instruments attributable to fluctuations in exchange rates that occur between the date of acquisition and the date of settlement or disposition of such instruments generally would be treated as ordinary income or loss. A Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency contracts to the extent (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.

A Fund’s foreign currency contracts may qualify as Section 1256 Contracts if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. As discussed above, gains and losses from Section 1256 Contracts are generally marked to market annually and are characterized as long-term capital gains or losses to the extent of 60% thereof and as short-term capital gains or losses to the extent of 40% thereof. If a Fund elects out of Section 988 (as described in the preceding paragraph) with respect to its foreign currency contracts that qualify as Section 1256 Contracts, the tax treatment generally applicable to Section 1256 Contracts will apply to such contracts. If a Fund elects out of Section 988 with respect to any of its foreign currency contracts that do not qualify as Section 1256 Contracts, such contracts will not be marked to market annually and the Fund will recognize short-term or long-term capital gain or loss depending on the Fund’s holding period therein.

Any gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities are generally treated as ordinary income or loss. In addition, foreign exchange gains realized on the sale of debt securities denominated in or by reference to a non-U.S. currency will be treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to shareholders as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to shareholders.

A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes, which could decrease the Fund’s yield on those securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. None of the Funds expect to be eligible to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund.

Option positions that are not Section 1256 Contracts are not subject to the mark-to-market treatment described above but are governed by the rules described in this paragraph. Premiums received by a Fund for writing or selling call options are not included in income at the time of receipt. Rather, gain or loss is determined at the time the options lapse, are terminated in closing transactions, or are exercised. The character of the gain or loss for such options that lapse or terminate is determined under Section 1234. If such an option lapses, the premium is short-term capital gain to a Fund. If a Fund enters into a closing transaction (including a cash settlement), the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because no Fund has control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times. With respect to a put or a call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be capital gain or loss, and will be short-term or long-term, depending upon the Fund’s holding period for the option. If such an option expires, the resulting loss is a capital loss, and will be short-term or long-term, depending upon the Fund’s holding period for the option. If such an option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security, and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Offsetting positions held by a Fund involving certain derivative instruments, such as options, forward, and futures, as well as its long and short positions in portfolio securities, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” Straddles are defined to include “offsetting positions” in actively traded personal property. For instance, a straddle can arise if a Fund writes a covered call option on a stock (i.e., a call on a stock owned by the Fund), or writes a call option on a stock index to the extent the Fund’s stock holdings (and any subset thereof) and the index on which it has written a call overlap sufficiently to constitute a straddle under applicable Treasury Regulations. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 described above. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is a Section 1256 Contract, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by a Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle can cause the holding periods to be tolled on the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the Dividends Received Deduction to fail to satisfy the applicable holding period requirements described below. Furthermore, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing and/or character of distributions to shareholders, and may result in significant differences from the amount, timing and/or character of distributions that would have been made by a Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If a Fund enters into a “constructive sale” of any appreciated financial position in its portfolio, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

If a Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement applicable to regulated investment companies and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Except for distributions of qualified dividend income (discussed below), distributions to shareholders of net investment income received by a Fund and of net short-term capital gains realized by a Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by a Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. Distributions, if any, in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset).

“Qualified dividend income” received by noncorporate shareholders is taxed for federal income tax purpose at rates equivalent to long-term capital gain tax rates, which reach a maximum of 20%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. As long as a Fund qualifies as a regulated investment company under the Code, it is not expected that a significant part of its distributions to shareholders from its investments will qualify as qualified dividend income in the case of noncorporate shareholders or for the Dividends Received Deduction available to corporate shareholders.

The tax character of dividends and distributions is the same for federal income tax purposes whether reinvested in additional shares of a Fund or paid in cash.

If a Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Fund’s ability to make distributions on its common shares and/or preferred shares, if any, until the asset coverage is restored. These limitations could prevent a Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, a Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares, if any, in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. Each Fund endeavors to avoid restrictions on its ability to distribute dividends.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year declared.

The sale, redemption or exchange of shares of a Fund normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss. The ability to deduct capital losses may be subject to other limitations under the Code.

Certain non-corporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes dividends and net capital gain distributions received from a Fund and net gains from taxable dispositions of Fund shares. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Each Fund may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding percentage is 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty).

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption or exchange of Fund shares. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

EXPERTS

The financial statements of the Target Funds appearing in the Funds’ Annual Report for the fiscal year ended December 31, 2013 are incorporated herein. The financial statements have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to the Target Funds. The principal business address of PricewaterhouseCoopers LLP is 1 North Upper Wacker Drive, Chicago, Illinois 60606.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT

AND REDEMPTION AND PAYING AGENT

The custodian of the assets of each Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

PRO FORMA FINANCIAL INFORMATION

(UNAUDITED)

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Services—A brief description of the applicable Standard & Poor’s Ratings Services LLC, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1.        Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.        Nature of and provisions of the obligation; and

3.        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-2

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX B

PROXY VOTING POLICIES

NUVEEN ASSET MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

EFFECTIVE DATE: JANUARY 1, 2011, AS LAST AMENDED MARCH 1, 2013

I.	General Principles

A.        Nuveen Asset Management, LLC (“NAM”) is an investment sub-adviser for certain of the Nuveen Funds (the “Funds”) and investment adviser for institutional and other separately managed accounts (collectively, with the Funds, “Accounts”). As such, Accounts may confer upon NAM complete discretion to vote proxies.1

B.        It is NAM’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters). In voting proxies, NAM also seeks to enhance total investment return for its clients.

C.        If NAM contracts with another investment adviser to act as a sub-adviser for an Account, NAM may delegate proxy voting responsibility to the sub-adviser. Where NAM has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by NAM.

D.        NAM’s Proxy Voting Committee (“PVC”) provides oversight of NAM’s proxy voting policies and procedures, including (1) providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws; and (2) approving the proxy voting policies and procedures.

II.	Policies

The PVC after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth NAM’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS policies, NAM maintains the fiduciary responsibility for all proxy voting decisions.

III.	Procedures

A.        Supervision of Proxy Voting. Day-to-day administration of proxy voting may be provided internally or by a third-party service provider, depending on client type, subject to the ultimate oversight of the PVC. The PVC shall supervise the relationships with NAM’s proxy voting services, ISS, for Funds and institutional accounts, and Broadridge Financial Solutions, Inc. (“Broadridge”), for separately managed accounts (“SMAs”). ISS and Broadridge apprise Investment Operations of shareholder meeting dates, and cast the actual proxy votes. ISS also provides research on proxy proposals and voting recommendations. ISS and Broadridge serve as NAM’s proxy voting record keepers and generate reports on how proxies were voted.

[1]	NAM does not vote proxies where a client withholds proxy voting authority, and in certain non-discretionary and model programs NAM votes proxies in accordance with its policies and procedures in effect from time to time. Clients may opt to vote proxies themselves, or to have proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

B.        Conflicts of Interest.

1.        The following relationships or circumstances may give rise to conflicts of interest:2

a.        The issuer or proxy proponent (e.g., a special interest group) is Madison Dearborn Partners, a private equity firm and affiliate of NAM (“MDP”), or a company that controls, is controlled by or is under common control with MDP.

b.        The issuer is an entity in which an executive officer of NAM or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) an executive officer or director.

c.        The issuer is a registered or unregistered fund for which NAM or another Nuveen adviser serves as investment adviser or sub-adviser.

d.        Any other circumstances that NAM is aware of where NAM’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.

2.        NAM will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS policies, NAM believes the risk related to conflicts will be minimized.

3.        To further minimize this risk, Compliance will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

4.        In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote. The PVC shall receive voting direction from appropriate investment personnel. Before doing so, the PVC will consult with Legal to confirm that NAM faces no material conflicts of its own with respect to the specific proxy vote.

5.        If Legal concludes that a material conflict does exist for NAM, the PVC will recommend to NAM’s Compliance Committee or designee a course of action designed to address the conflict. Such actions could include, but are not limited to:

a.        Obtaining instructions from the affected client(s) on how to vote the proxy;

b.        Disclosing the conflict to the affected client(s) and seeking their consent to permit NAM to vote the proxy;

c.        Voting in proportion to the other shareholders;

[2]	A conflict of interest shall not be considered material for the purposes of these Policies and Procedures with respect to a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described in III.B.1.a.-d is present.

e.        Recusing the individual with the actual or potential conflict of interest from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

f.        Following the recommendation of a different independent third party.

6.        In addition to all of the above-mentioned and other conflicts, the Head of Equity Research, Investment Operations and any member of the PVC must notify NAM’s Chief Compliance Officer (“CCO”) of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the MDP affiliate or Fund complex with regard to how NAM should vote proxies. NAM Compliance will investigate any such allegations and will report the findings to NAM’s Compliance Committee. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the MDP affiliate, or notification of the appropriate regulatory authorities. In all cases, NAM will not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

C.        Proxy Vote Override. From time to time, a portfolio manager of an Account (a “Portfolio Manager”) may initiate action to override ISS’s recommendation for a particular vote. Any such override by a NAM Portfolio Manager (but not a sub-adviser Portfolio Manager) shall be reviewed by NAM’s Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one member of the PVC shall authorize the override. If a material conflict exists, the conflict and, ultimately, the override recommendation will be addressed pursuant to the procedures described above under “Conflicts of Interest.”

D.        Securities Lending.

1.        In order to generate incremental revenue, some clients may participate in a securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

2.        Portfolio Managers and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.

E.        Proxy Voting for ERISA Clients. If a proxy voting issue arises for an ERISA client, NAM is prohibited from voting shares with respect to any issue advanced by a party in interest of the ERISA client, and will rely on its ERISA clients to inform NAM of any actual or perceived client conflicts.

F.        Proxy Voting Records. As required by Rule 204-2 of the Investment Advisers Act of 1940, NAM shall make and retain five types of records relating to proxy voting; (1) proxy voting policies and procedures; (2) proxy statements received for client and fund securities; (3) records of votes cast on behalf of clients and funds; (4) records of written requests for proxy voting information and written responses from NAM to either a written or oral request; and (5) any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision. NAM may rely on ISS or Broadridge to make and retain on NAM’s behalf records pertaining to the rule.

G.        Fund of Funds Provision. In instances where NAM provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

H.        Legacy Securities. To the extent that NAM receives proxies for securities that are transferred into an Account’s portfolio that were not recommended or selected by it and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), NAM will generally instruct ISS or Broadridge to refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further NAM’s interest in maximizing the value of client investments. NAM may agree to an institutional account’s special request to vote a legacy security proxy, and would instruct ISS to vote such proxy in accordance with its guidelines.

I.        Terminated Accounts. Proxies received after the termination date of an Account generally will not be voted. An exception will be made if the record date is for a period in which an Account was under management or if a separately managed account (“SMA”) custodian failed to remove the account’s holdings from its aggregated voting list.

J.        Non-votes. Investment Operations shall be responsible for obtaining reasonable assurance that proxies are voted and submitted in a timely manner. It should not be considered a breach of this responsibility if NAM does not receive a proxy from ISS, Broadridge or a custodian with adequate time to analyze and direct to vote or vote a proxy by the required voting deadline.

NAM may determine not to vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, NAM may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, NAM may not to vote proxies where the voting would in NAM’s judgment result in some other financial, legal, regulatory disability or burden to the client (such as imputing control with respect to the issuer) or subject to resolution of any conflict of interest as provided herein, to NAM.

In the case of SMAs, NAM may determine not to vote securities where voting would require the transfer of the security to another custodian designated by the issuer. Such transfer is generally outside the scope of NAM’s authority and may result in significant operational limitations on NAM’s ability to conduct transactions relating to the securities during the period of transfer. From time to time, situations may arise (operational or otherwise) that prevent NAM from voting proxies after reasonable attempts have been made.

K.        Review and Reports.

1.        The PVC shall maintain a review schedule. The schedule shall include reviews of the proxy voting policy (including the policies of any sub-adviser engaged by NAM), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVC. The PVC shall review the schedule at least annually.

2.        The PVC will report to NAM’s Compliance Committee with respect to all identified conflicts and how they were addressed. These reports will include all Accounts, including those that are sub-advised. NAM also shall provide the Funds that it sub-advises with information necessary for preparing Form N-PX.

L.        Vote Disclosure to Clients. NAM’s institutional and SMA clients can contact their relationship manager for more information on NAM’s policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and NAM’s vote.

IV.	Policy Owner

PVC

V.	Responsible Parties

PVC

Closed-End Funds

Seeks High Current Income and Gains from an Enhanced Global Debt Strategy

Annual Report December 31, 2013

JGG Nuveen Global Income Opportunities Fund
JGT Nuveen Diversified Currency Opportunities Fund

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Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from its financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcomes add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider

Chairman of the Nuveen Fund Board

February 21, 2014

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen Global Income Opportunities Fund (JGG)

Nuveen Diversified Currency Opportunities Fund (JGT)

These Funds feature portfolio management by Nuveen Asset Management (NAM), LLC, an affiliate of Nuveen Investments. Steve S. Lee, CFA and Timothy A. Palmer, CFA manage these Funds.

Here they discuss general market conditions and trends, their investment strategies and the performance of the Funds during the twelve-month reporting period ended December 31, 2013.

What factors affected the U.S. economy and the equity market during the twelve-month reporting period ended December 31, 2013?

During the first part of this reporting period, widespread uncertainty about the next step for the Federal Reserve’s (Fed) quantitative easing program and the potential impact on the economy and financial markets led to increased market volatility. After surprising the market in September 2013 with its decision to wait for additional evidence of an improving economy before making any adjustments to the program, the Fed announced on December 18th that it would begin tapering its monthly bond-buying program by $10 billion (to $75 billion) in January 2014. The outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks. However, lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013, the federal budget for fiscal 2014 continued to be debated.

On October 1, 2013, the start date for fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014. At the end of the reporting period, Congress passed a federal budget deal that would guide government spending into 2015 and defuse the chances of another shutdown. In addition to the ongoing political debate over federal spending, Chairman Bernanke’s June 2013 remarks about tapering the Fed’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and about the potential impact on the economy and financial markets, leading to increased market volatility.

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 4.1%, up from 2.5% for the second quarter of 2013, continuing the pattern of positive economic growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.5% year-over-year as of December 2013, while the

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

core CPI (which excludes food and energy) increased 1.7% during the same period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Improvements in the labor markets continued to be slow, and unemployment remained above the Fed’s target of 6.5%. As of December 2013, the national unemployment rate was 6.7%, down from 7.0% in November 2013. The housing market continued to deliver good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 13.7% for the twelve months ended November 2013 (most recent data available at the time this report was prepared), the largest twelve-month percentage gain for the index since February 2006.

For much of the reporting period, low interest rates and a fairly benign macro environment caused U.S. investors to move out the risk spectrum, resulting in robust flows into U.S. equity funds. Leading U.S. stock market indexes, including the S&P 500® Index, the Dow Jones Industrial Average and the Russell 2000® Index, each hit all-time highs during the reporting period. The S&P 500® Index gained 32.39% and the Dow Jones Industrial Average gained 29.65% during the reporting period. Gold suffered its first annual decline since 2000. The Nikkei Index rose 57%, while most European developed markets generated double-digit returns. Easing money policies by the world’s central banks continued, joined by significant steps in Japan, while economic growth remained weak. Returns from most developing markets underperformed developed markets, with China and Brazil both posting negative returns for the reporting period.

What key strategies were used to manage the Funds during this twelve-month reporting period ended December 31, 2013?

Both of the Funds continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolios, as well as market conditions. The Funds’ management teams used a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. Going into the reporting period, the Funds were generally positioned for an environment of continued moderate economic growth and improving financial conditions, a posture we remained committed to during the reporting period. Nonetheless, we made shifts on an ongoing basis that were geared toward improving each Fund’s profile in response to changing conditions and valuations. These strategic moves are discussed in more detail later in this report.

During this reporting period, JGG’s investment objective of high current income and gains with a secondary objective of seeking capital preservation remained unchanged. JGG features a more traditional, multi-sector global bond strategy that invests primarily in sovereign, corporate and other types of debt from developed and emerging markets around the world. JGG intends to actively manage its country, currency, sector and interest rate exposures as market conditions change. JGG will invest at least 80% of its managed assets in global debt securities, including but not limited to global sovereign and government-related debt, domestic and foreign debt securities, U.S. government securities, residential and commercial mortgage-backed securities and asset backed securities. JGG will invest primarily in securities rated investment grade at the time of purchase, from issuers in both developed and emerging market countries.

Our constructive view of the global economy and financial stabilization continued to unfold during the reporting period, as global economic data improved, U.S. fiscal uncertainties moderated, Chinese policy visibility improved and global monetary conditions remained accommodative. As a result, our key sector and interest rate themes in the Fund remained intact, favoring corporate bonds over governments and a defensive interest rate posture. We also retained the Fund’s industry focus on financials as well as cyclically-sensitive industries within corporate bonds. Portfolio activity was centered on bottom-up credit and issue selection. We increased the Fund’s investment grade and emerging market credit exposures during the period in response to specific opportunities. We reduced the Fund’s high yield exposure as the reporting period came to a close on the heels of the segment’s strong performance in 2013. In addition, we actively repositioned currency exposures based on fundamental developments and valuation shifts, including additions to the Brazilian real,

6	Nuveen Investments

Malaysian ringgit, U.S. dollar and reductions in the Canadian dollar, Indian rupee, Korean won, Norwegian krone and Turkish lira.

JGT seeks to provide the potential for an attractive level of current income and total return. The Fund offers actively managed diversified exposure to foreign currencies and short-term global yields by investing directly and indirectly in a portfolio of short-term international government securities denominated in unhedged, non-U.S. currencies. Indirect investments in international non-U.S. government securities are made by purchasing forward currency contracts and other derivative instruments that are collateralized by direct investments in U.S. cash equivalents, including U.S. government debt and agency paper. This strategy may create the economic effect of financial leverage. JGT also actively manages both long and short currency positions in multiple currencies.

The reporting period was marked by bouts of volatility in the foreign exchange market. Throughout the reporting period, we actively repositioned the Fund’s currency exposure based on changes in valuations and fundamental economic developments. We increased focus on currency selection as the dollar is no longer in a broad based downtrend and global monetary policies respond to domestic priorities and developments. We remained underweight the Japanese yen and euro, and the Fund’s net short U.S dollar exposure was decreased. We continued to invest in countries that should benefit from improving global growth, working toward improving external balances, or implementing structural reforms. We increased our currency exposure in Brazil, Malaysia and the U.K as those currencies exhibited either attractive yields and/or improving growth. We reduced currency exposures in Canada, Chile, India, Korea, Norway and Turkey in response to changes in valuations and fundamental developments. As we experienced opportunities in the diverging economic macro fundamentals and monetary policies, the Fund ended the reporting period with short currency exposures in Japan, Canada and Korea.

How did the Funds perform during this twelve-month reporting period ended December 31, 2013?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for the Funds for the one-year, five-year and since inception periods ended December 31, 2013. For the twelve-month reporting period, the Funds’ total returns at net asset value (NAV) underperformed their respective index.

During the reporting period, JGG underperformed the Barclays Global Aggregate Bond Index. The underperformance was largely due to the negative impact of currency positioning. Currencies were volatile in the summer and early fall as the U.S. dollar declined versus the euro and the British pound, while emerging market currencies were hit amid fears of growth and rising rates. The most notable detractors were the Fund’s exposures to the Indian rupee, Turkish lira, Brazilian real and Australian dollar. Also detracting from performance was our underweight to the euro. The Fund’s exposure to the Mexican peso contributed to the performance as Mexico passed several reform measures that may attract foreign investments and increase growth potential. Also, the Fund’s significant underweight to the Japanese yen was a positive contributor to performance during the reporting period.

Interest rate positioning had mixed results, but in aggregate was a detractor in terms of the Fund’s twelve-month reporting period returns. Our overall defensive interest rate positioning globally added value as the Fund’s duration, or interest rate sensitivity, was significantly shorter than the benchmark and mid-period adjustments proved beneficial to returns. However, country selection within interest rate market positioning had a net negative impact during the reporting period. Our underweight duration in the euro zone and Japan in favor of higher yielding markets such as Mexico and South Africa was disadvantageous as rates rose less in Europe and Japan. Overweights to interest rates in smaller G-10 countries (major world economies) were partial positive offsets to the other exposures.

The improvement in credit spreads and stabilization in markets helped drive positive contribution from the Fund’s corporate bond exposure during the twelve-month reporting period. Our positioning in high yield corporate bonds was the largest positive contributor to the Fund’s performance, both through our overweight in the sector, as well as from issue selection and tactical repositioning within high yield during the reporting period. High yield was the top-performing fixed

Nuveen Investments	7

Portfolio Manager’s Comments (continued)

income sector as it benefited from strong issuer fundamentals, accommodative financing conditions, and the reduced U.S. fiscal and monetary policy uncertainty later in the reporting period represented a catalyst for risk assets. High yield investors also became more comfortable with rising Treasury yields as macro fundamentals improved. Even as Treasury rates drifted higher in November and December, the high yield asset class again managed to outperform its fixed income peers. The spread between high yield and Treasuries tightened to end the year at 428 basis points, despite what turned out to be another brisk period for high yield bond issuance.

The Fund also experienced positive performance contribution from investment grade credit. The Fund’s focus on the financial, energy and metals/mining sectors was helpful, including European bank preferreds. Emerging market credit, both investment grade and high yield, also contributed to performance.

In the current environment, income generation and interest rate risk management are key considerations. Given strong fundamentals and still attractive valuations, we are maintaining the Fund’s emphasis on investment grade and high yield credit. These sectors provide strong income generation and are defensive relative to rising interest rates. Within corporate bonds, we believe issue and credit selection can be more important drivers of performance and risk management than high level sector selection. Despite recent outperformance, financial issues continued to be attractive, as are selected cyclicals. Within investment grade, we prefer BBB-rated over A-rated industrials, given better relative value and lesser risk of re-leveraging behavior in lower rated credits.

We anticipate U.S. rates to be pressured higher as they move closer to fair value levels. Although we don’t expect a shock higher in yields, interest rate volatility could rise in response to economic developments. We are maintaining our defensive duration posture in the Fund and very limited exposure to Treasuries and mortgage-backed securities. We see value for return and diversification in selected developed foreign currencies and bonds, but with a sharp focus on market selection. We remain focused on developments in currencies, as we see the current market uncertainty creating valuation opportunities.

JGT also underperformed its Comparative Benchmark, which is a 50% blend of the Citigroup Non-U.S. World Government Bond 1-3 Year Index and JPMorgan Emerging Local Markets Index Plus. The Fund was negatively impacted by the general appreciation of the U.S. dollar, given the short dollar bias of the Fund, but the income generated by both currency and short-term bond exposures helped to mitigate some of those losses.

Currencies were very volatile in the summer and early fall as the U.S. dollar declined versus the euro and the British pound, while emerging market currencies were hit amid fears of growth and rising rates. Emerging market currencies with high current account deficits were the worst performers even as the central banks in those countries intervened to support their currencies. The largest detractor in terms of currencies was the Fund’s overweight to growth oriented currencies, which suffered from capital outflows and concerns about current account imbalances. The most notable detractors were the Fund’s exposures to the Indian rupee, Turkish lira, South African rand, Australian dollar and Brazilian real. On the other hand, the Fund’s exposure to the Mexican peso contributed to the performance as Mexico passed several reform measures that may attract foreign investments and increase growth potential.

Our currency positioning also emphasized an underweight to the euro, given fundamental economic growth headwinds faced by the region, and to the Japanese yen, in light of policy divergence from the U.S. and other domestic developments in Japan. The Fund’s significant underweight to the Japanese yen was a positive contributor to performance during the reporting period. We maintained this underweight due to fundamental reasons surrounding Japanese policy developments. As the Bank of Japan continued its efforts to lift inflation and improve economic conditions, its quantitative easing program put downward pressure on the Japanese yen. We also maintained this position to help protect the Fund’s other foreign positions from a generalized rise in the dollar. Similarly, we held an underweight to the euro for portfolio and currency specific reasons. However, the euro positioning was a drag on results throughout the reporting period as the euro appreciated amid U.S. uncertainty and stronger-than-expected European economic performance and capital inflows into the euro zone during the latter half of the reporting period.

8	Nuveen Investments

Both JGG and JGT wrote put options and purchased call options on select currencies during the reporting period in an attempt to benefit from changes in the spot values of these currencies, and we used foreign currency exchange contracts to gain exposure to selected foreign currencies, as well as in some cases to hedge the currency risk present in a foreign bond. The overall effect of both the option and foreign currency exchange contracts activities were negative during the reporting period.

Both JGG and JGT sold U.S. Treasury futures to hedge against potential increases in U.S. interest rates and purchased selected foreign bond futures to gain exposure to those markets. The effect of these activities in the period was positive. JGG also used credit default swaps as a way to take on credit risk and earn a commensurate credit spread. The effect of these contracts on the Fund’s performance was positive during the reporting period.

In JGG, we used interest rate swaps as part of an overall portfolio interest rate strategy. The effect of these contracts on the Fund’s performance was positive during the reporting period.

These derivative exposures are integrated with the overall portfolio construction and such losses and gains may be naturally related to and/or may offset impacts elsewhere in the portfolio.

Nuveen Investments	9

Fund Leverage and

Currency Investment Exposure

IMPACT OF LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of JGG relative to its benchmarks was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a negative impact on the performance of JGG during this reporting period.

JGG also continued to use interest rate swap contracts in order to hedge leverage costs. The impact on performance was positive during this reporting period.

JGT’s investment strategies did not create the economic effects of leverage for the Fund during this reporting period.

As of December 31, 2013, JGG’s percentages of leverage are shown in the accompanying table.

JGG
Effective Leverage*	33.54%
Regulatory Leverage*	31.46%

*	Effective leverage is the Fund’s effective economic leverage and includes regulatory leverage. Effective leverage attempts to measure the extent to which the return and risk of an investment in the Fund’s shares are magnified through the use of certain forms of leverage. This Fund uses leverage in the form of borrowings from a credit facility, and may also use derivatives that increase or decrease investment risk compared to the exposure level of the securities in the portfolio. This measure includes the notional value of certain of these derivatives considered to increase investment risk. The Fund’s borrowings are considered regulatory leverage as they are part of the Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

JGG’S REGULATORY LEVERAGE

Bank Borrowings

JGG employs regulatory leverage through the use of bank borrowings. As of December 31, 2013, the Fund has outstanding bank borrowings of $56,000,000.

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

THE FUNDS’ CURRENCY INVESTMENT EXPOSURE IN EXCESS OF MANAGED ASSETS

Currency investment exposure in excess of managed assets is a Fund’s net exposure to currencies other than the U.S. dollar greater than the amount of managed assets resulting from:

(i)	the purchase of non-U.S. dollar denominated securities, and

(ii)	the use of foreign exchange contracts such as forwards or options.

As of December 31, 2013, JGT’s currency investment exposure in excess of the Fund’s managed assets is as shown in the accompanying table.

JGT
Currency Investment Exposure in Excess of Managed Assets	2.71%

JGG’s investment strategies did not create currency investment exposure for the Fund that exceeded its managed assets as of the end of this reporting period.

10	Nuveen Investments

Share Information

DISTRIBUTION INFORMATION

The following information regarding each Fund’s distributions is current as of December 31, 2013. Each Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about a managed distribution program are:

—	Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund’s past or future investment performance from its current distribution rate.

—	Actual returns will differ from projected long-term returns (and therefore a Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

—	Each distribution is expected to be paid from some or all of the following sources:

—	net investment income (regular interest and dividends),

—	realized capital gains, and

—	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

—	A non-taxable distribution is a payment of a portion of a Fund’s capital. When a Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund’s returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund’s total return exceeds distributions.

—	Because distribution source estimates are updated during the year based on a Fund’s performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

Nuveen Investments	11

Share Information (continued)

The following table provides estimated information regarding each Fund’s distributions and total return performance for the fiscal year ended December 31, 2013. This information is intended to help you better understand whether the Funds’ returns for the specified time period were sufficient to meet their distributions.

As of December 31, 2013	JGG	JGT
Inception date	6/27/06	4/25/07
Fiscal year (calendar year) ended December 31, 2013:
Per share distribution:
From net investment income	$0.00	$0.00
From long-term capital gains	0.08	0.03
From short-term capital gains	0.00	0.00
Return of capital	1.06	1.03

Total per share distribution	$1.14	$1.06

Distribution rate on NAV	8.68%	8.77%
Current distribution rate*	8.60%	9.33%

Average annual total returns:
Excluding retained gain tax credit/refund***:
1-Year on NAV	(7.49)%	(10.83)%
5-Year on NAV	2.17%	2.29%
Since inception on NAV	3.46%	2.15%
Including retained gain tax credit/refund***:
1-Year on NAV	N/A	(10.83)%
5-Year on NAV	N/A	2.29%
Since inception on NAV	N/A	2.25%
*	Current distribution rate is based each Fund’s current annualized quarterly distribution divided by the Fund’s current market price. Each Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.
***	JGT elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “Including retained gain tax credit/refund” include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2008 through December 31, 2013.

12	Nuveen Investments

SHARE REPURCHASES

During November 2013, the Nuveen Funds’ Board of Directors/Trustees reauthorized the Funds’ open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of their outstanding shares.

As of December 31, 2013, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired shares as shown in the accompanying table.

	JGG	JGT
Shares Cumulatively Repurchased and Retired	95,500	3,521,500
Shares Authorized for Repurchase	935,000	4,635,000

During the current reporting period, the Funds repurchased and retired shares at a weighted average price and a weighted average discount per share as shown in the accompanying table.

	JGG	JGT
Shares Repurchased and Retired	69,600	1,962,431
Weighted Average Price Per Share Repurchased and Retired	$11.56	$10.84
Weighted Average Discount Per Share Repurchased and Retired	13.94%	15.39%

OTHER SHARE INFORMATION

As of December 31, 2013, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JGG	JGT
Share NAV	$13.13	$12.08
Share Price	$11.39	$10.08
Premium/(Discount) to NAV	(13.25)%	(16.56)%
12-Month Average Premium/(Discount) to NAV	(10.02)%	(13.38)%

Nuveen Investments	13

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. A Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund’s portfolio. Leverage typically magnifies the total return of a Fund’s portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Below-Investment Grade Risk. Investments in securities below-investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Funds to reinvest in lower-yielding securities.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Currency Risk. Changes in exchange rates will affect the value of a Fund’s investments.

Counterparty Risk. To the extent that a Fund’s derivative investments are purchased or sold in over-the-counter transactions, the Fund will be exposed to the risk that counterparties to these transactions will be unable to meet their obligations.

14	Nuveen Investments

Interest Rate Swaps Risk. The risk that yields will move in the direction opposite to the direction anticipated by a Fund, which would cause a Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance.

Forward Currency Contracts Risk. Forward currency contracts are not standardized and are substantially unregulated. Principals are not required to continue to make markets in the securities or currencies they trade and these markets can experience periods of illiquidity, sometimes of significant duration. In addition, trading forward currency contracts can have the effect of financial leverage by creating additional investment exposure.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments	15

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16	Nuveen Investments

JGG

Nuveen Global Income Opportunities Fund

Performance Overview and Holding Summaries as of December 31, 2013

Average Annual Total Returns as of December 31, 2013

	Average Annual
	1-Year	5-Year	Since Inception[1]
JGG at NAV	(7.49)%	2.17%	3.46%
JGG at Share Price	(10.97)%	2.28%	1.44%
Barclays Global Aggregate Bond Index	(2.60)%	3.91%	5.22%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Portfolio Credit Quality[2,3,4,5] (as a % of total investments)		Country Allocation[3,4,6] (as a % of total investments)		Portfolio Allocation[3,4] (as a % of total investments)

AAA/U.S. Guaranteed	2.4%	United States[6]	45.2%	Corporate Bonds	48.8%

AA	8.7%	Mexico	11.9%	Sovereign Debt	39.0%

A	28.8%	Turkey	6.4%	Asset-Backed and Mortgage-Backed Securities	4.6%

BBB	30.8%	South Africa	5.0%	$1,000 Par (or similar) Institutional Structures	4.3%

BB or Lower	25.7%	United Kingdom	5.0%	Repurchase Agreements	1.4%

N/R	3.6%	South Korea	3.5%	$25 Par (or similar) Retail Structures	1.9%

		Russia	2.6%

		Canada	2.4%

		Other	18.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Since inception returns are from 6/27/06.
2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
3	Holdings are subject to change.
4	Excluding investments in derivatives.
5	Excluding investments in repurchase agreements.
6	Includes investments in repurchase agreements.

Nuveen Investments	17

JGT

Nuveen Diversified Currency Opportunities Fund

Performance Overview and Holding Summaries as of December 31, 2013

Average Annual Total Returns as of December 31, 2013

	Average Annual
	1-Year	5-Year	Since Inception[1]
JGT at NAV	(10.83)%	2.29%	2.15%
JGT at Share Price	(13.99)%	3.23%	(0.13)%
JGT Blended Index (Comparative Index)	(3.19)%	2.13%	3.41%

Average Annual Total Returns as of December 31, 20132

(including retained gain tax credit/refund)

	Average Annual
	1-Year	5-Year	Since Inception[1]
JGT at NAV	(10.83)%	2.29%	2.25%
JGT at Share Price	(13.99)%	3.23%	(0.02)%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

18	Nuveen Investments

Portfolio Credit Quality[3,4,5,6] (as a % of total investments)		Country Allocation[4,5] (as a % of total investments)		Portfolio Allocation[4,5] (as a % of total investments)

AAA/U.S. Guaranteed	9.3%	United States[7]	18.9%	Sovereign Debt	70.5%

AA	9.1%	Brazil	14.9%	Corporate Bonds	15.8%

A	38.9%	Mexico	11.8%	U.S. Government and Agency Obligations	7.3%

BBB	29.7%	Canada	8.1%	Asset-Backed and Mortgage-Backed Securities	5.5%

BB or Lower	9.9%	Italy	5.3%	Repurchase Agreements	0.7%

N/R	3.1%	Malaysia	4.7%	$25 Par (or similar) Retail Structures	0.2%

		South Africa	4.7%

		Turkey	4.6%

		Russia	3.6%

		Spain	3.4%

		Peru	2.4%

		Other	17.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Since inception returns are from 4/25/07.
2	As previously explained in the Share Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2008 through December 31, 2013.
3	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
4	Holdings are subject to change.
5	Excluding investments in derivatives.
6	Excluding investments in repurchase agreements.
7	Including investments in repurchase agreements.

Nuveen Investments	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Global Income Opportunities Fund

Nuveen Diversified Currency Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Income Opportunities Fund and the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Diversified Currency Opportunities Fund (hereinafter referred to as the “Funds”) at December 31, 2013, the results of each of their operations and of Nuveen Global Income Opportunities Fund cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

February 27, 2014

20	Nuveen Investments

JGG

Nuveen Global Income Opportunities Fund

Portfolio of Investments December 31, 2013

Shares			Description (1)	Coupon		Ratings (2)	Value

			LONG-TERM INVESTMENTS – 141.6% (98.6% of Total Investments)

			$25 PAR (OR SIMILAR) RETAIL STRUCTURES – 2.6% (1.9% of Total Investments)

			Commercial Banks – 1.3%

15,000			Morgan Stanley	7.125%		BB+	$392,100
30,000			PNC Financial Services	6.125%		BBB	757,500
20,000			Regions Financial Corporation	6.375%		BB	443,000
			Total Commercial Banks				1,592,600

			Consumer Finance – 0.3%

20,000			Discover Financial Services	6.500%		BB	460,800

			Diversified Financial Services – 0.4%

18,425			Citigroup Inc.	7.125%		BB+	477,945

			Insurance – 0.6%

25,000			Hartford Financial Services Group Inc.	7.875%		BB+	716,500
			Total $25 Par (or similar) Retail Structures (cost $3,424,812)				3,247,845

Principal Amount (000)		(4)	Description (1)	Coupon	Maturity	Ratings (2)	Value

			CORPORATE BONDS – 70.1% (48.8% of Total Investments)

			Aerospace & Defense – 0.6%

$680			Exelis, Inc.	5.550%	10/01/21	BBB+	$683,941

			Airlines – 0.3%

300			Air Canada, 144A	6.750%	10/01/19	BB	316,500

			Auto Components – 1.6%

300			Allison Transmission Inc., 144A	7.125%	5/15/19	B+	323,250
400			American & Axle Manufacturing Inc.	6.625%	10/15/22	B+	421,000
250			Gestamp Funding Lux SA, 144A	5.625%	5/31/20	BB	254,375
250			Pittsburgh Glass Works LLC, 144A	8.000%	11/15/18	B	263,125
300			Stackpole International Intermediate Company, 144A	7.750%	10/15/21	B+	312,000
350			TRW Automotive Inc., 144A	4.450%	12/01/23	BBB–	339,500
1,850			Total Auto Components				1,913,250

			Automobiles – 0.5%

200	EUR		Fiat Finance & Trade SA	7.000%	3/23/17	BB–	300,090
370			General Motors Financial Company Inc., 144A	4.250%	5/15/23	BB+	351,963
			Total Automobiles				652,053

			Beverages – 0.2%

300			Andalou Efes Biracilik ve Malt Sanayii AS, 144A	3.375%	11/01/22	BBB–	238,500

			Building Products – 0.5%

645			Owens Corning Incorporated	4.200%	12/15/22	BBB–	615,931

Nuveen Investments	21

JGG	Nuveen Global Income Opportunities Fund (continued)
Portfolio of Investments December 31, 2013

Principal Amount (000)		(4)	Description (1)	Coupon	Maturity	Ratings (2)	Value

			Capital Markets – 2.9%

$1,210			Goldman Sachs Group, Inc.	6.000%	6/15/20	A	$1,387,358
1,000			Goldman Sachs Group, Inc.	5.250%	7/27/21	A	1,094,842
300			Lazard Group LLC	4.250%	11/14/20	BBB	299,349
450			Morgan Stanley	4.875%	11/01/22	BBB+	460,647
250			Morgan Stanley	3.750%	2/25/23	A	243,266
3,210			Total Capital Markets				3,485,462

			Chemicals – 2.0%

300			Eagle Spinco Inc., 144A	4.625%	2/15/21	BB	294,000
745			Eastman Chemical Company	3.600%	8/15/22	BBB	715,244
300			Ineos Group Holdings SA, 144A	6.125%	8/15/18	B–	301,500
250			Momentive Performance Materials Inc.	8.875%	10/15/20	B3	263,125
300			Petrologisitics LP Finance, 144A	6.250%	4/01/20	B	300,750
300			PolyOne Corporation	5.250%	3/15/23	BB	292,500
225			Taminco Global Chemical Corporation, 144A	9.750%	3/31/20	B–	255,375
2,420			Total Chemicals				2,422,494

			Commercial Banks – 1.9%

535			CIT Group Inc.	5.000%	8/01/23	BB	514,938
285			HSBC Holdings PLC	6.800%	6/01/38	A+	350,594
355			Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB–	357,874
400			Santander UK PLC, 144A	5.000%	11/07/23	A–	401,488
300			VTB Bank OJSC via VTB Capital SA, Loan Participiation, 144A	6.875%	5/29/18	BBB	327,360
340			Wells Fargo & Company	3.450%	2/13/23	A+	321,448
2,215			Total Commercial Banks				2,273,702

			Commercial Services & Supplies – 2.1%

200			ABX Group Inc.	6.375%	12/01/19	Ba3	203,000
300			ADT Corporation, 144A	6.250%	10/15/21	BBB–	315,000
250			Casella Waste Systems Inc.	7.750%	2/15/19	Caa1	256,250
400			Ceridian Corporation, 144A	8.875%	7/15/19	B1	460,000
300			Clean Harbors Inc.	5.250%	8/01/20	BB+	309,000
235	EUR		Europcar Groupe SA, 144A	11.500%	5/15/17	B–	376,697
250			Iron Mountain Inc.	5.750%	8/15/24	B1	231,875
375			R.R. Donnelley & Sons Company	7.625%	6/15/20	BB–	407,813
			Total Commercial Services & Supplies				2,559,635

			Communications Equipment – 0.2%

300			Nokia Corporation	5.375%	5/15/19	BB–	311,250

			Computers & Peripherals – 0.6%

300			NCR Escrow Corporation, 144A	6.375%	12/15/23	BB	306,375
350			Seagate HDD Cayman	7.000%	11/01/21	BBB–	386,313
650			Total Computers & Peripherals				692,688

			Construction Materials – 0.3%

300			Cemex SAB de CV, 144A	9.000%	1/11/18	BB–	329,250

			Containers & Packaging – 0.8%

250			Ardagh Packaging Finance / MP HD USA, 144A	4.875%	11/15/22	N/R	247,500
415			Ball Corporation	4.000%	11/15/23	BB+	371,425
350			Reynolds Group	7.125%	4/15/19	B+	372,750
1,015			Total Containers & Packaging				991,675

22	Nuveen Investments

Principal Amount (000)		(4)	Description (1)	Coupon	Maturity	Ratings (2)	Value

			Diversified Consumer Services – 0.3%

$400			Office Depot de Mexico SA de CV, 144A	6.875%	9/20/20	BB+	$406,000

			Diversified Financial Services – 5.6%

2,500			Bank of America Corporation	5.700%	1/24/22	A	2,829,628
540			BNP Paribas	2.700%	8/20/18	A+	550,126
550			Citigroup Inc.	4.500%	1/14/22	A	582,842
620			General Electric Capital Corporation	5.300%	2/11/21	AA	693,544
515			General Electric Capital Corporation	6.875%	1/10/39	AA+	662,082
490			JPMorgan Chase & Company	3.375%	5/01/23	A	456,680
545			JPMorgan Chase & Company	6.400%	5/15/38	A+	650,460
350			Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	363,125
6,110			Total Diversified Financial Services				6,788,487

			Diversified Telecommunication Services – 2.7%

450			AT&T, Inc.	5.550%	8/15/41	A	456,687
375			CyrusOne LP Finance	6.375%	11/15/22	B+	388,125
400			Frontier Comminications Corporation	8.500%	4/15/20	Ba2	448,000
350			IntelSat Limited, 144A	6.750%	6/01/18	B–	371,875
595			Qwest Corporation	6.750%	12/01/21	BBB–	651,504
555			Verizon Communications	5.150%	9/15/23	A–	595,899
200			Verizon Communications	6.550%	9/15/43	A–	233,992
200			Windstream Corporation	6.375%	8/01/23	BB+	187,000
3,125			Total Diversified Telecommunication Services				3,333,082

			Electric Utilities – 0.9%

300			AES Gener SA, 144A	8.375%	12/18/73	Ba2	312,750
225			Intergen NV, 144A	7.000%	6/30/23	B+	232,875
600			Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB	602,963
1,125			Total Electric Utilities				1,148,588

			Energy Equipment & Services – 2.1%

820			Ensco PLC	4.700%	3/15/21	BBB+	867,348
155			Gulfmark Offshore Inc.	6.375%	3/15/22	BB–	156,163
300			Precision Drilling Corporation	6.500%	12/15/21	Ba1	319,500
765			Transocean Inc.	3.800%	10/15/22	BBB–	725,087
420			Weatherford International Limited	7.000%	3/15/38	Baa2	464,883
2,460			Total Energy Equipment & Services				2,532,981

			Food Products – 1.2%

375			JBS USA LLC	7.250%	6/01/21	BB	390,938
250			Marfrig Holding Europe BV, 144A	9.875%	7/24/17	B	246,875
300			Minerva Luxembourg SA, 144A	7.750%	1/31/23	BB–	297,750
200			Mriya Agro Holding PLC, 144A	9.450%	4/19/18	B–	171,000
350			Pinnacle Foods Finance LLC, 144A	4.875%	5/01/21	B–	330,750
1,475			Total Food Products				1,437,313

			Gas Utilities – 0.3%

375			AmeriGas Finance LLC	7.000%	5/20/22	Ba2	406,875

			Health Care Providers & Services – 1.2%

400			HCA Holdings Inc.	7.750%	5/15/21	B–	437,000
375			Kindred Healthcare Inc., Term Loan	8.250%	6/01/19	B–	399,375
275	EUR		Labco SAS, 144A	8.500%	1/15/18	BB–	401,962
250			Tenet Healthcare Corporation	4.375%	10/01/21	BB	235,000
			Total Health Care Providers & Services				1,473,337

Nuveen Investments	23

JGG	Nuveen Global Income Opportunities Fund (continued)
Portfolio of Investments December 31, 2013

Principal Amount (000)		(4)	Description (1)	Coupon	Maturity	Ratings (2)	Value

			Hotels, Restaurants & Leisure – 0.4%

$200			Shearer’s Foods LLC, 144A	9.000%	11/01/19	B	$211,000
250			Wynn Macau Limited, 144A	5.250%	10/15/21	BB	250,313
450			Total Hotels, Restaurants & Leisure				461,313

			Independent Power Producers & Energy Traders – 1.2%

244			Calpine Corporation, 144A	7.500%	2/15/21	BB+	266,265
485			Constellation Energy Group	5.150%	12/01/20	BBB+	516,089
300			Dynegy Holdings, Inc., Term Loan	5.875%	6/01/23	B+	283,500
400			Genon Energy Inc.	9.500%	10/15/18	B	453,000
1,429			Total Independent Power Producers & Energy Traders				1,518,854

			Industrial Conglomerates – 0.3%

2,000	NOK		Grieg Seafood ASA	8.660%	12/21/15	N/R	344,583

			Insurance – 2.2%

750			AFLAC Insurance	6.450%	8/15/40	A–	882,451
495			Genworth Holdings Inc.	4.800%	2/15/24	BBB–	488,941
385			Liberty Mutual Group Inc., 144A	4.950%	5/01/22	Baa2	398,095
415			Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA–	356,627
510			UnumProvident Corporation	5.625%	9/15/20	BBB	559,034
2,555			Total Insurance				2,685,148

			IT Services – 0.7%

565			Computer Sciences Corporation	4.450%	9/15/22	BBB	544,965
300			First Data Corporation	6.750%	11/01/20	BB–	312,000
865			Total IT Services				856,965

			Machinery – 1.4%

1,000			Eaton Corporation	4.150%	11/01/42	A–	888,336
300	EUR		Loxam SAS, 144A	7.375%	1/24/20	B	441,600
425			Terex Corporation	6.000%	5/15/21	BB–	439,344
			Total Machinery				1,769,280

			Media – 4.3%

325			Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	304,688
720			Comcast Corporation	6.400%	5/15/38	A–	831,419
620			DIRECTV Holdings LLC	3.800%	3/15/22	BBB	595,594
300			Dish DBS Corporation	4.250%	4/01/18	BB–	306,000
300			Gannett Company Inc., 144A	5.125%	7/15/20	Ba1	303,750
275			McGraw-Hill Global Education Holdings, 144A	9.750%	4/01/21	BB	303,875
400			Nara Cable Funding Limited, 144A	8.875%	12/01/18	BB–	430,000
555			News America Holdings Inc.	6.650%	11/15/37	BBB+	647,830
200			Sinclair Television Group, 144A	6.375%	11/01/21	B1	207,000
300			Sirius XM Radio Inc., 144A	5.750%	8/01/21	BB	303,000
410			Time Warner Cable Inc.	5.875%	11/15/40	BBB	354,669
345			Time Warner Inc.	6.100%	7/15/40	BBB+	376,522
250	CAD		Videotron Limited, 144A	5.625%	6/15/25	BB	227,112
			Total Media				5,191,459

			Metals & Mining – 5.2%

975			Alcoa Inc.	5.400%	4/15/21	BBB–	995,754
200			Anglogold Holdings PLC	6.500%	4/15/40	Baa3	156,000
715			ArcelorMittal	6.750%	2/25/22	BB+	777,563
720			Cliffs Natural Resources Inc.	4.800%	10/01/20	BBB–	715,620
300			Coeur d’Alene Mines Corporation	7.875%	2/01/21	BB–	304,500
250			Eldorado Gold Corporation, 144A	6.125%	12/15/20	BB	240,625
300			FMG Resources, 144A	8.250%	11/01/19	BB+	336,750
640			Freeport McMoRan Copper & Gold, Inc.	3.550%	3/01/22	BBB	608,256

24	Nuveen Investments

Principal Amount (000)		(4)	Description (1)	Coupon	Maturity	Ratings (2)	Value

			Metals & Mining (continued)

$400			Inmet Mining Corporation, 144A	8.750%	6/01/20	B+	$434,000
700			Newmont Mining Corporation	3.500%	3/15/22	Baa1	595,830
200			Severstal OAO Via Steel Capital SA, 144A	4.450%	3/19/18	BB+	197,750
320			Teck Resources Limited	6.250%	7/15/41	BBB	318,538
250			TMK OAO Capital SA, 144A	6.750%	4/03/20	B+	240,625
285			Vale Overseas Limited	6.875%	11/10/39	A–	294,811
200			Vedanta Resources PLC, 144A	6.000%	1/31/19	BB	193,500
6,455			Total Metals & Mining				6,410,122

			Multiline Retail – 0.7%

865			Macys Retail Holdings Inc.	3.875%	1/15/22	BBB+	852,611

			Oil, Gas & Consumable Fuels – 13.7%

165			Anadarko Petroleum Corporation	6.200%	3/15/40	BBB–	182,512
875			Apache Corporation	4.250%	1/15/44	A–	786,685
400	CAD		Athabasca Oil Corporation, 144A	7.500%	11/19/17	B	350,200
400			Atlas Pipeline LP Finance, 144A	5.875%	8/01/23	B+	381,000
375			Bill Barrett Corporation	7.000%	10/15/22	B1	389,063
250			Breitburn Energy Partners LP	7.875%	4/15/22	B–	260,000
250			Cheniere Energy Inc., 144A	5.625%	2/01/21	BB+	244,375
1,000			CNPC General Capital Limited, 144A	3.400%	4/16/23	A+	916,083
200			Concho Resources Inc.	5.500%	10/01/22	BB+	206,500
200			CONSOL Energy Inc.	8.250%	4/01/20	BB	216,500
350			Everest Acquisition LLC Finance, 144A	7.750%	9/01/22	B	392,000
1,000			Gazprom OAO Via Gaz Capital SA, 144A	3.850%	2/06/20	Baa1	965,000
300			Gibson Energy, 144A	6.750%	7/15/21	BB	317,250
300			Halcon Resources Corporation	9.750%	7/15/20	CCC+	312,750
350			Hercules Offshore LLC, 144A	7.500%	10/01/21	B	371,000
400			Key Energy Services Inc.	6.750%	3/01/21	BB–	410,000
400			Linn Energy LLC Finance Corporation, 144A	7.000%	11/01/19	B+	404,000
1,000			Lukoil International Finance, 144A	3.416%	4/24/18	BBB	1,008,750
300			Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	306,000
350			MEG Energy Corportation, 144A	7.000%	3/31/24	BB	354,375
250			Murphy Oil USA Inc., 144A	6.000%	8/15/23	BB	251,250
675			Nabors Industries Inc.	4.625%	9/15/21	BBB	675,791
250			Newfield Exlporation Company	5.625%	7/01/24	BBB–	248,750
400			Niska Gas Storage US LLC	8.875%	3/15/18	B	416,000
330			Northern Tier Energy LLC	7.125%	11/15/20	BB–	344,850
300			Oasis Petroleum Inc., 144A	6.875%	3/15/22	B	318,000
290			Offshore Group Investment Limited	7.500%	11/01/19	B–	315,375
350	CAD		Paramount Resources Limited, 144A	7.625%	12/04/19	B	334,843
300			PBF Holding Company LLC	8.250%	2/15/20	BB+	325,500
300			Pertamina PT, 144A	4.875%	5/03/22	Baa3	275,250
400			PetroBakken Energy Limited, 144A	8.625%	2/01/20	B–	404,000
210			Petrobras International Finance Company	5.375%	1/27/21	Baa1	208,401
500			Petrohawk Energy Corporation	7.250%	8/15/18	A	539,000
250			Range Resources Corporation	5.000%	8/15/22	BB	245,625
1,000			Rowan Companies Inc.	4.875%	6/01/22	BBB–	1,014,752
350			Sandridge Energy Inc.	8.125%	10/15/22	B2	371,000
250			Seadrill Limited, 144A	6.125%	9/15/20	N/R	249,375
2,000	NOK		Ship Finance International Limited	6.610%	10/19/17	N/R	331,393
250			SM Energy Company	6.625%	2/15/19	BB–	265,625
250			Targa Resources Inc., 144A	4.250%	11/15/23	BB	223,750
700			Thai Oil PCL, 144A	3.625%	1/23/23	Baa1	622,290
			Total Oil, Gas & Consumable Fuels				16,754,863

Nuveen Investments	25

JGG	Nuveen Global Income Opportunities Fund (continued)
Portfolio of Investments December 31, 2013

Principal Amount (000)	(4)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Paper & Forest Products – 1.4%

$715		Domtar Corporation	4.400%	4/01/22	BBB–	$684,587
720		Domtar Corporation	6.750%	2/15/44	BBB–	734,489
250		Tembec Industries, Inc.	11.250%	12/15/18	B3	273,750
1,685		Total Paper & Forest Products				1,692,826

		Personal Products – 0.3%

300		Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B+	312,000

		Pharmaceuticals – 1.2%

400		AbbVie Inc.	2.900%	11/06/22	A	373,862
300		Endo Pharmaceutical Holdings Inc.	7.000%	12/15/20	B1	321,000
375		Par Pharmaceutical Companies Inc.	7.375%	10/15/20	B–	387,656
335		VP Escrow Corporation, 144A	6.375%	10/15/20	B1	353,006
1,410		Total Pharmaceuticals				1,435,524

		Real Estate Investment Trust (REIT) – 2.9%

1,000		CommomWealth REIT	5.875%	9/15/20	BBB–	1,028,818
480		HCP Inc.	3.750%	2/01/19	BBB+	498,568
1,000		Liberty Property Trust	3.375%	6/15/23	Baa1	910,130
1,000		Senior Housing Properties Trust	6.750%	4/15/20	BBB–	1,110,370
3,480		Total Real Estate Investment Trust (REIT)				3,547,886

		Real Estate Management & Development – 1.1%

350		Country Garden Holding Company, 144A	11.125%	2/23/18	Ba2	388,500
250		Evergrande Real Estate Group Limited, 144A	8.750%	10/30/18	BB–	251,875
200		Gemdale International Investment Limited	7.125%	11/16/17	BB–	206,750
200		Kaisa Group Holdings Limited, 144A	8.875%	3/19/18	B+	204,500
300		Mattamy Group Corporation, 144A	6.500%	11/15/20	BB	297,000
1,300		Total Real Estate Management & Development				1,348,625

		Road & Rail – 0.2%

265		Hertz Corporation	7.375%	1/15/21	B	290,838

		Software – 0.2%

250		BMC Software Finance Inc., 144A	8.125%	7/15/21	B–	257,500

		Textiles, Apparel & Luxury Goods – 0.2%

230		Jones Group	6.875%	3/15/19	B+	243,800

		Tobacco – 0.8%

1,030		Reynolds American Inc.	3.250%	11/01/22	Baa2	949,367

		Transportation Infrastructure – 0.8%

954		Asciano Finance, 144A	5.000%	4/07/18	Baa2	1,011,456

		Wireless Telecommunication Services – 2.1%

625		American Tower Company	5.050%	9/01/20	BBB	660,921
350		Digicel Limited, 144A	7.000%	2/15/20	B1	353,500
300		Eileme AB, 144A	11.625%	1/31/20	B	359,619
200		Millicom International Cellular SA, 144A	6.625%	10/15/21	BB+	206,900
200		Softbank Corporation, 144A	4.500%	4/15/20	BB+	195,000
400		Sprint Nextel Corporation	7.000%	3/01/20	BB+	446,000
300		Wind Acquisition Finance SA, 144A	7.250%	2/15/18	BB	314,250
2,375		Total Wireless Telecommunication Services				2,536,190
		Total Corporate Bonds (cost $87,480,889)				85,484,204

26	Nuveen Investments

Principal Amount (000)		(4)	Description (1)	Coupon	Maturity		Ratings (2)	Value

			$1,000 PAR (OR SIMILAR) INSTITUTIONAL STRUCTURES – 6.2% (4.3% of Total Investments)

			Capital Markets – 0.5%

200	EUR		Baggot Securities Limited, 144A	10.240%	N/A	(3)	N/R	$289,722
$350			Dresdner Funding Trust, 144A	8.151%	6/30/31		BB	362,250
			Total Capital Markets					651,972

			Commercial Banks – 2.1%

690	EUR		Barclays Bank PLC	4.750%	N/A	(3)	BBB–	806,848
355			Rabobank Nederland, 144A	11.000%	N/A	(3)	A–	469,931
1,400			Wachovia Capital Trust III	5.570%	N/A	(3)	BBB+	1,281,000
			Total Commercial Banks					2,557,779

			Diversified Financial Services – 1.3%

1,100			General Electric Capital Corporation	7.125%	N/A	(3)	AA–	1,229,250
325			JPMorgan Chase & Company	6.000%	N/A	(3)	BBB	310,781
1,425			Total Diversified Financial Services					1,540,031

			Electric Utilities – 0.3%

360			Electricite de France, 144A	5.250%	N/A	(3)	A3	358,020

			Insurance – 1.6%

570			Catlin Insurance Company Limited	7.249%	N/A	(3)	BBB+	591,375
250			Genworth Financial Inc.	6.150%	11/15/66		Ba1	221,250
355			Lincoln National Corporation	6.050%	4/20/67		BBB	352,338
305			Prudential Financial Inc.	5.200%	3/15/44		BBB+	295,087
530			ZFS Finance USA Trust V	6.500%	5/09/37		A	563,125
2,010			Total Insurance					2,023,175

			IT Services – 0.4%

400			Zayo Escrow Corporation	8.125%	1/01/20		B1	438,000
			Total $1,000 Par (or similar) Institutional Structures (cost $7,602,401)					7,568,977

Principal Amount (000)		(4)	Description (1)	Coupon	Maturity		Ratings (2)	Value

			SOVEREIGN DEBT – 56.0% (39.0% of Total Investments)

			Bermuda – 0.8%

$900			Bermuda Government, 144A	5.603%	7/20/20		AA–	$967,500

			Brazil – 0.7%

1,000			Federative Republic of Brazil	2.625%	1/05/23		BBB	860,000

			Indonesia – 1.1%

1,300			Republic of Indonesia, 144A	5.875%	3/13/20		Baa3	1,374,100

			Italy – 1.8%

1,450	EUR		Buoni Poliennali del Tesoro, Italian Treasury Bond	4.750%	6/01/17		BBB+	2,161,858

			Malaysia – 2.3%

9,250	MYR		Republic of Malaysia	3.172%	7/15/16		A	2,812,955

			Mexico – 16.7%

15,000	MXN		Mexico Bonos de DeSarrollo	8.000%	12/17/15		A	1,238,809
85,800	MXN		Mexico Bonos de DeSarrollo	4.750%	6/14/18		A	6,414,560
56,300	MXN		Mexico Bonos de DeSarrollo	8.000%	12/07/23		A	4,796,054
40,100	MXN		Mexico Bonos de DeSarrollo	7.750%	11/13/42		A	3,135,294
60,000	MXN		United Mexican States	9.500%	12/18/14		A	4,843,243
257,200	MXN		Total Mexico					20,427,960

Nuveen Investments	27

JGG	Nuveen Global Income Opportunities Fund (continued)
Portfolio of Investments December 31, 2013

Principal Amount (000)		(4)	Description (1)	Coupon	Maturity	Ratings (2)	Value

			Norway – 2.2%

15,000	NOK		Norwegian Government Bond	4.500%	5/22/19	AAA	$2,737,210

			Poland – 1.8%

6,850	PLN		Republic of Poland	2.500%	7/25/18	A	2,154,052

			Russia – 1.5%

$1,800			Russian Federation, 144A	4.500%	4/04/22	Baa1	1,822,500

			South Africa – 7.1%

62,000	ZAR		Republic of South Africa	7.250%	1/15/20	A–	5,847,918
1,300			Republic of South Africa	5.875%	9/16/25	Baa1	1,352,000
12,800	ZAR		Republic of South Africa	10.500%	12/21/26	A–	1,437,849
			Total South Africa				8,637,767

			South Korea – 5.1%

6,500,000	KRW		South Korea Stability Bond	2.840%	12/02/14	Aa3	6,168,444

			Sweden – 1.2%

8,500	SEK		Republic of Sweden	3.500%	6/01/22	AAA	1,439,317

			Turkey – 8.9%

12,300	TRY		Republic of Turkey, Government Bond	9.000%	3/08/17	BBB	5,562,759
5,975	TRY		Republic of Turkey, Government Bond	10.500%	1/15/20	BBB	2,841,531
3,370	TRY		Republic of Turkey, Government Bond	7.100%	3/08/23	BBB	1,284,175
1,000			Republic of Turkey, Government Bond	3.250%	3/23/23	Baa3	822,500
500			Republic of Turkey, Government Bond	4.875%	4/16/43	Baa3	382,750
			Total Turkey				10,893,715

			Ukraine – 0.7%

900			Republic of Ukraine, 144A	7.750%	9/23/20	B–	830,250

			United Kingdom – 4.1%

1,500	GBP		United Kingdom Gilt	3.750%	9/07/20	Aa1	2,683,473
1,300	GBP		United Kingdom, Treasury Bill	3.750%	9/07/19	Aa1	2,328,656
2,800	GBP		Total United Kingdom				5,012,129
			Total Sovereign Debt (cost $77,474,317)				68,299,757

Principal Amount (000)			Description (1)	Coupon	Maturity	Ratings (2)	Value

			ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 6.7% (4.6% of Total Investments)

$790			Banc of America Alternative Loan Trust, Pass Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	$648,809
774			Bayview Opportunity Master Fund Trust, 2013-8NPL	3.223%	3/28/33	N/R	773,005
750			CarFinance Capital Auto Trust, Automobile Receivables-Backed Notes, Series 2013-1, 144A	3.450%	3/15/19	Baa3	737,273
628			Countrywide Asset Backed Certificates, Series 2007-4 A2	5.530%	4/25/47	Caa1	574,381
421			Countrywide Home Loans Mortgage, Series 2005-27	5.500%	12/25/35	Caa1	399,923
3,850			Fannie Mae TBA Mortgage Pool, WI/DD	3.000%	TBA	N/R	3,654,793
1,000			Nationstar Mortgage Advance Receivables Trust 2013-T1A	3.721%	6/20/44	BB	998,480
363			Wedgewood Real Estate Trust, Mortgage Pool 2013-1A	5.000%	7/25/43	N/R	360,644
8,576			Total Asset-Backed and Mortgage-Backed Securities (cost $8,245,091)				8,147,308
			Total Long-Term Investments (cost $184,227,510)				172,748,091

28	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.0% (1.4% of Total Investments)

	REPURCHASE AGREEMENTS – 2.0% (1.4% of Total Investments)

$2,402	Repurchase Agreement with State Street Bank, dated 12/31/13, repurchase price $2,402,340, collateralized by $2,580,000 U.S. Treasury Notes, 1.250%, due 2/29/20, value $2,454,927	0.000%	1/02/14	$2,402,340
	Total Short-Term Investments (cost $2,402,340)			2,402,340
	Total Investments (cost $186,629,850) – 143.6%			175,150,431
	Borrowings – (45.9)% (5), (10)			(56,000,000)
	Other Assets Less Liabilities – 2.3% (6)			2,844,580
	Net Assets – 100%			$121,995,011

Investments in Derivatives as of December 31, 2013

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (6)
Bank of America	U.S. Dollar	3,520,692	Malaysian Ringgit	11,400,000	2/11/14	$(48,077)
Barclays	Australian Dollar	17,200,000	U.S. Dollar	15,593,176	2/13/14	276,572
Barclays	Polish Zloty	6,675,000	U.S. Dollar	2,195,240	2/20/14	(7,625)
Barclays	U.S. Dollar	15,553,960	Australian Dollar	17,200,000	2/13/14	(237,356)
Citibank N.A.	Australian Dollar	3,900,000	U.S. Dollar	3,535,662	2/13/14	62,711
Citibank N.A.	Euro	3,496,500	U.S. Dollar	4,749,443	2/14/14	(60,606)
Citibank N.A.	Euro	209,000	U.S. Dollar	284,039	2/14/14	(3,477)
Citibank N.A.	Japanese Yen	878,000,000	U.S. Dollar	8,538,564	2/14/14	199,751
Citibank N.A.	Mexican Peso	19,500,000	U.S. Dollar	1,505,861	1/17/14	14,042
Citibank N.A.	Swedish Krona	19,700,000	U.S. Dollar	2,962,629	1/17/14	(99,516)
Citibank N.A.	U.S. Dollar	6,008,427	Mexican Peso	79,000,000	1/17/14	35,354
Citibank N.A.	U.S. Dollar	1,358,614	Swedish Krona	9,000,000	1/17/14	40,336
Citibank N.A.	U.S. Dollar	230,220	Swedish Krona	1,480,000	1/17/14	(171)
Citibank N.A.	U.S. Dollar	13,926,297	Australian Dollar	15,400,000	2/13/14	(212,594)
Citibank N.A.	U.S. Dollar	17,743,570	Euro	13,000,000	2/14/14	140,211
Citibank N.A.	U.S. Dollar	855,554	Euro	620,000	2/14/14	(2,635)
Credit Suisse	Norwegian Krone	21,100,000	U.S. Dollar	3,425,750	2/18/14	(47,098)
Credit Suisse	Pound Sterling	3,108,000	U.S. Dollar	5,099,078	2/10/14	(46,293)
Credit Suisse	U.S. Dollar	8,738,225	Pound Sterling	5,350,000	2/10/14	118,834
Credit Suisse	U.S. Dollar	18,110	Norwegian Krone	110,000	2/18/14	(5)
Credit Suisse	U.S. Dollar	2,696,872	Malaysian Ringgit	8,750,000	2/24/14	(33,898)
Credit Suisse	U.S. Dollar	7,523,004	Malaysian Ringgit	24,200,000	3/04/14	(161,910)
Goldman Sachs	U.S. Dollar	8,805,321	Pound Sterling	5,400,000	2/20/14	133,858
JPMorgan	South African Rand	39,650,000	U.S. Dollar	3,805,365	2/20/14	51,686
JPMorgan	South Korean Won	6,600,000,000	U.S. Dollar	6,193,694	2/04/14	(74,107)
JPMorgan	Turkish Lira	4,080,000	U.S. Dollar	1,989,785	2/11/14	106,781
JPMorgan	Turkish Lira	8,600,000	U.S. Dollar	4,002,420	2/11/14	33,344
Morgan Stanley	Brazilian Real	39,000,000	U.S. Dollar	16,546,457	1/03/14	15,780
Morgan Stanley	Canadian Dollar	9,300,000	U.S. Dollar	8,681,285	1/10/14	(72,048)
Morgan Stanley	Japanese Yen	780,000,000	U.S. Dollar	7,602,117	2/10/14	194,214
Morgan Stanley	U.S. Dollar	16,815,418	Brazilian Real	39,000,000	1/03/14	(284,741)
Morgan Stanley	U.S. Dollar	16,410,688	Brazilian Real	39,000,000	2/04/14	(12,823)
Morgan Stanley	U.S. Dollar	7,435,596	Japanese Yen	780,000,000	2/10/14	(27,694)
Nomura International	U.S. Dollar	8,773,170	New Zealand Dollar	10,500,000	1/08/14	(139,184)

Nuveen Investments	29

JGG	Nuveen Global Income Opportunities Fund (continued)
Portfolio of Investments December 31, 2013

Investments in Derivatives as of December 31, 2013 (continued)

Forward Foreign Currency Exchange Contracts outstanding (continued):

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (6)
UBS	Canadian Dollar	4,100,000	U.S. Dollar	3,839,670	1/22/14	$(18,223)
UBS	Canadian Dollar	5,200,000	U.S. Dollar	4,878,918	1/22/14	(14,019)
UBS	U.S. Dollar	7,640,660	Canadian Dollar	8,000,000	1/22/14	(113,063)
UBS	U.S. Dollar	289,374	Canadian Dollar	305,000	1/22/14	(2,384)
						$(296,073)

Credit Default Swaps outstanding:

Clearing House	Referenced Entity	Buy/Sell Protection (7)	Current Credit Spread (8)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Citigroup	Markit CDX NA HY21 Index	Sell	3.05%	$2,000,000	5.000%	12/20/18	$173,833	$31,957

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Termination Date	Unrealized Appreciation (Depreciation) (6)
JPMorgan	$22,469,000	Receive	1-Month USD-LIBOR-BBA	1.255%	Monthly	12/01/14	12/01/18	$673,332
JPMorgan	22,469,000	Receive	1-Month USD-LIBOR-BBA	1.673	Monthly	12/01/14	12/01/20	1,344,644
JPMorgan	2,000,000	Receive	3-Month USD-LIBOR-BBA	2.078	Semi-Annually	2/19/13	2/19/23	131,655
Morgan Stanley	11,000,000	Receive	3-Month USD-LIBOR-BBA	2.095	Semi-Annually	3/19/13	3/19/23	739,929
Morgan Stanley	3,000,000	Receive	3-Month USD-LIBOR-BBA	2.055	Semi-Annually	3/22/13	3/22/23	213,169
	$60,938,000							$3,102,729

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value (Local Currency)		Notional Amount at Value (Base Currency)*	Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note	Short	(88)	3/14	(10,499,500)	USD	$(10,499,500)	$135,229
10-Year U.S. Treasury Note	Short	(20)	3/14	(2,460,938)	USD	(2,460,938)	578
Euro-Bund	Long	22	3/14	3,061,740	EUR	4,212,034	(22,183)
UK Long GILT Bond	Long	10	3/14	1,065,600	GBP	1,764,580	(42,028)
Ultra Long U.S. Treasury Bond	Short	(26)	3/14	(3,542,500)	USD	(3,542,500)	77,394
						$(10,526,324)	$148,990

*	The aggregate Notional Amount at Value of long and short positions is $5,976,614 and $(16,502,938), respectively.

30	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Perpetual security. Maturity date is not applicable.

(4)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(5)	Borrowings as a percentage of Total Investments is 32.0%.

(6)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(7)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning that referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(8)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(10)	The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound Sterling

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

PLN	Polish Zloty

SEK	Swedish Krona

TRY	Turkish Lira

USD	United States Dollar

ZAR	South African Rand

USD-LIBOR-BBA	United States Dollar-London Inter-Bank Offered Rate

See accompanying notes to financial statements.

Nuveen Investments	31

JGT

Nuveen Diversified Currency Opportunities Fund

Portfolio of Investments December 31, 2013

Shares		Description (1)	Coupon		Ratings (2)	Value

		LONG-TERM INVESTMENTS – 90.1% (91.5% of Total Investments)

		$25 PAR (OR SIMILAR) RETAIL STRUCTURES – 0.2% (0.2% of Total Investments)

		Commercial Banks – 0.2%

50,000		Morgan Stanley	7.125%		BB+	$1,307,000
		Total $25 Par (or similar) Retail Structures (cost $1,250,000)				1,307,000

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		CORPORATE BONDS – 15.6% (15.8% of Total Investments)

		Auto Components – 0.3%

$750		Chassix Inc., 144A	9.250%	8/01/18	B–	$798,750
1,000		Pittsburgh Glass Works LLC, 144A	8.000%	11/15/18	B	1,052,500
1,750		Total Auto Components				1,851,250

		Automobiles – 0.6%

1,250		Jaguar Land Rover PLC, 144A	4.125%	12/15/18	BB	1,257,813
1,580		Jaguar Land Rover PLC, 144A	8.125%	5/15/21	BB	1,797,250
2,830		Total Automobiles				3,055,063

		Building Products – 0.1%

750		U.S. Concrete Inc., 144A	8.500%	12/01/18	B	766,875

		Chemicals – 0.4%

1,000		Ineos Group Holdings SA, 144A	6.125%	8/15/18	B–	1,005,000
1,000		TPC Group Inc., 144A	8.750%	12/15/20	B	1,062,500
2,000		Total Chemicals				2,067,500

		Commercial Banks – 0.9%

3,000		Export Import Bank of Korea	1.250%	11/20/15	Aa3	3,009,246
2,000		VTB Capital SA, 144A	6.875%	5/29/18	BBB	2,182,400
5,000		Total Commercial Banks				5,191,646

		Consumer Finance – 0.5%

3,000		Ford Motor Credit Company	1.500%	1/17/17	BBB–	2,998,656

		Containers & Packaging – 0.4%

1,000		Beverage Packaging Holdings Luxembourg II SA, 144A	6.000%	6/15/17	CCC+	1,012,500
1,000		Reynolds Group	7.875%	8/15/19	B+	1,105,000
2,000		Total Containers & Packaging				2,117,500

		Diversified Telecommunication Services – 0.3%

1,500		Level 3 Financing Inc.	8.625%	7/15/20	BB–	1,680,000

		Electric Utilities – 0.6%

3,000		Power Sector Asset and Liabilities Management Corporation, 144A	6.875%	11/02/16	BBB–	3,375,000

		Food Products – 0.2%

1,250		Smithfield Foods Inc.	5.250%	8/01/18	BB–	1,309,375

32	Nuveen Investments

Principal Amount (000)		(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

			Health Care Providers & Services – 0.1%

$400			Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	$424,000

			Independent Power Producers & Energy Traders – 0.3%

1,500			GenOn Energy Inc.	7.875%	6/15/17	B	1,650,000

			Machinery – 0.2%

1,250			Trinseo Materials Operating, 144A	8.750%	2/01/19	B	1,290,625

			Media – 0.5%

790			Sirius XM Radio Inc., 144A	5.750%	8/01/21	BB	797,900
1,500			WideOpenWest Finance Capital Corporation	10.250%	7/15/19	CCC+	1,665,000
2,290			Total Media				2,462,900

			Metals & Mining – 1.4%

2,000			ArcelorMittal	4.250%	3/01/16	BB+	2,087,500
2,500			Cliffs Natural Resources Inc.	3.950%	1/15/18	BBB–	2,524,487
1,000			Steel Capital SA, 144A	4.450%	3/19/18	BB+	988,750
2,000			Xstrata Finance Canada Limited, 144A	5.800%	11/15/16	BBB	2,203,532
7,500			Total Metals & Mining				7,804,269

			Oil, Gas & Consumable Fuels – 6.8%

1,000	CAD		Athabasca Oil Corporation, 144A	7.500%	11/19/17	B	875,500
3,000			CNOOC Finance 2013 Limited	1.125%	5/09/16	AA–	2,988,948
5,000			CNPC General Capital Limited, 144A	1.450%	4/16/16	A+	4,952,680
1,500			CONSOL Energy Inc.	8.250%	4/01/20	BB	1,623,750
3,000			Gaz Capital SA, 144A	5.092%	11/29/15	Baa1	3,190,500
654			Kodiak Oil and Gas Corporation	8.125%	12/01/19	B	725,940
3,000			Korea National Oil Corporation, 144A	5.375%	7/30/14	A+	3,074,796
3,000			Lukoil International Finance BV, 144A	3.416%	4/24/18	BBB	3,026,250
800	CAD		Paramount Resources Limited, 144A	7.625%	12/04/19	B	765,357
2,000			Petrobras International Finance Company	3.875%	1/27/16	Baa1	2,058,924
2,000			Petrohawk Energy Corporation	7.250%	8/15/18	A	2,156,000
5,000			Petroleos Mexicanos	4.875%	3/15/15	BBB+	5,235,000
2,000			Rosneft Oil Corporation, 144A	3.149%	3/06/17	Baa1	2,025,000
3,000			Sinopec Capital 2013 Limited, 144A	1.250%	4/24/16	Aa3	2,988,183
2,000			Transocean Inc.	2.500%	10/15/17	BBB–	2,021,188
			Total Oil, Gas & Consumable Fuels				37,708,016

			Personal Products – 0.2%

1,000			Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B+	1,040,000

			Real Estate Management & Development – 0.4%

1,000			Country Garden Holding Company, 144A	11.125%	2/23/18	Ba2	1,110,000
1,000			Rialto Holdings LLC	7.000%	12/01/18	B	1,010,000
2,000			Total Real Estate Management & Development				2,120,000

			Specialty Retail – 0.2%

1,000			Toys “R” Us Property Company II LLC	8.500%	12/01/17	Ba2	1,030,000

			Transportation Infrastructure – 0.2%

800			Aviation Capital Group Corporation, 144A	3.875%	9/27/16	BBB–	826,310

			Wireless Telecommunication Services – 1.0%

4,000			Telefonica Emisiones SAU	3.992%	2/16/16	BBB+	4,201,592
1,500			Wind Acquisition Finance SA, 144A	7.250%	2/15/18	BB	1,571,250
5,500			Total Wireless Telecommunication Services				5,772,842
			Total Corporate Bonds (cost $86,649,819)				86,541,827

Nuveen Investments	33

JGT	Nuveen Diversified Currency Opportunities Fund (continued)
Portfolio of Investments December 31, 2013

Principal Amount (000)		(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

			SOVEREIGN DEBT – 68.8% (70.0% of Total Investments)

			Argentina – 1.0%

$5,500			Republic of Argentina	7.000%	10/03/15	B–	$5,472,500

			Brazil – 14.3%

1,000			Banco Nacional de Desenvolvimento Economico e Social, 144A	3.375%	9/26/16	BBB	1,010,000
67,100	BRL		Letra De Tesouro Nacional de Brazil	0.000%	7/01/14	A–	27,101,347
61,250	BRL		Letra De Tesouro Nacional de Brazil	0.000%	1/01/15	A–	23,439,026
74,500	BRL		Letra De Tesouro Nacional de Brazil	0.000%	4/01/15	A–	27,726,568
			Total Brazil				79,276,941

			Canada – 7.3%

16,000	CAD		Province of Ontario	3.250%	9/08/14	Aa2	15,285,291
10,000	CAD		Province of Ontario	3.150%	9/08/15	Aa2	9,713,815
16,000	CAD		Quebec Province	5.500%	12/01/14	Aa2	15,658,687
42,000	CAD		Total Canada				40,657,793

			Colombia – 2.1%

5,500			Republic of Colombia	8.250%	12/22/14	BBB	5,857,500
9,948,000	COP		Republic of Colombia	12.000%	10/22/15	BBB	5,809,013
			Total Colombia				11,666,513

			Hungary – 0.3%

1,500			Republic of Hungary, Government Bond	4.125%	2/19/18	Ba1	1,516,500

			Indonesia – 1.9%

8,000			Republic of Indonesia, 144A	7.250%	4/20/15	Baa3	8,556,000
2,000			Republic of Indonesia, 144A	7.500%	1/15/16	Baa3	2,200,000
10,000			Total Indonesia				10,756,000

			Ireland – 1.5%

2,000	EUR		Irish Republic Treasury Bond	4.600%	4/18/16	BBB+	2,980,067
3,400	EUR		Irish Republic Treasury Bond	5.500%	10/18/17	BBB+	5,315,962
5,400	EUR		Total Ireland				8,296,029

			Italy – 5.2%

5,000	EUR		Buoni Poliennali del Tesoro, Italian Treasury Bond	3.000%	4/15/15	BBB+	7,050,459
5,000	EUR		Buoni Poliennali del Tesoro, Italian Treasury Bond	4.750%	9/15/16	BBB+	7,423,253
10,000	EUR		Buoni Poliennali del Tesoro, Italian Treasury Bond	4.000%	2/01/17	BBB+	14,595,771
20,000	EUR		Total Italy				29,069,483

			Malaysia – 4.7%

85,000	MYR		Republic of Malaysia	3.197%	10/15/15	A	25,898,025

			Mexico – 10.6%

166,000	MXN		Mexico Bonos de DeSarrollo	8.000%	12/17/15	A	13,709,491
245,500	MXN		Mexico Bonos de DeSarrollo	7.250%	12/15/16	A	20,236,089
120,000	MXN		Mexico Bonos de DeSarrollo	4.750%	6/14/18	A	8,971,412
200,500	MXN		United Mexican States	9.500%	12/18/14	A	16,184,503
732,000	MXN		Total Mexico				59,101,495

			Norway – 1.9%

60,000	NOK		Norwegian Government Bond	5.000%	5/15/15	AAA	10,363,313

34	Nuveen Investments

Principal Amount (000)		(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

			Peru – 2.4%

25,000	PEN		Republic of Peru Treasury Bond	8.600%	8/12/17	A–	$10,264,776
$1,146			Republic of Peru	9.875%	2/06/15	BBB+	1,253,724
1,500			Republic of Peru	8.375%	5/03/16	BBB+	1,734,750
			Total Peru				13,253,250

			Poland – 1.0%

5,500			Republic of Poland	3.875%	7/16/15	A2	5,754,650

			Portugal – 0.2%

1,000	EUR		Portugal Obrigacoes do Tesouro	5.650%	2/15/24	BB+	1,320,318

			Russia – 1.5%

8,000			Russian Federation, 144A	3.625%	4/29/15	Baa1	8,260,000

			South Africa – 4.6%

5,500			Republic of South Africa	6.500%	6/02/14	Baa1	5,623,750
32,000	ZAR		Republic of South Africa	13.500%	9/15/15	A–	3,406,792
55,000	ZAR		Republic of South Africa	8.250%	9/15/17	Baa1	5,467,115
115,000	ZAR		Republic of South Africa	8.000%	12/21/18	A–	11,336,818
			Total South Africa				25,834,475

			Spain – 2.6%

5,000	EUR		Kingdom of Spain, Bonos y Obligado Del Esatado	3.300%	10/31/14	BBB	6,977,066
5,000	EUR		Kingdom of Spain, Bonos y Obligado Del Esatado	4.250%	10/31/16	BBB	7,313,218
10,000	EUR		Total Spain				14,290,284

			Trinidad and Tobago – 0.1%

800			Republic of Trinidad and Tobago	4.375%	1/16/24	A	821,200

			Turkey – 4.5%

12,950	TRY		Republic of Turkey, Government Bond	0.000%	4/09/14	BBB	5,893,666
5,900	TRY		Republic of Turkey, Government Bond	7.500%	9/24/14	BBB	2,705,242
36,800	TRY		Republic of Turkey, Government Bond	6.500%	1/07/15	Baa1	16,590,806
55,650	TRY		Total Turkey				25,189,714

			Ukraine – 0.8%

4,500			Republic of Ukraine, 144A	6.875%	9/23/15	B–	4,383,000

			Vietnam – 0.3%

1,500			Socialist Republic of Vietnam, 144A	6.875%	1/15/16	BB–	1,601,250
			Total Sovereign Debt (cost $407,968,681)				382,782,733

Principal Amount (000)			Description (1)	Coupon	Maturity	Ratings (2)	Value

			ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 5.5% (5.5% of Total Investments)

$2,168			Bayview Opportunity Master Fund Trust, 2013-8NPL	3.228%	3/28/33	N/R	$2,164,412
3,456			Countrywide Asset Backed Certificates, Series 2007-4 A2	5.530%	4/25/47	Caa1	3,163,198
3,425			Fannie Mae Mortgage Pool	3.000%	6/01/43	N/R	3,256,157
6,000			Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10	5.806%	8/10/45	A	6,588,408
2,675			Monty Parent Issuer LLC 2013-LTR1	3.470%	10/20/15	CCC	2,672,833
1,000			Nationstar Mortgage Advance Receivables Trust 2013-T1	3.721%	6/20/44	BB	998,480
1,747			Oaktree Real Estate Investments, Comnmerial Mortgage Asset Backed Securities ORES NPL LLC 2013-LV2I, 144A	3.081%	9/25/25	N/R	1,747,408
1,354			Stanwich Mortgage Loan Trust, Series 2012-NPL5	2.981%	10/18/42	N/R	1,353,230
2,912			Vericrest Opportunity Loan Transferee, Private CMO 2013 NPL1	4.250%	8/25/58	N/R	2,951,112
2,921			Walter Investment Management Company Capital Trust, Series 2012-AA	4.549%	10/16/50	BBB	2,960,874

Nuveen Investments	35

JGT	Nuveen Diversified Currency Opportunities Fund (continued)
Portfolio of Investments December 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,461	Wedgewood Real Estate Trust, Mortgage Pool 2013-1A	5.000%	7/25/43	N/R	$2,444,368
30,119	Total Asset-Backed and Mortgage-Backed Securities (cost $30,912,680)				30,300,480
	Total Long-Term Investments (cost $526,781,180)				500,932,040

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 8.4% (8.5% of Total Investments)

	SOVEREIGN DEBT – 0.5% (0.5% of Total Investments)

	Philippines – 0.5%

$3,000	Republic of the Philippines	8.250%	1/15/14	N/R	$3,007,500

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 7.2% (7.3% of Total Investments)

25,000	Freddie Mac Notes	0.145%	3/27/14	AAA	25,000,875
15,000	Fannie Mae Notes	1.250%	3/27/14	AAA	15,025,650
40,000	Total U.S. Government and Agency Obligations				40,026,525

	REPURCHASE AGREEMENTS – 0.7% (0.7% of Total Investments)

3,578	Repurchase Agreement with State Street Bank, dated 12/31/13, repurchase price $3,577,777, collateralized by $3,840,000 U.S. Treasury Notes, 1.250%, due 2/29/20, value $3,653,844	0.000%	1/02/14	N/A	$3,577,777
	Total Short-Term Investments (cost $46,609,635)				46,611,802
	Total Investments (cost $573,390,815) – 98.5%				547,543,842
	Other Assets Less Liabilities – 1.5% (4)				8,530,725
	Net Assets – 100%				$556,074,567

Investments in Derivatives as of December 31, 2013

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (4)
Bank of America	U.S. Dollar	18,066,708	Malaysian Ringgit	58,500,000	2/11/14	$(246,709)
Barclays	Australian Dollar	73,000,000	U.S. Dollar	66,180,340	2/13/14	1,173,825
Barclays	U.S. Dollar	40,748,566	Mexican Peso	540,000,000	1/17/14	563,355
Barclays	U.S. Dollar	5,649,505	Mexican Peso	75,000,000	1/17/14	88,262
Barclays	U.S. Dollar	3,767,695	Mexican Peso	49,000,000	1/17/14	(19,020)
Barclays	U.S. Dollar	470,928	Mexican Peso	6,200,000	1/17/14	3,394
Barclays	U.S. Dollar	66,013,900	Australian Dollar	73,000,000	2/13/14	(1,007,385)
Barclays	U.S. Dollar	6,001,765	Peruvian Nouveau Sol	17,000,000	3/03/14	19,771
BNP Paribas	U.S. Dollar	20,607,750	New Zealand Dollar	25,000,000	1/17/14	(63,667)
Citibank N.A.	Euro	35,150,000	U.S. Dollar	47,745,721	2/14/14	(609,270)
Citibank N.A.	Japanese Yen	2,900,000,000	U.S. Dollar	28,202,545	2/14/14	659,771
Citibank N.A.	U.S. Dollar	32,818,180	Mexican Peso	431,500,000	1/17/14	193,105
Citibank N.A.	U.S. Dollar	62,442,260	Australian Dollar	69,050,000	2/13/14	(953,221)
Citibank N.A.	U.S. Dollar	55,960,490	Euro	41,000,000	2/14/14	442,203
Credit Suisse	Norwegian Krone	63,604,000	U.S. Dollar	10,326,607	2/18/14	(141,973)
Credit Suisse	Turkish Lira	23,000,000	U.S. Dollar	10,756,711	1/17/14	86,503
Credit Suisse	U.S. Dollar	22,287,902	Turkish Lira	46,000,000	1/17/14	(947,486)
Credit Suisse	U.S. Dollar	2,012,651	Turkish Lira	4,200,000	1/17/14	(64,178)
Credit Suisse	U.S. Dollar	28,174,649	Pound Sterling	17,250,000	2/10/14	383,155

36	Nuveen Investments

Investments in Derivatives as of December 31, 2013 (continued)

Forward Foreign Currency Exchange Contracts outstanding (continued):

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (4)
Credit Suisse	U.S. Dollar	29,588,534	Malaysian Ringgit	96,000,000	2/24/14	$(371,905)
Credit Suisse	U.S. Dollar	40,723,701	Malaysian Ringgit	131,000,000	3/04/14	(876,457)
Goldman Sachs	Japanese Yen	3,000,000,000	U.S. Dollar	30,021,015	1/21/14	1,531,810
Goldman Sachs	South Korean Won	19,000,000,000	U.S. Dollar	17,994,128	2/18/14	(49,327)
Goldman Sachs	U.S. Dollar	28,840,330	South African Rand	300,000,000	1/17/14	(298,802)
Goldman Sachs	U.S. Dollar	27,539,750	South African Rand	287,000,000	1/17/14	(235,022)
Goldman Sachs	U.S. Dollar	133,459	South African Rand	1,400,000	1/17/14	(265)
Goldman Sachs	U.S. Dollar	40,765,375	Pound Sterling	25,000,000	2/20/14	619,712
JPMorgan	Euro	24,000,000	U.S. Dollar	32,602,824	2/14/14	(413,387)
JPMorgan	South Korean Won	17,200,000,000	U.S. Dollar	16,141,141	2/04/14	(193,128)
JPMorgan	U.S. Dollar	19,979,040	New Zealand Dollar	24,000,000	1/31/14	(276,140)
Morgan Stanley	Brazilian Real	61,000,000	U.S. Dollar	25,880,356	1/03/14	24,682
Morgan Stanley	Canadian Dollar	30,000,000	U.S. Dollar	28,004,145	1/10/14	(232,412)
Morgan Stanley	Canadian Dollar	22,000,000	U.S. Dollar	20,566,899	1/10/14	(139,910)
Morgan Stanley	Japanese Yen	2,900,000,000	U.S. Dollar	28,264,281	2/10/14	722,079
Morgan Stanley	U.S. Dollar	26,301,039	Brazilian Real	61,000,000	1/03/14	(445,365)
Morgan Stanley	U.S. Dollar	25,667,999	Brazilian Real	61,000,000	2/04/14	(20,056)
Nomura International	U.S. Dollar	40,941,460	New Zealand Dollar	49,000,000	1/08/14	(649,527)
UBS	Canadian Dollar	70,000,000	U.S. Dollar	65,677,747	1/22/14	(188,720)
UBS	Canadian Dollar	6,320,000	U.S. Dollar	5,957,936	1/22/14	11,135
UBS	U.S. Dollar	29,607,557	Canadian Dollar	31,000,000	1/22/14	(438,121)
						$(2,358,691)

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note	Short	(38)	3/14	$(8,352,875)	$15,334
5-Year U.S. Treasury Note	Short	(351)	3/14	(41,878,688)	529,445
10-Year U.S. Treasury Note	Short	(45)	3/14	(5,537,109)	98,454
90-Day Eurodollar	Short	(250)	3/16	(61,606,250)	152,385
90-Day Eurodollar	Short	(300)	6/16	(73,691,250)	179,112
				$(191,066,172)	$974,730

Nuveen Investments	37

JGT	Nuveen Diversified Currency Opportunities Fund (continued)
Portfolio of Investments December 31, 2013

(1)	All percentages shown in the Portfolio of Investments are based on net assets, unless otherwise noted.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(4)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

N/A	Not applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

BRL	Brazilian Real

CAD	Canadian Dollar

COP	Colombian Peso

EUR	Euro

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

PEN	Peruvian Nuevo Sol

TRY	Turkish Lira

ZAR	South African Rand

See accompanying notes to financial statements.

38	Nuveen Investments

Statement of

Assets and Liabilities

December 31, 2013

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Assets
Long-term investments, at value (cost $184,227,510 and $526,781,180, respectively)	$172,748,091	$500,932,040
Short-term investments, at value (cost $2,402,340 and $46,609,635, respectively)	2,402,340	46,611,802
Cash denominated in foreign currencies (cost $172,621 and $315,811, respectively)	173,095	312,569
Cash collateral at brokers(1)	1,171,621	6,343,000
Credit default swaps premiums paid	168,156	—
Unrealized appreciation on:
Forward foreign currency exchange contracts, net	396,559	2,390,308
Interest rate swaps	3,102,729	—
Receivable for:
Dividends	20,098	25,977
Due from broker (net of amounts uncollectible of $135,899 and $—, respectively)	605,066	150,747
Interest	2,336,969	4,809,404
Reclaims	21,175	12,752
Variation margin on credit default swaps	5,677	—
Variation margin on futures contracts	33,398	68,141
Other assets	29,402	47,063
Total assets	183,214,376	561,703,803
Liabilities
Borrowings	56,000,000	—
Cash overdraft	585,477	—
Unrealized depreciation on forward foreign currency exchange contracts, net	692,632	4,748,999
Payable for:
Investments purchased	3,671,301	—
Shares repurchased	—	151,900
Accrued expenses:
Interest on borrowings	52,251	—
Management fees	131,765	413,211
Trustees fees	1,106	47,022
Other	84,833	268,104
Total liabilities	61,219,365	5,629,236
Net assets	$121,995,011	$556,074,567
Shares outstanding	9,289,418	46,043,135
Net asset value per share outstanding	$13.13	$12.08
Net assets consist of:
Shares, ($.01) par value per share	$92,894	$460,431
Paid-in surplus	133,260,156	610,848,656
Undistributed (Over-distribution of) net investment income	(2,678,837)	(23,183,446)
Accumulated net realized gain (loss)	(163,424)	(4,770,052)
Net unrealized appreciation (depreciation)	(8,515,778)	(27,281,022)
Net assets	$121,995,011	$556,074,567
Authorized shares	Unlimited	Unlimited

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Nuveen Investments	39

Statement of

Operations

Year Ended December 31, 2013

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Investment Income (net of foreign tax withheld of $3,545 and $76,574, respectively)	$9,240,623	$21,718,576
Expenses
Management fees	1,679,414	5,530,643
Interest expense on borrowings	709,198	—
Shareholder servicing agent fees and expenses	283	460
Custodian fees and expenses	141,802	360,577
Trustees fees and expenses	5,119	16,895
Professional fees	95,539	93,724
Shareholder reporting expenses	32,879	130,952
Stock exchange listing fees	8,586	33,171
Investor relations expenses	30,262	106,406
Other expenses	23,224	66,998
Total expenses	2,726,306	6,339,826
Net investment income (loss)	6,514,317	15,378,750
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(193,905)	(8,491,949)
Forward foreign currency exchange contracts	(6,822,974)	(52,686,694)
Futures contracts	256,147	336,174
Options purchased	(256,883)	(1,329,323)
Options written	29,625	612,250
Swaps	1,049,316	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(13,264,387)	(24,362,430)
Forward foreign currency exchange contracts	(824,780)	(7,819,786)
Futures contracts	(107,787)	974,730
Swaps	2,843,444	—
Net realized and unrealized gain (loss)	(17,292,184)	(92,767,028)
Net increase (decrease) in net assets from operations	$(10,777,867)	$(77,388,278)

See accompanying notes to financial statements.

40	Nuveen Investments

Statement of

Changes in Net Assets

	Global Income Opportunities (JGG)		Diversified Currency Opportunities (JGT)
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Operations
Net investment income (loss)	$6,514,317	$2,133,034	$15,378,750	$10,512,060
Net realized gain (loss) from:
Investments and foreign currency	(193,905)	3,052,339	(8,491,949)	(2,617,593)
Forward foreign currency exchange contracts	(6,822,974)	2,546,152	(52,686,694)	51,995,401
Futures contracts	256,147	283,574	336,174	—
Options purchased	(256,883)	(28,100)	(1,329,323)	(1,180,825)
Options written	29,625	8,200	612,250	830,850
Swaps	1,049,316	4,591,954	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(13,264,387)	2,305,944	(24,362,430)	11,052,644
Forward foreign currency exchange contracts	(824,780)	465,856	(7,819,786)	10,892,907
Futures contracts	(107,787)	161,500	974,730	—
Options purchased	—	—	—	95,650
Options written	—	—	—	(203,850)
Swaps	2,843,444	(4,745,821)	—	—
Net increase (decrease) in net assets from operations	(10,777,867)	10,774,632	(77,388,278)	81,377,244
Distributions to Shareholders
From net investment income	—	(7,958,039)	—	—
From accumulated net realized gains	(770,358)	(3,225,987)	(1,486,107)	(31,349,996)
Return of capital	(9,942,604)	—	(48,832,158)	(22,123,393)
Decrease in net assets from distributions to shareholders	(10,712,962)	(11,184,026)	(50,318,265)	(53,473,389)
Capital Share Transactions
Shares issued in reorganization	—	—	—	75,834,805
Shares repurchased and retired	(806,265)	—	(21,316,878)	(4,603,053)
Net increase (decrease) in net assets from capital share transactions	(806,265)	—	(21,316,878)	71,231,752
Net increase (decrease) in net assets	(22,297,094)	(409,394)	(149,023,421)	99,135,607
Net assets at the beginning of period	144,292,105	144,701,499	705,097,988	605,962,381
Net assets at the end of period	$121,995,011	$144,292,105	$556,074,567	$705,097,988
Undistributed (Over-distribution of) net investment income at the end of period	$(2,678,837)	$(2,101,044)	$(23,183,446)	$539,068

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of

Cash Flows

Year ended December 31, 2013

Global Income Opportunities (JGG)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$(10,777,867)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(136,407,706)
Proceeds from sales and maturities of investments	150,148,820
Proceeds from (Purchases of) short-term investments, net	(875,777)
Proceeds from (Payments for) cash denominated in foreign currencies, net	(122,914)
Proceeds from (Payments for) swap contracts, net	1,041,109
Proceeds from (Payments for) terminated options purchased, net	244,047
Premiums paid for options purchased	(505,975)
Premiums received for options written	29,625
Amortization (Accretion) of premiums and discounts, net	1,472,051
(Increase) Decrease in:
Cash collateral at brokers	(1,171,621)
Receivable for dividends	(7,793)
Receivable for due from broker	278,948
Receivable for interest	420,649
Receivable for reclaims	(21,175)
Receivable for variation margin on credit default swaps	(5,677)
Receivable for variation margin on futures contracts	96,054
Other assets	28,084
Increase (Decrease) in:
Payable for investments purchased	2,255,488
Payable for variation margin on futures contracts	(2,538)
Accrued interest on borrowings	(17,657)
Accrued management fees	(17,741)
Accrued Trustees fees	18
Accrued other expenses	(985)
Net realized (gain) loss from:
Investments and foreign currency	193,905
Options purchased	256,883
Options written	(29,625)
Paydowns	(2,273)
Swaps	(1,041,109)
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	13,264,387
Forward foreign currency exchange contracts	824,780
Swaps	(2,811,487)
Proceeds from litigation settlement	50,483
Net cash provided by (used in) operating activities	16,785,411
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	(266,184)
Repayments of borrowings	(5,000,000)
Cash distributions paid to shareholders	(10,712,962)
Cost of shares repurchased and retired	(806,265)
Net cash provided by (used in) financing activities	(16,785,411)
Net Increase (Decrease) in Cash	—
Cash at the beginning of period	—
Cash at the End of Period	$—
Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs) was $665,454.

See accompanying notes to financial statements.

42	Nuveen Investments

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Nuveen Investments	43

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss)	(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Offering Costs		Discount from Shares Repurchased and Retired		Ending Net Asset Value	Ending Market Value
Global Income Opportunities (JGG)
Year Ended 12/31:
2013	$15.42	$ .70		$(1.86)	$ (1.16)	$ —	$(.08)	$(1.06)	$(1.14)	$—		$.01		$13.13	$11.39
2012	15.46	.23		.93	1.16	(.86)	(.34)	—	(1.20)	—		—		15.42	14.02
2011	16.33	.17		.26	.43	(.36)	—	(.94)	(1.30)	—		—		15.46	14.16
2010	16.76	.14		.99	1.13	(.76)	(.06)	(.74)	(1.56)	—		—		16.33	15.65
2009	18.00	.27		.05	.32	(.87)	(.05)	(.64)	(1.56)	—		—	*	16.76	17.23

Diversified Currency Opportunities (JGT)
Year Ended 12/31:
2013	14.69	.32		(1.95)	(1.63)	—	(.03)	(1.03)	(1.06)	—		.08		12.08	10.08
2012	14.01	.24		1.64	1.88	—	(.71)	(.50)	(1.21)	—		.01		14.69	12.87
2011	15.64	.12		(.46)	(.34)	(.65)	(.24)	(.41)	(1.30)	—		.01		14.01	12.11
2010	17.12	.36		(.42)	(.06)	(.13)	—	(1.29)	(1.42)	—		—	*	15.64	13.77
2009	16.51	.49		1.62	2.11	(.93)	(.48)	(.10)	(1.51)	—	*	.01		17.12	15.41

												Borrowings at End of Period(e)
Global Income Opportunities (JGG)												Aggregate Amount Outstanding (000)			Asset Coverage Per $1,000
Year Ended 12/31:
2013												$56,000			$3,178
2012												61,000			3,365

44	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(c)

Based on Net Asset Value (b)	Based on Market Value (b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	(d)

(7.49)%	(10.97)%	$121,995	2.03%	4.85%	72%
7.70	7.49	144,292	1.16	1.47	93
2.82	(1.19)	144,701	1.06	1.10	36
6.85	(.22)	152,834	1.06	.82	105
1.70	18.57	156,253	1.08	1.54	177

(10.83)	(13.99)	556,075	.99	2.40	86
13.73	16.54	705,098	.99	1.65	117
(2.39)**	(3.27)	605,962	1.06	.77	41
(.18)	(1.44)	683,648	1.13	2.28	77
13.35	22.55	748,957	1.07	2.92	103

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested divided income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable.
• Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Global Income Opportunities (JGG)	Ratios of Borrowings Interest Expense to Average Net Assets(e)
Year Ended 12/31:
2013	.53%
2012	.07

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions) divided by the average long-term market value during the period.
(e)	The Fund did not utilize borrowings prior to the fiscal year ended December 31, 2012.
*	Rounds to less than $.01 per share.
**	During the fiscal year ended December 31, 2011, Diversified Currency Opportunities (JGT) received payments from the Adviser of $36,215 to offset losses realized on the disposal of investments purchased in violation of the Fund’s investment restrictions. This reimbursement did not have an impact on the Fund’s Total Return Based on Net Asset Value.

See accompanying notes to financial statements.

Nuveen Investments	45

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•  Nuveen Global Income Opportunities Fund (JGG) (“Global Income Opportunities (JGG)”)

•  Nuveen Diversified Currency Opportunities Fund (JGT) (“Diversified Currency Opportunities (JGT)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified closed-end registered investment companies. Global Income Opportunities (JGG) and Diversified Currency Opportunities (JGT) were organized as Massachusetts business trusts on April 13, 2006 and February 14, 2007, respectively.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Global Income Opportunities’ (JGG) primary investment objective is to provide a high level of current income and gains. The Fund’s secondary investment objective is to seek capital preservation. The Fund invests at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in global debt securities, including but not limited to global sovereign and government-related debt, domestic and foreign debt securities, U.S. government securities, residential and commercial mortgage-backed securities and asset backed securities. The Fund may invest up to 20% in other types of securities, including, but not limited to, preferred securities of domestic and foreign issuers and convertible debt. The Fund may invest in global debt from issuers in both developed and emerging market countries. The Fund will invest primarily in securities rated investment grade at the time of purchase (or unrated but deemed to be of comparable quality by the Sub-Adviser.) However, the Fund may invest up to 30% of its managed assets in securities rated below investment grade (or unrated but deemed to be of comparable quality by the Sub-Adviser). The Fund may not invest in debt rated below CCC. The Fund will use futures, forwards and other derivatives to create or reduce exposure to countries, sectors, currencies, and interest rates in seeking to enhance total returns and/or manage risk. This strategy may create the economic effect of leverage. The Sub-Adviser will monitor and adjust investments using a propriety risk reduction methodology.

Diversified Currency Opportunities’ (JGT) primary investment objective is to provide an attractive level of current income and total return. The Fund invests in currencies and short-term debt of both developed market and emerging market countries and has the flexibility to short foreign currencies. The Fund will maintain a foreign currency orientation with a maximum net exposure of the dollar of 35%. The Fund invests at least 80% of its managed assets in U.S. and foreign government securities, forward currency contracts, and other currency related derivative instruments and may invest 20% in corporate, assets-backed or other types of non-government debt. The Fund seeks to maintain a weighted-average, leverage-adjusted duration of two years or less and may employ effective leverage of up to 175% through currency forward contracts. This strategy may create the economic effect of leverage. The Sub-Adviser will monitor and adjust investments using a propriety risk reduction methodology.

The Funds are subject to regulation as a commodity pool under the Commodity Exchange Act, and the Adviser has registered with the Commodity Futures Trading Commission as a commodity pool operator.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

46	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of December 31, 2013, the following Fund had outstanding when-issued/delayed delivery purchase commitments as follows:

Global Income Opportunities (JGG)

Outstanding when-issued/delayed delivery purchase commitments	$3,671,336

There were no such outstanding purchase commitments in Diversified Currency Opportunities (JGT).

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value, the difference will reduce net asset value per share. If a Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal years ended December 31, 2013 and December 31, 2012, are reflected in the accompanying financial statements.

Due from Broker

Global Income Opportunities (JGG) has an outstanding trade receivable in the amount of $605,066 from an affiliated entity of Lehman Brothers Holdings, Inc., (“Lehman”) which filed for Chapter 11 bankruptcy protection. The trade receivable is recognized as a component of “Due from broker” on the Statement of Assets and Liabilities. The Fund’s Adviser has agreed that to the extent that this asset is not ultimately recovered by the Fund, the Adviser or another party shall reimburse the Fund for this asset. The Fund’s custodian has also agreed to waive any overdraft charges resulting from this receivable. As the receivable is an offset of the overdraft noted on the Fund’s accounting records and recognized as a component of “Cash overdraft” on the Statement of Assets and Liabilities, there has been no effect on the Fund’s net asset value.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Nuveen Investments	47

Notes to Financial Statements (continued)

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2013, the Funds were not invested in any portfolio securities or derivatives, other than repurchase agreements, forward foreign currency exchange contracts and swap contracts further described in Note 3 – Portfolio Securities and Investments in Derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities, short-term U.S. and international government securities, forward foreign currency exchange contracts and swaps are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (NAV) of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non- U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and

48	Nuveen Investments

other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Income Opportunities (JGG)	Level 1	Level 2	Level 3	Total

Long-Term Investments*:
$25 Par (or similar) Retail Structures	$3,247,845	$—	$—	$3,247,845
Corporate Bonds	—	85,484,204	—	85,484,204
$1,000 Par (or similar) Institutional Structures	—	7,568,977	—	7,568,977
Sovereign Debt	—	68,299,757	—	68,299,757
Asset-Backed and Mortgage-Backed Securities	—	8,147,308	—	8,147,308
Short-Term Investments:
Repurchase Agreements	—	2,402,340	—	2,402,340
Derivatives:
Forward Foreign Currency Exchange Contracts**	—	(296,073)	—	(296,073)
Credit Default Swaps**	—	31,957	—	31,957
Interest Rate Swaps**	—	3,102,729	—	3,102,729
Futures Contracts**	148,990	—	—	148,990
Total	$3,396,835	$174,741,199	$—	$178,138,034

Diversified Currency Opportunities (JGT)	Level 1	Level 2	Level 3	Total

Long-Term Investments*:
$25 Par (or similar) Retail Structures	$1,307,000	$—	$—	$1,307,000
Corporate Bonds	—	86,541,827	—	86,541,827
Sovereign Debt	—	382,782,733	—	382,782,733
Asset-Backed and Mortgage-Backed Securities	—	30,300,480	—	30,300,480
Short-Term Investments*:
Sovereign Debt	—	3,007,500	—	3,007,500
U.S. Government & Agency Obligations	—	40,026,525	—	40,026,525
Repurchase Agreements	—	3,577,777	—	3,577,777
Derivatives:
Forward Foreign Currency Exchange Contracts**	—	(2,358,691)	—	(2,358,691)
Futures Contracts**	974,730	—	—	974,730
Total	$2,281,730	$543,878,151	$—	$546,159,881

*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments	49

Notes to Financial Statements (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Global Income Opportuntities (JGG) and Diversified Currency Opportunities (JGT) may invest in non-U.S. securities (as described in Note 1 – General Information and Significant Accounting Policies, Investment Objectives). As of December 31, 2013, Global Income Opportuntities (JGG) and Diversified Currency Opportunities’s (JGT) investments in non-U.S. securities were as follows:

Global Income Opportuntities (JGG)	Value	% of Total Investments

Country:
Mexico	$20,757,209	11.9%
Turkey	11,132,216	6.4
South Africa	8,793,767	5.0
United Kingdom	8,759,531	5.0
South Korea	6,168,444	3.5
Russia	4,561,985	2.6
Canada	4,187,693	2.4
Other*	31,573,495	18.0
Total	$95,934,340	54.8%
*	Includes all other countries less than $4,187,693.

50	Nuveen Investments

Diversified Currency Opportunities (JGT)	Value	% of Total Investments

Country:
Brazil	$81,335,864	14.9%
Mexico	64,336,495	11.8
Canada	44,502,181	8.1
Italy	29,069,484	5.3
Malaysia	25,898,025	4.7
South Africa	25,834,476	4.7
Turkey	25,189,715	4.6
Russia	19,672,900	3.6
Spain	18,491,876	3.4
Peru	13,253,250	2.4
Other*	96,498,313	17.6
Total	$444,082,579	81.1%
*	Includes all other countries less than $13,253,250.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts, when applicable, are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures contracts, options purchased, options written and swaps,” respectively on the Statement of Operations, when applicable.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure

Global Income Opportunities (JGG)	State Street Bank	$2,402,340	$(2,402,340)	$—

Diversified Currency Opportunities (JGT)	State Street Bank	3,577,777	(3,577,777)	—
*	As of December 31, 2013, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Nuveen Investments	51

Notes to Financial Statements (continued)

Investment in Derivatives

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

Each Fund is authorized to enter into forward foreign currency exchange contracts (“forward contract”) under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts, net” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the fiscal year ended December 31, 2013, Global Income Opportunities (JGG) and Diversified Currency Opportunities (JGT) utilized forward foreign currency exchange contracts to reduce risk and to take active currency exposures. These contracts were used to reduce risk by hedging select foreign currency risks associated with each Fund’s foreign debt investments. The Funds also actively managed currency exposures through these contracts in an attempt to benefit from the potential appreciation.

The average notional amount of forward foreign currency exchange contracts outstanding during the fiscal year ended December 31, 2013, was as follows:

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)

Average notional amount of forward foreign currency exchange contracts outstanding*	$270,139,649	$1,373,831,470

*	The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all forward foreign currency exchange contracts held by the Funds as of December 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities

Underlying	Derivative	Asset Derivatives		(Liability) Derivatives

Risk Exposure	Instrument	Location	Value	Location	Value
Global Income Opportunities (JGG)
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$1,094,646	Unrealized depreciation on forward foreign currency exchange contracts, net	$(1,021,460)
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(698,087)	Unrealized depreciation on forward foreign currency exchange contracts, net	328,828
Total			$ 396,559		$ (692,632)

52	Nuveen Investments

Location on the Statement of Assets and Liabilities

Underlying	Derivative	Asset Derivatives		(Liability) Derivatives

Risk Exposure	Instrument	Location	Value	Location	Value
Diversified Currency Opportunities (JGT)
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$ 4,000,129	Unrealized depreciation on forward foreign currency exchange contracts, net	$ (7,271,632)
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(1,609,821)	Unrealized depreciation on forward foreign currency exchange contracts, net	2,522,633
Total			$ 2,390,308		$ (4,748,999)

The following table presents the forward foreign currency contracts, which are subject to netting agreements, as well as collateral delivered related to those forward foreign currency contracts.

Fund	Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Global Income Opportunities (JGG)
	Bank of America	$ —	$ (48,077)	$ —	$ (48,077)	$ —	$(48,077)
	Barclays	276,572	(244,981)	(244,981)	31,591	—	31,591
	Citibank N.A.	492,405	(378,999)	(378,999)	113,406	—	113,406
	Credit Suisse	118,834	(289,204)	118,834	(170,370)	170,370	—
	Goldman Sachs	133,858	—	—	133,858	—	133,858
	JPMorgan	191,811	(74,107)	(74,107)	117,704	—	117,704
	Morgan Stanley	209,994	(397,306)	209,994	(187,312)	—	(187,312)
	Nomura International	—	(139,184)	—	(139,184)	139,184	—
	UBS	—	(147,689)	—	(147,689)	—	(147,689)
Total		$1,423,474	$(1,719,547)	$(369,259)	$(296,073)	$309,554	$ 13,481
Diversified Currency Opportunities (JGT)
	Bank of America	$ —	$ (246,709)	$ —	$ (246,709)	$ 246,709	$ —
	Barclays	1,848,607	(1,026,405)	(1,026,405)	822,202	(774,324)	47,878
	BNP Paribas	—	(63,667)	—	(63,667)	—	(63,667)
	Citibank N.A.	1,295,079	(1,562,491)	1,295,079	(267,412)	267,412	—
	Credit Suisse	469,658	(2,401,999)	469,658	(1,932,341)	1,932,341	—
	Goldman Sachs	2,151,522	(583,416)	(583,416)	1,568,106	(1,568,106)	—
	JPMorgan	—	(882,655)	—	(882,655)	882,655	—
	Morgan Stanley	746,761	(837,743)	746,761	(90,982)	—	(90,982)
	Nomura International	—	(649,527)	—	(649,527)	649,527	—
	UBS	11,135	(626,841)	11,135	(615,706)	540,000	(75,706)
Total		$ 6,522,762	$ (8,881,453)	$ 912,812	$(2,358,691)	$2,176,214	$(182,477)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward contracts during the fiscal year ended December 31, 2013, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts

Global Income Opportunities (JGG)	Foreign currency exchange rate	Forward contracts	$(6,822,974)	$(824,780)

Diversified Currency Opportunities (JGT)	Foreign currency exchange rate	Forward contracts	(52,686,694)	(7,819,786)

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open

Nuveen Investments	53

Notes to Financial Statements (continued)

contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended December 31, 2013, Global Income Opportunities (JGG) and Diversified Currency Opportunities (JGT) sold U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. The Fund’s also used selected foreign bond futures to actively manage exposure to those markets.

The average notional amount of futures contracts outstanding during the fiscal year ended December 31, 2013, was as follows:

	Global	Diversified
	Income	Currency
	Opportunities	Opportunities
	(JGG)	(JGT)

Average notional amount of futures contracts outstanding*	$47,437,834	$69,858,434

*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

The following table presents the fair value of all futures contracts held by the Funds as of December 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities

Underlying	Derivative	Asset Derivatives		(Liability) Derivatives

Risk Exposure	Instrument	Location	Value	Location	Value

Global Income Opportunities (JGG)
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$213,201	—	$—
Interest rate	Futures contracts	Receivable for variation margin of futures contracts*	(64,211)	—	—

Diversified Currency Opportunities (JGT)
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$974,730	—	$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not cash collateral at brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts during the fiscal year ended December 31, 2013, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts

Global Income Opportunities (JGG)	Interest rate	Futures contracts	$256,147	$(107,787)

Diversified Currency Opportunities (JGT)	Interest rate	Futures contracts	336,174	974,730

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with its investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Interest Rate Swaps Contracts

Each Fund may use interest rate swap and forward interest rate swap contracts (“interest rate swap contracts”) for purposes of risk reduction or expressing market views. An example of risk reduction would be to synthetically convert certain Fund positions in fixed-rate securities effectively into adjustable rate instruments and thereby shorten the average interest rate reset time and duration of each Fund’s portfolio of investments. An example of

54	Nuveen Investments

expressing a market view would be to enter into swap contracts of different tenors that offset one another in whole or in part (in one case paying the fixed leg, in the other case receiving the fixed leg), in order to benefit if certain changes occur in the slope of the yield curve. Interest rate swap contracts involve each Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap transactions involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward swap), each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities. Payments made or received upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.” Once periodic payments are settled in cash, the net amount is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of interest rate swap contracts. For tax purposes, periodic payments are treated as ordinary income or expense.
During the fiscal year ended December 31, 2013 Global Income Opportunities (JGG) continued to use interest rate swaps to partially fix its interest cost of leverage, which the Fund employs through the use of bank borrowings, as well as part of an overall portfolio interest rate strategy.

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended December 31, 2013, was as follows:

Global
Income
Opportunities
(JGG)

Average notional amount of interest rate swap contracts outstanding*	$57,738,000

*	The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap.

Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss.

Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps,” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on credit default swaps” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the

Nuveen Investments	55

Notes to Financial Statements (continued)

Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the fiscal year ended December 31, 2013, Global Income Opportunities (JGG) continued to use credit default swaps as a way to take on credit risk and earn a commensurate credit spread.

The average notional amount of credit default swap contracts outstanding during the fiscal year ended December 31, 2013, was as follows:

Global
Income
Opportunities
(JGG)

Average notional amount of credit default swap contracts outstanding*	$5,241,622

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Funds as of December 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Location on the Statement of Assets and Liabilities

Underlying	Derivative	Asset Derivatives		(Liability) Derivatives

Risk Exposure	Instrument	Location	Value	Location	Value
Global Income Opportunities (JGG)
Credit	Swaps	Receivable for variation margin on credit default swaps**	$ 31,957	—	$—
Interest rate	Swaps	Unrealized appreciation on interest rate swaps	3,102,729	—	—

**	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not cash collateral with brokers, if any, the receivable or payable for variation margin on swap contracts or premiums paid or received presented on the Statement of Assets and Liabilities.

The following table presents the swap contacts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts.

	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Global Income Opportunities (JGG)
	JPMorgan	$2,149,631	$—	$—	$2,149,631	$(2,149,631)	$ —
	Morgan Stanley	953,098	—	—	953,098	(397,845)	555,253
Total		$3,102,729	$—	$—	$3,102,729	$(2,547,476)	$555,253

***  Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts during the fiscal year ended December 31, 2013, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Global Income Opportunities (JGG)
	Credit	Swaps	$1,183,380	$ (77,051)
	Interest rate	Swaps	(134,064)	2,920,495
Total			$1,049,316	$2,843,444

Options Transactions

The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options and/or swaptions, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options and/or Swaptions purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option and/or swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options and/or Swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased

56	Nuveen Investments

during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options and/or swaptions purchased” on the Statement of Operations. The changes in the value of options and/or swaptions written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options and/or swaptions written” on the Statement of Operations. When an option and/or swaption is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options and/or swaptions purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option and/or swaption, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended December 31, 2013, Global Income Opportunities (JGG) and Diversified Currency Opportunities (JGT) wrote put options and purchased call options on select currencies in an attempt to benefit from changes in the spot values of these currencies.

The average notional amount of outstanding options contracts during the fiscal year ended December 31, 2013, were as follows:

	Global	Diversified
	Income	Currency
	Opportunities	Opportunities
	(JGG)	(JGT)

Average notional amount of outstanding options purchased*	$4,938,541	$37,278,195

	Global	Diversified
	Income	Currency
	Opportunities	Opportunities
	(JGG)	(JGT)

Average notional amount of outstanding options written*	$585,750	$12,105,500

*	The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) on options contracts during the fiscal year ended December 31, 2013, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
Global Income Opportunities (JGG)

	Foreign currency exchange rate	Options purchased	$ (256,883)	$—

	Foreign currency exchange rate	Options written	29,625	—

Diversified Currency Opportunities (JGT)

	Foreign currency exchange rate	Options purchased	$(1,329,323)	$—

	Foreign currency exchange rate	Options written	612,250	—

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	57

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Global Income Opportunities (JGG)		Diversified Currency Opportunities (JGT)

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12

Shares issued in reorganization	—	—	—	5,096,842
Shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Shares repurchased and retired	(69,600)	—	(1,962,431)	(357,790)
Weighted average:
Price per share repurchased and retired	$11.56	$—	$10.84	$12.85
Discount per share repurchased and retired	13.94%	—	15.39%	12.07%

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) for the fiscal year ended December 31, 2013, were as follows:

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Purchases	$136,407,706	$421,924,623
Sales and maturities	150,148,820	364,495,403

Transactions in options written for each Fund during the fiscal year ended December 31, 2013, were as follows:

	Global Income Opportunities (JGG)		Diversified Currency Opportunities (JGT)

	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—	—	$—
Options written	1	29,625	1	612,250
Options expired	(1)	(29,625)	(1)	(612,250)
Options outstanding, end of period	—	$—	—	$—

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the amortization of premium, recognition of unrealized gain or loss for tax (mark-to-market) for certain foreign currency contracts, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

58	Nuveen Investments

As of December 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)

Cost of investments	$187,967,886	$580,631,922
Gross unrealized:

Appreciation	$1,766,296	$2,827,614

Depreciation	(14,583,751)	(35,915,694)
Net unrealized appreciation (depreciation) of investments	$(12,817,455)	$(33,088,080)

Permanent differences, primarily due to reorganization adjustments, net operating losses, return of capital distributions, foreign currency reclasses, distribution reclasses, nondeductible stock issuance costs and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2013, the Funds’ tax year end, as follows:

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Paid-in surplus	$ (9,942,604)	$ (76,363,663)

Undistributed (Over-distribution of) net investment income	2,850,378	11,217,001

Accumulated net realized gain (loss)	7,092,226	65,146,662

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2013, the Funds’ tax year end, were as follows:

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)

Undistributed net ordinary income	$—	$—

Undistributed net long-term capital gains	—	—

The tax character of distributions paid during the Funds’ tax years ended December 31, 2013 and December 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)

Distributions from net ordinary income[1]	$ —	$ —

Distributions from net long-term capital gains[2]	770,358	1,486,107

Return of capital	9,942,604	48,832,158

2012	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)

Distributions from net ordinary income[1]	$9,836,192	$12,219,580

Distributions from net long-term capital gains	1,347,834	19,130,416

Return of capital	—	22,123,393

[1]	Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.
[2]	The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2013.

Nuveen Investments	59

Notes to Financial Statements (continued)

The Funds have elected to defer late-year losses, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)

Post-October capital losses[3]	$—	$3,795,322

Late-year ordinary losses[4]	956,385	14,378,080

[3]	Capital losses incurred from November 1, 2013 through December 31, 2013, the Funds’ tax year end.
[4]	Specified losses incurred from November 1, 2013 through December 31, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate

For the first $500 million	.7000%

For the next $500 million	.6750

For the next $500 million	.6500

For the next $500 million	.6250

For managed assets over $2 billion	.6000

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2013, the complex-level fee rate for each of these Funds was .1686%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

60	Nuveen Investments

8. Borrowing Arrangements

Global Income Opportunities (JGG) has entered into a $67 million (maximum commitment amount) senior committed secured 364-day revolving line of credit (“Borrowings”), renewable annually, with its custodian bank. As of December 31, 2013, the outstanding balance on these Borrowings was $56 million. During the fiscal year ended December 31, 2013, the average daily balance outstanding and annual interest rate on these Borrowings were $59 million and .94%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s portfolio of investments.

Interest is charged on these Borrowings at a rate per annum equal to the higher of (a) the overnight LIBOR (London Inter-bank Offered Rate) rate plus .80% or the Federal Funds rate plus .80%. In addition to interest expense, the Fund accrues a 0.15% per annum commitment fee and a .10% per annum facility fee based on the total maximum commitment amount of the Borrowings through the renewal date.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and commitment fees are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Nuveen Investments	61

Additional Fund Information

Board of Trustees
William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	State Street Bank & Trust Company Boston, MA 02111	Chapman and Cutler LLP Chicago, IL 60603	Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

	JGG	JGT

Shares repurchased	69,600	1,962,431

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

62	Nuveen Investments

Glossary of Terms Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Barclays Global Aggregate Bond Index: An index that provides a broad-based measure of the global investment-grade fixed income markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	JGT Blended Index (Comparative Index): A 50% blend of the 1) Citigroup Non-US World Government Bond 1-3 Year Index: an index of fixed rate government bonds with a maturity of one year or longer and amounts outstanding of at least U.S. $25 million and 2) JPMorgan Emerging Local Markets Index Plus: an index that tracks total returns for local-currency-denominated money market instruments. It consists of foreign exchange forward contracts laddered with maturities ranging from one to three months. Country weights are based on a trade-weighted allocation, with maximum weight of 10% for countries with convertible currencies and 2% for countries with non-convertible currencies. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Nikkei Index: A price-weighted average comprised of Japan’s 225 top-rated Japanese companies linked in the first section of the Tokyo Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Nuveen Investments	63

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds

Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

______________________

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

64	Nuveen Investments

    Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.
1944
	333 W. Wacker Drive	Chairman and	1996		206
	Chicago, IL 60606	Board Member	Class III

■	ROBERT P. BREMNER			Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.
1940
	333 W. Wacker Drive	Board Member	1996		206
	Chicago, IL 60606		Class lll

■	JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948
	333 W. Wacker Drive	Board Member	1999		206
	Chicago, IL 60606		Class lll

■	WILLIAM C. HUNTER			Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948
	333 W. Wacker Drive	Board Member	2004		206
	Chicago, IL 60606		Class l

■	DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
1942
	333 W. Wacker Drive	Board Member	2005		206
	Chicago, IL 60606		Class ll

Nuveen Investments	65

  Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member
Independent Board Members (continued):
■	JOHN K. NELSON			Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Whole- sale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
	1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class ll		206

■	JUDITH M. STOCKDALE			Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947
	333 W. Wacker Drive	Board Member	1997		206
	Chicago, IL 60606		Class l

■	CAROLE E. STONE			Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).
1947
	333 W. Wacker Drive	Board Member	2007		206
	Chicago, IL 60606		Class l

■	VIRGINIA L. STRINGER			Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).
1944
	333 W. Wacker Drive	Board Member	2011		206
	Chicago, IL 60606		Class l

■	TERENCE J. TOTH			Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
	1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class lI		206

66	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member
Interested Board Members:
■	WILLIAM ADAMS IV(2)			Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda s Club Chicago.
	1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		132

■	THOMAS S. SCHREIER, JR.(2)			Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).
	1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III		132

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
Overseen
by Officer
Officers of the Funds:
■	GIFFORD R. ZIMMERMAN

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

	1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988		206

■	CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC.
	1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007		100
■	MARGO L. COOK			Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.
	1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009		206

■	LORNA C. FERGUSON			Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).
	1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		206

Nuveen Investments	67

Board Members & Officers (Unaudited) (continued)

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	STEPHEN D. FOY			Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.
	1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		206
■	SCOTT S. GRACE

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.

	1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009		206

■	WALTER M. KELLY			Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.
	1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		206
■	TINA M. LAZAR			Senior Vice President of Nuveen Investment Holdings, Inc.
	1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		206
■	KEVIN J. MCCARTHY			Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
	1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007		206

■	KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
	1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		206

68	Nuveen Investments

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).
	1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		206

(1)	The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	69

Notes

Notes

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows: “Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person: (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct: (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (ii) by written opinion of independent legal counsel. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either: (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.”

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe

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this conduct was unlawful). The policy has a $2,000,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 90% of any operational failure claims and the Fund would be liable for 10% of any such claims) and $1,000,000 deductible for all other claims.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)	Declaration of Trust of Registrant, dated August 5, 2014 is filed herewith.

(2)	By-Laws of Nuveen Taxable Closed-End Funds Organized as Massachusetts Business Trusts, Amended and Restated as of November 18, 2009, and adopted with respect to the Registrant on August 5, 2014, are filed herewith.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Merger is filed herewith as Appendix A to Part A of this Registration Statement.

(5)	Not applicable.

(6)(a)	Form of Investment Management Agreement.*

(6)(b)	Form of Investment Sub-Advisory Agreement.*

(7)	Not applicable.

(8)	Not applicable.

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Investment Companies and State Street Bank and Trust Company, dated February 25, 2005.*

(9)(b)	Appendix A to Custodian Agreement, updated as of May 9, 2013.*

(10)	Not applicable.

(11)	Opinion and Consent of Counsel.*

(12)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters and consequences to shareholders discussed in the Joint Proxy Statement/Prospectus.*

(13)(a)	Transfer Agency and Service Agreement, dated September 24, 2009.*

(13)(b)	Amendment and Schedule A to Transfer Agency and Service Agreement, dated June 10, 2013.*

(14)	Consent of Independent Auditor is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney are filed herewith.

(17)	Form of Proxy is filed herein and appears following the Joint Statement/Prospectus included in this registration statement.

*	To be filed by amendment.

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Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that the executed opinion of counsel supporting the tax matters discussed in the Joint Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Mergers.

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SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Chicago and the State of Illinois, on the 11th day of August, 2014.

NUVEEN GLOBAL HIGH INCOME FUND

By:	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity		Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)		August 11, 2014

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)		August 11, 2014
)
William J. Schneider*	Chairman of the Board and Trustee	)
)
)
William Adams IV*	Trustee	)
)
)
Robert P. Bremner*	Trustee	)
)
)
Jack B. Evans*	Trustee	)	By: /s/ Mark L. Winget
		)	Mark L. Winget
		)	Attorney-in-Fact
William C. Hunter*	Trustee	)	August 11, 2014
)
)
David J. Kundert*	Trustee	)
)
)
John K. Nelson*	Trustee	)
)
)
Thomas S. Schreier, Jr.*	Trustee	)
)
)
Judith M. Stockdale*	Trustee	)
)
)
Carole E. Stone*	Trustee	)
)

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Signature	Capacity		Date
)
Virginia L. Stringer*	Trustee	)
)
)
Terence J. Toth*	Trustee	)

*	An original power of attorney authorizing, among others, Mark L. Winget, Kevin J. McCarthy and Gifford R. Zimmerman, to execute this registration statement, and any amendments hereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and is filed herewith as Exhibit 16.

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EXHIBIT INDEX

Exhibit No.	Name of Exhibit

(1)	Declaration of Trust of Registrant, dated August 5, 2014.

(2)	By-Laws of Nuveen Taxable Closed-End Funds Organized as Massachusetts Business Trusts, Amended and Restated as of November 18, 2009, and adopted with respect to the Registrant on August 5, 2014,

(14)	Consent of Independent Auditor.

(16)	Powers of Attorney.

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